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Exhibit 10.2

Pursuant to 17 CFR 230.406, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDED AND RESTATED

AGREEMENT

FOR

NUMBER PORTABILITY ADMINISTRATION CENTER/
SERVICE MANAGEMENT SYSTEM

BETWEEN

NEUSTAR, INC.

AND

CANADIAN LNP CONSORTIUM INC.

TABLE OF CONTENTS

ARTICLE 1—DEFINITIONS		1
ARTICLE 2—SCOPE OF WORK		6
ARTICLE 3—TERM		7
ARTICLE 4—COMPENSATION AND NPAC/SMS USER AGREEMENTS		7
4.1	Compensation	7
4.2	NPAC/SMS User Agreement	7
ARTICLE 5—RELATIONSHIP		8
ARTICLE 6—PRICING AND ADJUSTMENT		8
6.1	General	8
6.2	Service Element Charges	8
6.3	User Training	9
6.4	Interoperability Testing	10
6.5	Expenses	10
6.6	Target Amounts; Shortfall and Credits; Billing	10
6.7	Most Favored Customer	10
6.8	[Deleted]	11
ARTICLE 7—BENCHMARKING		11
7.1	Overview	11
7.2	Phases—General	11
7.3	Phase 1—Obligations of Contractor and Customer	12
7.4	Phase 2	14
7.5	Phase 3	14
7.6	Phase 4	15
7.7	Standard & Disputes	15
ARTICLE 8—OBLIGATIONS OF CONTRACTOR		15
8.1	Testing of Canadian NPAC/SMS	15
A.	[Deleted]	15
8.3	Provision of Canadian NPAC/SMS; Service Level Adjustments	15
8.4	Compliance with Service Level Requirements; Monitoring and Reporting	16
8.5	Security; Unauthorized Access; Inspection	16
8.6	Procurement; Staffing Responsibilities; Location Changes	17
8.7	Training	17
8.8	Taxes	18
8.9	Licenses and Permits	18
8.10	Laws and Regulations	19
8.11	Immigration Law Compliance	19
8.12	Quality	19
8.13	Notification of Additional Services, Enhancements and Modifications	19
ARTICLE 9—OWNERSHIP OF INTELLECTUAL PROPERTY; SOURCE CODE ESCROW		20
9.1	Ownership of Intellectual Property	20
9.2	Grant of License on Condition of Termination by Customer	20
9.3	Grant of License on Condition of Force Majeure or Contract Expiration	20
9.4	Software Escrow	20
ARTICLE 10—PROBLEM RESOLUTION		21
10.1	Hotline Service	21
10.2	Problem Correction	21
10.3	Root Cause Analysis and Reports	21
ARTICLE 11—PROJECT STAFF		24
11.1	Project Executives and Oversight	24
11.2	Project Managers	25
11.3	Conduct of Personnel	25
ARTICLE 12—DISASTER RECOVERY		26
12.1	Contractor's Responsibility for Disaster Recovery	26
12.2	Disaster Recovery Plans	26
12.3	Disaster Recovery Exercises for the Canadian NPAC/SMS	26
12.4	Implementing Switch to Disaster Recovery Site; Restoration	26
12.5	Data Loss During a Disaster Recovery	27
12.6	Occurrence of Force Majeure	27
12.7	Allocation of Resources For Disaster Recovery or Force Majeure	27
12.8	Permanent Loss of Contractor's NPAC/SMS Data Centers	27
ARTICLE 13—ADDITIONAL SERVICES		28
13.1	Requested by Customer	28

13.2	Proposed by Contractor	29
13.3	Changes Pursuant to Benchmarking and Agreed-Upon Changes in Service Levels	29
13.4	Statement of Work	30
13.5	Staffing	30
13.6	Enhancements to Canadian NPAC/SMS Software	31
ARTICLE 14—BUSINESS RECORDS AND AUDITS		31
14.1	Contractor's Regular Audits; Customer's Right to Audit	31
14.2	Access for Audits	32
14.3	Provision of Facilities for Audits	32
14.4	Audit of Fees	32
14.5	Record Retention	32
14.6	Compliance with Audit Recommendations	33
ARTICLE 15—CONFIDENTIAL INFORMATION		33
15.1	Confidential Information Defined; Obligations	33
15.2	Exclusions	33
15.3	Return or Destruction	34
15.4	Injunctive Relief	34
15.5	Loss of Confidential Information	34
15.6	Third Parties	34
ARTICLE 16—DELAYS; PERFORMANCE CREDITS AND CORRECTIVE REPORTING; DEFAULTS; FORCE MAJEURE		34
16.1	Notice of Delays	34
16.2	[Deleted]	35
16.3	Performance Credits	35
16.4	Allocation of Damages Among Users	35
16.5	Contractor Defaults	35
16.6	Force Majeure	36
ARTICLE 17—INDEMNIFICATION		36
17.1	Mutual Indemnification	36
17.2	Contractor Indemnification	37
17.3	Procedures	37
ARTICLE 18—INFRINGEMENT		37
18.1	Contractor's Obligation to Indemnify for Infringement	37
18.2	Contractor's Obligations If Use Is Threatened	37
ARTICLE 19—LIABILITY; LIMITATION OF LIABILITY		38
19.1	DIRECT DAMAGES	38
19.2	CONSEQUENTIAL DAMAGES	39
19.3	EXCLUSIONS	39
ARTICLE 20—INSURANCE		39
20.1	Contractor's Insurance Requirements	39
20.2	Contractor's Failure to Maintain Insurance	40
20.3	Self Insurance	40
	Contractor may self insure the risks for which insurance is otherwise required under this Article 20 upon written request to and approval, in writing, by Customer. Approval by Customer of self-insurance shall not be unreasonably withheld and shall be based upon Customer's reasonable assessment that Contractor's net worth, financial history and stability appear to be sufficient to satisfy any obligation Contractor could reasonably be expected to incur during the term of this Agreement.	40
20.4	Customer's Insurance Requirements	40
20.5	Customer's Failure to Maintain Insurance	40
20.6	Additional Insurance	40
ARTICLE 21—WARRANTIES		41
21.1	Harmful Code or Data	41
21.2	No Liens or Violations of Third Party Rights	41
21.3	Conformance with Specifications and other Standards	41
21.4	Authority	41
21.5	EXCLUSIVE WARRANTIES	41
21.6	Year 2000 Compliance	42
ARTICLE 22—ASSIGNMENT, OTHER TRANSFER, AND SUBCONTRACTING		42
22.1	Consent Required	42
22.2	Assignment of Monies Due	42
ARTICLE 23—TERMINATION		42
23.1	Termination by Customer	42
23.2	Nonwaiver	43
23.3	Users' Liability for Payments	43

23.4	Return of Property upon Termination	43
23.5	No Termination by Contractor	43
ARTICLE 24—TRANSITION AT EXPIRATION OR TERMINATION OF THIS AGREEMENT		43
24.1	Contractor's Obligation to Assist with Transition	43
24.2	Optional Extension upon Termination or Non-Renewal without License	44
24.3	Optional Extension upon Termination or Non-Renewal with License, Loss of Neutrality or Regulatory Termination	44
24.4	Transition Services	44
ARTICLE 25—REGULATORY AND LEGISLATIVE CONSIDERATIONS		45
25.1	Users are Communications Common Carriers	45
25.2	Changes in Law and Regulations	46
ARTICLE 26—INTERNAL DISPUTE RESOLUTION AND ARBITRATION		46
26.1	Internal Dispute Resolution	46
26.2	Arbitration	46
26.3	Continuation of Services	47
26.4	Arbitration Regarding Customer Liability or Allocation Model	47
ARTICLE 27—GENERAL		47
27.1	Successors and Assigns	47
27.2	Attorneys' Fees	47
27.3	Service Parity	47
27.4	Advertising or Publicity	47
27.5	Non-Waiver	48
27.6	Notices	48
27.7	Governing Law	48
27.8	Severability	49
27.9	Remedies	49
27.10	Survival	49
27.11	Joint Work Product	49
27.12	Headings	49
27.13	Counterparts	49
ARTICLE 28—NONEXCLUSIVE MARKET RIGHTS		49
ARTICLE 29—[DELETED]		49
ARTICLE 30—ENTIRE AGREEMENT		49
ARTICLE 31—SYSTEM PERFORMANCE PLAN		50
ANNEX A TO EXHIBIT G
AFFECTED REGIONS

EXHIBITS:

Exhibit A	Turn-up Testing Schedule
Exhibit B	NANC NPAC/SMS Functional Requirements Specification
Exhibit C	NANC NPAC/SMS Interoperable Interface Specification
Exhibit D	RESERVED
Exhibit E	Pricing Schedules
Exhibit F	[Deleted]
Exhibit G	Service Level Requirements
Exhibit H	Reporting and Monitoring Requirements
Exhibit I	Key Personnel
Exhibit J	NPAC/SMS User Agreement Form
Exhibit K	External Design
Exhibit L	Additional Terms and Conditions of Software License
Exhibit M	Software Escrow Agreement
Exhibit N	[Deleted]
Exhibit O	Statement of Work Cost Principles

AMENDED AND RESTATED
CONTRACTOR SERVICES AGREEMENT

THIS CONTRACTOR SERVICES AGREEMENT ("Agreement") is made and entered into as of June 1, 2003 ("Effective Date") by and between CANADIAN LNP CONSORTIUM INC., a corporation incorporated pursuant to the laws of Canada, having offices at                                                 (the "Customer"), and NEUSTAR, Inc., a New York corporation, having offices at 1200 K Street NW, 11th Floor, Washington, D.C. 20005 ("Contractor").

WITNESSETH:

WHEREAS Customer and Contractor have agreed upon terms and conditions pursuant to which Contractor will provide the Canadian NPAC/SMS and Services to Users in Canada pursuant to NPAC/SMS User Agreements;

AND WHEREAS in reliance upon the expertise of Contractor in developing, designing and delivering the Canadian NPAC/SMS and Services, Customer wishes to retain the professional services of Contractor as provider of the Canadian NPAC/SMS and Services in Canada;

AND WHEREAS Contractor desires to provide the Canadian NPAC/SMS and Services in Canada in accordance with the terms and conditions as set forth herein;

AND WHEREAS Customer wishes to retain Contractor as provider of the Canadian NPAC/SMS and Services in Canada and Contractor has agreed to provide the Canadian NPAC/SMS and Services in Canada, in each case, upon the terms and conditions set forth in this Agreement; [Amended]

NOW, THEREFORE, for and in consideration of the premises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

ARTICLE 1—DEFINITIONS

As used throughout this Agreement, the following terms shall have the meanings set forth below unless otherwise indicated:

1.1  [Deleted]

1.2  The term "Additional Services" shall have the meaning set forth in Section 13.1.

1.3  The term "Ad Hoc Report" means any report of any aspect of Per User/Per Request Charges or activity other than a Standard Report prepared by Contractor at the request of a User.

1.4  The term "Agreement" includes all the terms and conditions contained herein, including any Statement of Work and any Exhibit, appendix, attachment or documents referenced herein or incorporated herein by reference, including any and all amendments to this Agreement and each of the foregoing instruments. In the event of a conflict between or among the terms and conditions contained herein, in any Statement of Work or any such Exhibit, appendix or attachment, the following shall control in descending order of precedence: (a) any Statement of Work (but only with respect to the subject matter thereof); (b) the terms and conditions contained herein; (c) Exhibit E (Pricing Schedules); (d) Exhibit O (Statement of Work Cost Principles); (e) Exhibit G—(Service Level Requirements); (f) Exhibit H—Reporting and Monitoring Requirements; (g) all other Exhibits; (h) the NPAC/SMS User Agreements; and (i) any other appendices or attachments referred to in this Agreement. [Amended]

1.5  The term "Allocation Model" means the initial or CRTC-determined and/or Customer-determined price allocation algorithm provided to Contractor by Customer from time to time, which shall specify (i) which Service Element Charges shall be allocated among Users; and (ii) the method of allocation to be used for such Service Element Charges and any other amounts which may appropriately be billed to Users hereunder or under the NPAC/SMS User Agreements and with respect to which Contractor requests billing or allocation instructions from Customer. Customer may amend the Allocation Model by delivery of an amended Allocation Model to Contractor at least 30 days prior to the Billing Cycle with respect to which such Allocation Model is to be effective.

1.6  The term "Billing Cycle" means any calendar month, or portion thereof, during which Services are rendered hereunder.

1.7  The term "Business Day" means Monday through Friday of each week, excluding New Year's Day, Victoria Day, July 1, Labour Day, Easter, Canadian Thanksgiving Day, December 24 and December 25. [Amended]

1.8  [Deleted]

1.9  The term "Confidential Information" has the meaning defined in Section 15.1.

1.10  The term "Contractor" means Neustar, Inc., as identified above, and shall include its permitted successors or assigns pursuant to Article 22 of this Agreement. [Amended]

1.11  The term "Contractor Delays" shall mean any delays directly or indirectly resulting from Contractor having failed to meet or perform any of its obligations hereunder.

1.12  [Deleted]

1.13  "CRTC" means the Canadian Radio-television and Telecommunications Commission or any successor body thereto.

1.14  The term "Custom Enhancement" means any Enhancement made by Contractor at the request of Customer in order to adapt the Canadian NPAC/SMS Software to Customer's specific requirements. [Amended]

1.15  The term "Customer" means Canadian LNP Consortium Inc., as identified above, and its permitted successors or assigns pursuant to Article 22 of this Agreement.

1.16  The term "Defects" shall mean, collectively or individually, a failure of the Canadian NPAC/SMS to meet the Specifications, or a demonstrable mistake in any Documentation and shall include Material Defects and Minor Defects. [Amended]

1.17  [Deleted]

1.18  The term "Deliverables" means Documentation (other than escrowed proprietary technical manuals and documentation), and other materials developed for or delivered to Customer by Contractor under this Agreement or under any Statement of Work issued hereunder.

1.19  The term "Documentation" means technical or user manuals and other similar written reference or instructional materials that relate to the Users' use or operation of Canadian NPAC/SMS. [Amended]

1.20  The term "Effective Date" means the date set forth in the preamble to this Agreement.

1.21  The term "Enhancements" means changes or additions, other than Maintenance Modifications, to the Canadian NPAC/SMS Software and related Documentation, including all new releases, Custom Enhancements, and User Enhancements that improve existing functions, add new functions, or significantly improve performance by changes in system design or coding. [Amended]

1.22  [Deleted]

1.23  The term "Intellectual Property" means rights under patents, copyrights, trade secret law, and any other statutory provision or common law doctrine, relating to rights in and to Software, designs, formulas, procedures, methods, ideas, inventions and improvements, works of authorship and other material, recordings, graphs, drawings, reports, analyses, other writings, any information in any form and other property of any type not specifically listed herein, whether or not the foregoing are protected or protectable under Intellectual Property rights now or in the future.

1.24  The term "LSMS" means a User's Local Service Management System or its equivalent, including all software, minicomputers, front-end processors, workstations, computers, terminals, local area network ("LAN") servers and associated peripheral equipment, lines and cabling used to connect and transmit data to and from the Canadian NPAC/SMS and other Users. [Amended]

1.25  The term "Maintenance Modifications" means any modifications or revisions, other than Enhancements, to the Canadian NPAC/SMS Software or Documentation that correct Defects, support new releases of the operating systems with which the Canadian NPAC/SMS Software is designed to operate, support new input/output ("I/O") devices or provide other incidental updates and corrections. [Amended]

1.26  The term "Material Defect" shall mean a Defect that adversely affects the ability of the Canadian NPAC/SMS to port telephone numbers successfully in accordance with the Specifications. [Amended]

1.27  The term "Minor Defect" shall mean a Defect other than a Material Defect.

1.28  [Deleted]

1.29  The term "Neutral Third Party" means means an entity which (i) is not a Canadian carrier; (ii) is not owned by, or does not own, any Canadian carrier; provided that ownership interests of five percent (5%) or less shall not be considered ownership for purposes of this Agreement; or (iii) is not affiliated, by common ownership or otherwise, with a Canadian carrier. In this Section 1.29, the term "Canadian carrier" means a telecommunications common carrier that is subject to the legislative authority of the Canadian Parliament and "telecommunications common carrier" means a person who owns or operates a transmission facility used by that person to provide telecommunications services to the public for compensation.

1.30  The term "Normal Business Hours" means 7:00 a.m. to 7:00 p.m. Central Time during Business Days.

1.31  The term "Canadian NPAC/SMS" means the total solution provided by Contractor as described in this Agreement for providing, maintaining, administering, and operating a number portability administration center and service management system for the Canadian Region, including, but not limited to, the data processing system used to provide Canadian NPAC/SMS, the Canadian NPAC/SMS Software (including Enhancements or Maintenance Modifications), Additional Services performed pursuant to Statements of Work, Contractor utilities, hardware, Third Party software, peripherals, communications equipment and services, and other facilities used by Contractor at its NPAC/SMS Data Centers to provide Services under this Agreement, including, without limitation one virtual point of presence in the Canadian Region to which Users can connect to the Canadian NPAC/SMS, and other points of presence that may be provided pursuant to a Statement of Work if the Canadian Region is expanded. [Amended]

1.32  The term "NPAC/SMS Data Centers" means the two geographically distinct locations where Contractor provides the facilities, equipment and personnel to operate the NPAC/SMS Production Computer System and the NPAC/SMS Disaster Recovery Computer System.

1.33  The term "NPAC/SMS Disaster Recovery Computer System" means the dedicated computer system that provides a software and hardware test capability for ongoing Canadian NPAC/SMS development and provides a dedicated Canadian NPAC/SMS disaster recovery arrangement, and which, as of the Effective Date, is located at [* * *], which is the same disaster recovery computer system utilized to provide NPAC/SMS for other customers of NeuStar. [Amended]

1.34  The term "NPAC/SMS Production Computer System" means the dedicated computer system that provides the Canadian NPAC/SMS to Users, and which, as of the Effective Date, is located at [***], and which is the same primary computer system utilized to provide NPAC/SMS for other customers of NeuStar. [Amended]

1.35  The term "Canadian NPAC/SMS Software" means all computer programming code created, written and developed for or in anticipation of the Canadian NPAC/SMS application in any form. If not otherwise specified, the Canadian NPAC/SMS Software shall include Object Code and Source Code. The Canadian NPAC/SMS Software shall include any Maintenance Modifications created by Contractor from time to time, and shall include Enhancements thereto when added to the Canadian NPAC/SMS Software in connection with a Statement of Work issued hereunder. [Amended]

1.36  The term "NPAC/SMS User Agreement" means the agreement between Contractor and a User for the Canadian NPAC/SMS, in the form attached to this Agreement as Exhibit J—NPAC/SMS User Agreement Form. [Amended]

1.37  The term "Object Code" means the machine-readable form of any computer programming code.

1.38  The terms "Party" or "Parties" means Contractor and/or Customer.

1.39  The term "Pricing Schedules" means the Pricing Schedules attached hereto as Exhibit E.

1.40  The term "Project" means the work being performed under this Agreement to enable Contractor to offer the Services, including work performed under any Statement of Work relating to Additional Services.

1.41  The term "Project Executive" or "Project Executives" means the individuals designated by each of the Parties to act as its primary contact between the Parties for the resolution of issues and problems concerning operation of the Canadian NPAC/SMS, as provided for under Section 11.1. [Amended]

1.42  The term "Project Manager" means the individuals designated by each of the Parties to act as its primary interface between the Parties with respect to the furnishing of Additional Services, as provided for under Section 11.2.

1.43  The term "Project Plan" means the timetable for accomplishing a Project, as set out in the applicable Statement of Work for any Additional Services. [Amended]

1.44  [Deleted]

1.45  The term "Reporting Requirements" means the Reporting and Monitoring Requirements attached as Exhibit H.

1.46  The term "Services" means the delivery of Canadian NPAC/SMS services in the manner provided under this Agreement, and shall include Additional Services. [Amended]

1.47  [Deleted]

1.48  The term "Service Element" means any of the individual service items identified and priced in Exhibit E—Pricing Schedules.

1.49  The term "Service Element Charges" means (i) all Service Element fees and charges for Service Elements allocable to a User pursuant to the Allocation Model, and (ii) all other Service Element fees and charges for Services incurred by a User, according to Contractor's records.

1.50  The term "Service Levels" means the service levels for Canadian NPAC/SMS specified in Exhibit G, as amended from time to time as provided for in this Agreement; and the term "Service Level Requirements" means the Service Level Requirements attached as Exhibit G. [Amended]

1.51  The term "Software" means computer programs and related Documentation and includes application programs, operating system programs, utilities, templates, parameter tables and settings, interfaces to external programs, tools, program related data, and local area network management software.

1.52  The term "Source Code" means the human-readable form of any computer programming code and related Documentation, including all comments and any procedural code such as job control language.

1.53  The term "Specifications" means the functional, technical and design specifications for Services set forth in any Statement of Work (including without limitation Statement of Work 28CA), Exhibit B—NANC NPAC/SMS Functional Requirements Specification, Exhibit C—NANC NPAC/SMS Interoperable Interface Specification, Exhibit K—External Design, any other documents identified as Exhibits, and any other appendices or attachments referenced in this Agreement, with any conflict between or among such documents controlled pursuant to the precedence order described in the definition of "Agreement" in Section 1.4. [Amended]

1.54  The term "Standard Report" means a report designated in Section 9 of Exhibit B—NANC NPAC/SMS Functional Requirements Specification.

1.55  The term "Statement of Work" means any statements of work entered into under Article 13.

1.56  The term "Termination Event" shall have the meaning given to such term in Section 24.1 hereof.

1.57  [Deleted]

1.58  The term "Third Party" means any individual, corporation, partnership, association or other entity, other than the Parties hereto.

1.59  [Deleted]

1.60  [Deleted]

1.61  The term "Turnup Test Plan" shall mean the final version of the NPAC/SMS Turnup Test Plan. [Amended]

1.62  The term "Unauthorized Access" includes (i) a breach of security on a system, LAN or telecommunications network which contains, processes or transmits a User's proprietary or Confidential Information, or (ii) unauthorized or illegal activities by Contractor, its employees, subcontractors or agents to obtain money or information from or through Customer or any User, or in any way to damage Customer or any User using User Data, an LSMS or the Canadian NPAC/SMS. [Amended]

1.63  The terms "User" or "Users" mean, individually or collectively, those entities as specified on the list of Users to be provided to Contractor by Customer from time to time that have also entered into a User Agreement with Contractor. The list of Users provided by Customer will specify the type of access to the Canadian NPAC/SMS permitted to the User under the corporate by-laws or constating documents of Customer. Customer shall be entitled to provide changes to the User list to Contractor from time to time. [Amended]

1.64  The term "User Charges" means, as to any User, the sum of (i) such User's Service Element Charges, (ii) to the extent not reflected in Service Element Charges, such User's fees and charges incurred in connection with any Statement of Work hereunder, determined in the manner specified by said Statement of Work and (iii) all other amounts which may appropriately be billed to Users hereunder or under the NPAC/SMS User Agreements.

1.65  The term "User Data" means all data and information, however recorded, provided to Contractor by Users to enable Contractor to provide the Canadian NPAC/SMS to Users under this Agreement. [Amended]

1.66  The term "User Enhancement" means any Enhancement made by Contractor in order to adapt the Canadian NPAC/SMS Software to special requirements of a specific User, which Enhancement will have no utility or limited utility to other Users in the Canadian Region which, in any event, does not affect or impair the delivery of Services to other Users. [Amended]

ARTICLE 2—SCOPE OF WORK

Contractor shall (i) adapt the Canadian NPAC/SMS Software to meet Customer's requirements and test the Canadian NPAC/SMS Software according to the terms and conditions of this Agreement for implementation under the schedule in the Project Plan and Test Schedule; (ii) provide all facilities, equipment, Software, personnel and materials necessary to manage, maintain and operate the NPAC/SMS Data Centers; and (iii) provide the Canadian NPAC/SMS to Users according to the terms and conditions of this Agreement, including from time to time, providing Additional Services upon the execution of Statements of Work by both Parties under Article 13. [Amended]

Without limiting the foregoing, during the Initial Term, Contractor shall provide, maintain, support, administer and operate to and for the benefit of Customer and Users, the Canadian NPAC/SMS.

The baseline of functionality and service for the Canadian NPAC/SMS will be as set forth in the Specifications, excluding the functionality contained in NANC Change Orders 109, 179, 240, 243, 244, 294, 328, and 329. For greater certainty, Contractor and Customer acknowledge and agree, without limiting the generality of the foregoing, that the intent of this Section is to confirm the obligations of Contractor to provide, maintain, support, administer and operate the Canadian NPAC/SMS for the Customer and the Users under, and in accordance with, this Agreement and the NPAC/SMS User Agreements, notwithstanding that Customer and Contractor may not have executed and delivered a Statement of Work for Additional Services (including, without limitation, Enhancements) which have been, or may be, the subject of a Statement of Work or other agreement relating to any such Additional Services (including, without limitation, Enhancements) executed and delivered by Contractor and other customers of Contractor. For greater certainty, "Enhancements" includes, without limitation, all releases. Contractor covenants and agrees that Exhibit B (NANC NPAC/SMS Functional Requirements Specification) and Exhibit C (NANC NPAC/SMS Interoperable Interface Specification) shall, at all times during the Initial Term incorporate and reflect the most current version of the Canadian NPAC/SMS. Accordingly, Contractor shall prepare, and shall keep current at all times, a document (the "FRS Attachment") outlining in detail all of the functional, technical, and design features described in the Specifications which have not been acquired by Customer and which do not apply to the Canadian NPAC/SMS. The Parties agree that the FRS Attachment shall be attached by Contractor as an appendix to, and shall form a part of, Exhibit B—NANC NPAC/SMS Functional Requirements Specifications. The FRS Attachment, and any subsequent revisions thereto, shall be submitted to Customer for review and approval prior to its attachment to and inclusion in Exhibit B.

Notwithstanding the implementation by Contractor of Enhancements, or the provision of solutions or services similar to the Canadian NPAC/SMS to third parties by Contractor, any and all Additional Services to the Canadian NPAC/SMS will be determined solely and exclusively by the Customer and Users.

Neither the Customer nor the Users will bear, incur or otherwise be responsible for any direct or indirect cost, liability or expense in respect of any functionality or service related to the Canadian NPAC/SMS offered by Contractor to any third party, which has not been expressly agreed to be borne by the Customer or Users. The Parties further expressly acknowledge and agree that the Customer and Users shall not be directly or indirectly responsible for any cost, liability or expense related to Enhancements introduced by Contractor at the request, or with the agreement, of other customers of Contractor. Without restricting the generality of the foregoing, or derogating from any other obligation of Contractor hereunder, Contractor shall use best efforts to ensure that the Customer and Users will receive the benefit of all cost savings and other efficiencies resulting from Contractor centralizing its NPAC/SMS operating facilities, equipment, and personnel, including without limitation its Data Centers, and otherwise through the efficient allocation of resources by Contractor, in respect of similar services provided to other customers of Contractor.

Contractor shall provide, maintain, support, administer and operate, to and for the benefit of the Customer and Users, a Canadian NPAC/SMS, all in accordance with this Agreement and the User Agreements, regardless of the actual or potential requirements of third parties to whom Contractor provides or may provide solutions or services similar to the Canadian NPAC/SMS. [Amended]

ARTICLE 3—TERM

This Agreement shall be effective as of the Effective Date and shall continue through May 31, 2007 (the "Initial Term") unless terminated earlier under the terms and conditions of this Agreement. After the Initial Term, this Agreement shall automatically renew for consecutive one (1) year terms, unless an election not to renew is made by: (i) Customer by providing at least ninety (90) days written notice to Contractor prior to the end of the Initial Term or any subsequent renewal term; or (ii) Contractor by providing at least one hundred and eighty (180) days written notice to Customer prior to the end of the Initial Term or any subsequent renewal term. [Amended]

ARTICLE 4—COMPENSATION AND NPAC/SMS USER AGREEMENTS

4.1  Compensation

In consideration for the fulfillment by Contractor of its obligations hereunder, Customer hereby grants to Contractor the right to provide the Canadian NPAC/SMS to Users in the Canadian Region for the term of this Agreement. Contractor shall be further compensated for its fulfillment of such obligations by the fees paid by Users pursuant to their respective NPAC/SMS User Agreement and in the Pricing Schedules, as provided in Article 6—Pricing and Adjustment. [Amended]

Customer shall have no obligation to pay Contractor any compensation for any Services or other work provided under this Agreement, unless expressly authorized by a Statement of Work issued in accordance with Article 13—Additional Services or a written modification to this Agreement.

4.2  NPAC/SMS User Agreement

Customer shall from time to time supply Contractor with a list of Third Parties authorized to have access to the Canadian NPAC/SMS as Users and the level of such access. Contractor will enter into User Agreements with such Users, which agreements will permit only the approved level of access. The terms on which such access at one level is permitted to a User shall be nondiscriminatory with the same level of access permitted to another User, and terms of access at different levels shall be as agreed between Customer and Contractor. Contractor agrees that if Customer notifies Contractor that a User no longer qualifies for access to the Canadian NPAC/SMS, Contractor shall take prompt action to terminate the User Agreement with such User and cease providing such access. [Amended]

Contractor shall enter into an NPAC/SMS User Agreement with each User for the provision of Services. The NPAC/SMS User Agreement shall be in exactly the form attached to this Agreement as Exhibit J—NPAC/SMS User Agreement Form and may only be modified by the Parties. Contractor shall provide a monthly report to Customer of the name and address of all Users currently under contract with Contractor for Services, which report shall set forth in a separate section all new Users added since the last such report. Contractor shall also provide a copy of this report to any requesting User at no additional charge.

Contractor shall not provide Services in the Canadian Region to any Third Party except to those Third Party(s) identified from time to time by Customer as having authority to have access to the Canadian NPAC/SMS pursuant to an executed NPAC/SMS User Agreement. Any Third Party requesting services from Contractor similar to Canadian NPAC/SMS in the Canadian Region shall be required to complete an application for such Services, the form of which is attached as an exhibit to Exhibit J—NPAC/SMS User Agreement Form. Contractor shall have no obligation to investigate the accuracy of any information provided by a Third Party applying for access to the Canadian NPAC/SMS as a User or the qualifications of those entities identified on the list of Third Parties qualified as Users supplied by Customer. [Amended]

ARTICLE 5—RELATIONSHIP

Contractor's relationship to Customer in the performance of this Contract is that of an independent contractor. Personnel furnished by Contractor (hereinafter "Contractor's Employee(s)") to perform Services hereunder shall at all times remain under Contractor's exclusive control and direction and shall be employees of Contractor and not employees of Customer. Contractor shall pay all wages, salaries and other amounts due Contractor's Employee(s) relative to this Contract and shall be responsible for all obligations respecting them relating to FICA, income tax withholdings, unemployment compensation and other similar responsibilities and, as such, Contractor shall file all required forms and necessary payments appropriate to the Contractor's tax status. In the event the Contractor's Employee(s)' independent status is denied or changed and the Contractor or Contractor's Employee(s) are declared to have "common law" status with respect to work performed for Customer, Contractor agrees to indemnify and hold Customer, its members and their parents, affiliates and subsidiaries harmless from all costs, including legal fees, which they may incur as a result of such change in status.

Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between Contractor and Customer. Neither Party is, by virtue of this Agreement, authorized as an agent, employee or legal representative of the other. Except as specifically set forth herein, neither Party shall have power to control the activities and operations of the other and their status is, and at all times will continue to be, that of independent contractors. Neither Party shall have any power or authority to bind or commit the other.

ARTICLE 6—PRICING AND ADJUSTMENT

6.1  General

Contractor shall be compensated for rendering the Services hereunder at the prices set forth in Exhibit E—Pricing Schedules (the "Pricing Schedules"). [Amended]

[Deleted]

6.2  Service Element Charges

(a)  Monthly Charges. Monthly Charges will be assessed to Users for each Service Element requested by Users from those listed under Category 1 in Schedule 1 of the Pricing Schedules. The applicable monthly rate charges appearing in Schedule 1 of the Pricing Schedules shall be assessed for each month for which Services are provided. For the purpose of pro-rating charges for partial months, each month will be deemed to have 30 days. Contractor may take requests for these Services directly from any User, and will report these charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users for the Service Elements actually used or requested by such User.

(b)  Per User/Per Request Charges. Per User/Per Request charges apply only when a specific Service Element listed under Category 2 in Schedule 1 of the Pricing Schedules has been requested or used by a User, and will be accumulated and billed on a monthly basis as described in more detail below. The following shall apply to specific Per User/Per Request Service Elements:

  (i)  NPAC User Support Contacts: NPAC/SMS Hotline Calls. A flat per-contact charge set forth in Category 2 of Schedule 1 to the Pricing Schedules will be assessed by Contractor for contacts received by Contractor from a User for "Billable NPAC User Support Manual Requests," as defined in Footnote 3 to Schedule 1 of the Pricing Schedules, in excess of five (5) per day, commencing three (3) months after the date such User completes Turnup Testing. An initial phone call, e-mail message, facsimile transmission, or any other form of written or oral communication from a User, and all follow-up contacts relating directly to the subject matter of the initial call, shall constitute a single "contact" hereunder. Contractor will report the respective User charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users which requested and received such Services.

  (ii)  Ported Telephone Numbers. Promptly after the end of each calendar month, each User shall be charged for the total number of telephone numbers ported (as defined in the footnote 3 to Schedule 1 of the Pricing Schedules) by such User during the subject month, in accordance with the applicable price per "TN Porting Event" set forth in Category 2 of Schedule 1 of the Pricing Schedules. [Amended]

  (iii)  Reports. All Standard Reports will be prepared for a fixed fee as set forth in Schedule 1 of the Pricing Schedules. All Ad Hoc Reports will be prepared by Contractor and charged at an hourly rate for the time required to define and develop the Ad Hoc Report format. Contractor may take requests for these Reports directly from any User, and will report the respective User charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users which requested and received said Reports.

(c)  Non-Recurring Charges. Non-Recurring Charges will be assessed to Users for each Service Element listed under Category 3 in Schedule 1 and in Schedule 6 of the Pricing Schedules. Contractor may take requests for these Service Elements directly from any User, and will report the respective User charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users which requested and received said Service Elements.

6.3  User Training

Training Charges will be assessed to Users for each of their respective personnel who attend training courses on the use of the Canadian NPAC/SMS during the term of this Agreement at the fees per person per day for training are as set forth in Schedule 2 of the Pricing Schedules. Current training programs are one day and are charged at a pro-rated cost per day. The introduction of future Enhancements or other changes to the Canadian NPAC/SMS may increase course length and pricing, with any such changes to be described in a Statement of Work relating to the implementation of any such Enhancement or change. Contractor will provide classroom space and hands-on training plus a copy of the training materials for each participant. Other costs such as travel and expenses of participants are not included and will be the responsibility of the course participants or the Users they represent, as determined between them. If more than three participants from the same User attend the same class, each participant's training fee will be reduced by ten percent (10%). Contractor will also travel and conduct training courses at a User's site, provided that a minimum of three participants will take the on-site course. The price for such training arrangements is ninety percent (90%) of standard training prices set forth in Schedule 2 of the Pricing Schedules, plus reasonable expenses of the person or persons presenting the course (e.g., travel, hotel, meals, etc.). Contractor may take requests for training directly from any User, and will report the respective User charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users which requested and received said training. [Amended]

6.4  Interoperability Testing

Interoperability Testing will be performed in accordance with an Interoperability Test Plan to be prepared by Contractor, and will be charged to Users (or, if applicable, a Third Party supplier of LSMS or Service Order Administration ("SOA") services designated by a User as its provider of LSMS or SOA services, referred to herein as an "LSMS/SOA Supplier") in accordance with Schedule 3 of the Pricing Schedules. The Initial Test charges shown in Schedule 3 of the Pricing Schedules will be required to be paid in connection with initial testing of a User's or LSMS/SOA Supplier's LSMS or SOA software. A certain amount of re-testing of a User's or LSMS/SOA Supplier's LSMS or SOA software will be required in connection with any new release of the LSMS or SOA software by the

User or LSMS/SOA Supplier. The extent of any such re-testing, and the related fees and charges therefor, will be addressed in a Statement of Work relating to such re-testing. Re-testing of LSMS or SOA software required in connection with a new release of the Canadian NPAC/SMS Software initiated by Contractor will not be charged to Users or LSMS/SOA Suppliers. Additional testing beyond the scope of testing or time frame specified in the Interoperability Test Plan (due, for example, to the need or desire of a User to perform material amounts of re-testing following remediation of defects or other alterations to LSMS or SOA software made during the course of Interoperability Testing) shall be charged at a flat rate per day (or portion thereof) as set forth in said Schedule 3. Contractor may take requests for these Service Elements directly from any User, and will report the respective User charges to Customer in the Monthly Summary of Charges. Contractor will invoice such charges to the respective Users which requested and received the Interoperability Testing. [Amended]

6.5  Expenses

Except as otherwise provided in this Agreement and any Statement of Work, all expenses (including travel and travel-related expenses) incurred by Contractor in connection with the provision of Services are included in the fees and shall not be reimbursed by Customer or Users, unless agreed upon by Customer in writing.

6.6  Target Amounts; Shortfall and Credits; Billing

        (a)   [Deleted]

        (b)   [Deleted]

        (c)   Invoicing of Monthly Charges for Users; Monthly Summary of Charges. Promptly after the end of each Billing Cycle, Contractor shall prepare and send to each User an invoice for the amount of its User Charges, less the sum of such User's share of any liquidated damages, if any, assessed against Contractor pursuant to Article 16 hereof. Contractor shall also prepare and deliver to Customer a report (the "Monthly Summary of Charges") setting forth the billing calculation above for each User in the Canadian Region, and for all Users within the Canadian Region. All invoices shall be due and payable within 45 days of the date of the invoice, as provided in the NPAC/SMS User Agreement. [Amended]

  (d)
  [Deleted]

6.7  Most Favored Customer

Contractor's Terms to Users for the Services shall be at least as favorable as the Terms provided by Contractor to any other customer receiving Canadian NPAC/SMS type services. Subject to the following paragraphs in this Section, if Contractor provides more favorable Terms to another customer for Canadian NPAC/SMS type services such as are received by Users, taking into account any inherent differences, Contractor shall extend such Terms to Customer and Users. As used in this Article, "Terms" includes, but is not limited to, rates, prices, charges, liquidated damages, contractual terms and conditions, or any other contractual element (including, without limitation, service level requirements) affecting the price of Canadian NPAC/SMS type services offered or the rights or obligations of the parties under either this Agreement or the NPAC/SMS User Agreement or any similar agreement with another customer of Contractor receiving Canadian NPAC/SMS type services (the latter being referred to herein as a "Comparable Agreement"). Contractor shall promptly advise Customer in writing when it has entered into a Comparable Agreement and inform Customer of any more favorable Terms (and, as provided below, any corresponding less favorable Terms) in such an agreement. [Amended]

Subject to the following paragraph, if Contractor provides more favorable Terms to another customer under a Comparable Agreement, Customer may substitute all or any portion of such more favorable Terms for the Terms of this Agreement or the NPAC/SMS User Agreement, including, if appropriate, the lowest charges included in such Terms, retroactive to the date the more favorable Terms became effective as to such other customer of Contractor.

Notwithstanding the foregoing, if any such more favorable Term of a Comparable Agreement was the product of negotiations which resulted from or resulted in one or more corresponding less favorable Terms elsewhere in such agreement, Customer must also substitute or add, as the case may be, such corresponding less favorable Term or Terms to this Agreement or the NPAC/SMS User Agreement along with the more favorable Term. The inclusion of such less favorable Terms with the more favorable Terms shall occur only where the more favorable and less favorable Terms are (i) directly related by subject matter and the changes reflecting such Terms are made as part of the same generation of revisions to the Comparable Agreement (prior to the effectiveness thereof) or (ii) are part of the same amendment thereto (after effectiveness). Contractor shall bear the burden of showing that the changes were related in the manner described in the preceeding sentence.

Upon receiving Contractor's notice of the provision of more favorable Terms in a Comparable Agreement, Customer must respond within 90 days whether or not it wishes to adopt such Term or Terms (except that such period shall be extended, as reasonably necessary, if Customer is in good faith discussions with Contractor regarding the consequence and/or implementation of such Term or Terms within such 90 days), and if Customer does not respond within such period, Customer shall be deemed to have waived the application of this Section 6.7 in such instance.

6.8  [Deleted]

ARTICLE 7—BENCHMARKING

7.1  Overview

Customer and Contractor hereby establish the process described in this Article 7 as the exclusive process for establishing benchmarks under this Agreement in order to ensure Contractor provides Customer with technology and service levels equal to or greater than other organizations receiving similar services ("Benchmarking"). Each Benchmarking shall, subject to the provisions of this Article 7, be conducted by a person (the "Benchmarker") who is, at Customer's option:

  (a)
  an employee or employees of Contractor, or an independent contractor chosen by Contractor; or

  (b)
  a Third Party selected by Customer, provided that (i) neither such Third Party nor any of its affiliates competes or intends to compete, directly or indirectly, with Contractor for the provision of NPAC/SMS in Canada or in any other service area and (ii) such Third Party signs an appropriate confidentiality agreement with Customer and Contractor regarding the Confidential Information, substantially in accordance with the provisions of Article 15 hereof.

The fees and expenses charged by the Third Party Benchmarker described in Section 7.1(b) shall be paid by Customer. The Benchmarker shall, subject to the provisions of this Article 7, conduct the Benchmarking in accordance with this Article 7.

7.2  Phases—General

Upon Customer's Request, the Benchmarker shall conduct the Benchmarking Process. Contractor shall not be required to repeat, separately for Customer, Benchmarking conducted by or on behalf of Contractor for other customers of Contractor in respect of the NPAC/SMS, provided that such Benchmarking for such other customers fully satisfies the benchmarking requirements of Customer, as determined solely by Customer, acting reasonably. Customer shall, where mutually agreed with other customers of Contractor, participate with such customers to develop joint Benchmarking requirements and to permit Contractor to conduct such Benchmarking jointly for Customer and such other customers. Subject to the provisions contained in this Article 7, Customer and Contractor shall agree upon the period during which the Benchmarking Process shall be conducted. Benchmarking shall consist of the following phases:

  •
  Phase 1: Plan Development Phase ("Phase 1")

  •
  Phase 2: Data Collection and Report ("Phase 2")

  •
  Phase 3: Evaluation Phase ("Phase 3")

  •
  Phase 4: Implementation Phase ("Phase 4")

Unless Contractor and Customer otherwise agree, no new Phase 1 may be commenced until a previously commenced Benchmarking has completed Phase 3; provided, however, that Customer may initiate a new Benchmarking (the "Priority Benchmarking") prior to the completion of Phase 3 of a previously commenced Benchmarking, in which circumstances the Contractor shall have the right to temporarily stop the activities relating to such previously commenced Benchmarking, and the timeframes set forth herein under which the applicable Phases for the Benchmarking were required to be completed for such Benchmarking shall be suspended until the Priority Benchmarking has completed Phase 3, following which any such suspended timeframes shall be immediately re-implemented. In addition to the foregoing, unless Contractor and Customer otherwise agree, no Phase 4 shall be commenced prior to the completion of all prior Phase 4s commenced under any Benchmarking.

7.3  Phase 1—Obligations of Contractor and Customer

Phase 1 shall consist of the preparation and delivery of a benchmarking plan setting forth at a minimum: (i) the subject of evaluation, (ii) industries or companies to be used for comparison, (iii) specific criteria, metrics and methods or techniques for obtaining data (including, but not limited to, comprehensive data collection or specific statistical sampling techniques), (iv) required contents of the Benchmarking Report (as defined below), and (v) timeframes and schedules for data collection and evaluation, (collectively, the "Benchmarking Plan"). The Benchmarking Plan shall be developed, finalized and delivered in accordance with this Section 7.3.

  (a)
  Commencement of Phase 1

Customer shall deliver to Contractor and Benchmarker (if not an employee or Third Party contractor of the Contractor) written notification that it wishes to initiate Benchmarking under this Article 7. All notifications by Customer must comply with Article 27.6—"Notices" of the Agreement.Phase 1 shall commence on the earlier of (a) the date on which Contractor attends a benchmarking meeting with Customer's representatives and (b) fourteen (14) days after delivery by Customer of the aforementioned written notification.

  (b)
  Consultation and Discussion

Within twenty (20) days after Customer delivers written notification to Contractor and the Benchmarker in accordance with Subsection 7.3(a), Contractor and Benchmarker shall attend a meeting with Customer's representatives for the purpose of jointly discussing and developing the details of the Benchmarking Plan. Contractor and Benchmarker shall attend such additional meetings with Customer's representatives as reasonably requested by Customer. Each of these meetings shall be on a date, at a time and at a place determined by Customer, and may be changed by Customer in its discretion if Customer notifies Contractor in writing at least seven (7) Business Days prior to the scheduled date of an irreconcilable conflict.

  (c)
  Completion of Benchmarking Plan

Customer and Contractor shall jointly determine the objective Third Party information that will be required to conduct or support the Benchmark Plan. In such circumstances, Customer and Contractor shall:

    (a)
    review the Benchmark Plan and

    (b)
    schedule a meeting to address any issues either Party may have with the Benchmark Plan.

Contractor shall provide all information required for the Benchmark Plan (including information relating to other customer sites, if available) at no additional cost to Customer.

Contractor shall develop and deliver the initial draft of the Benchmarking Plan to Customer within twenty (20) days following the earlier of (i) joint agreement between Customer and Contractor or (ii) Customer's determination of the contents of the Benchmarking Plan with respect to those items for which joint agreement was not reached. The parties intend that a Benchmarking Plan may, but need not, include the following:

  •
  Benchmark subject

  •
  Methodology, including Benchmarker selection criteria, data collection, data evaluation, gap analysis, development of recommendations, and development of a Statement of Work or Action Plan (as defined in Section 7.5 (c) below)

  •
  Comparable industries

  •
  Metrics for comparison and ranges or delineation of metrics (including round off conventions and related measurement and representation conventions)

  •
  Timeframes for initiation and completion of steps in methodology and for Phase 1, Phase 2, and Phase 3

  •
  Requirements for Benchmarking Report (as defined below) and back-up substantiation, including date of delivery in final form and requirements of draft preparation, Customer review and Contractor revisions for final delivery

  •
  Requirements for data authentication, verification and substantiation

  •
  Requirements for Evaluation Report (as defined below), Action Plan (as defined below)

  •
  Requirements for determining sufficiency of any data collection, metric satisfaction or criteria satisfaction

Within twenty (20) days following delivery of the draft Benchmarking Plan, Contractor shall attend a meeting with Customer's representatives for the purpose of jointly discussing revisions or comments to the draft Benchmarking Plan.

If Contractor and the Customer cannot agree on any aspect of the Benchmarking Plan within thirty (30) days following delivery of the initial draft of the Benchmarking Plan (or thirty (30) days following the date such initial draft should have been delivered if not delivered on such date), the Customer shall make all such determinations with respect to the Benchmarking Plan, and Contractor shall be required to adhere to and incorporate such determination into the final Benchmarking Plan and to deliver the final Benchmarking Plan within thirty (30) days after notification by the Customer of such final determinations.

Phase 1 shall be complete upon delivery of the final Benchmarking Plan.

7.4  Phase 2

Phase 2 shall commence immediately upon completion of Phase 1 and shall consist of the collection and analysis of data by the Benchmarker in accordance with Benchmarking Plan and the delivery by the Benchmarker of a report of their findings in accordance with the Benchmarking Plan (the "Benchmarking Report"). Phase 2 shall be completed upon the issuance of Benchmarking Report, which shall be delivered by the Benchmarker on or before the date set forth in the Benchmarking Plan and otherwise in accordance with the requirements of such applicable Benchmarking Plan.

7.5  Phase 3

  (a)
  Commencement

Phase 3 shall commence immediately following delivery by the Benchmarker of the Benchmarking Report (or upon the date such Benchmarking Report should have been delivered, if not delivered on such date). Within thirty (30) days thereafter, Contractor shall prepare and deliver to Customer an evaluation report (the "Evaluation Report") setting forth recommendations regarding whether corrective action is needed. If Customer and Contractor agree, after reviewing the Benchmarking Report and the Evaluation Report, that any amendment to the Agreement, including without limitation, adjustments to the Service Levels, are necessary or appropriate, the Parties shall amend the Agreement accordingly. If any amendment to the Agreement, including any adjustment to the Service Levels, would also involve or necessitate a change to or modification of the Canadian NPAC/SMS or the Services, Contractor and Customer shall agree, on a case-by-case basis, as to whether such change or modification shall be performed pursuant to a Statement of Work or an Action Plan (as defined in Section 7.5(c) below). Any agreed upon Statement of Work shall be performed by Contractor in accordance with the provisions of Section 13.4, and any amendment to the Service Levels agreed to by the Parties shall take effect upon the completion and acceptance of the work subject to any such Statement of Work. Any agreed upon Action Plan shall be performed in accordance with its terms, at no cost to Customer or Users, and on such other terms and conditions as otherwise agreed to by the Parties.

  (b)
  Consultation and Discussion

Within twenty (20) days after the delivery of the Evaluation Report (or upon the date such Evaluation Report should have been delivered, if not delivered on such date), Contractor shall attend a meeting with Customer's representatives for the purpose of jointly discussing the Evaluation Report and the recommendations for corrective action, if any. Contractor shall attend additional meetings with Customer's representatives as reasonably requested by Customer. Each of these meetings shall be on a date, at a time and at a place determined by Customer, and may be changed by Customer in its discretion if Customer notifies Contractor in writing at least seven (7) Business Days prior to the scheduled date of an irreconcilable conflict.

  (c)
  Evaluation Report

If Contractor and the Customer cannot agree within twenty (20) days following delivery of the Evaluation Report on any aspect thereof, the Customer shall make all such determinations with respect to those items for which Customer and Contractor cannot agree. Thereafter, within ninety (90) days following agreement of Contractor and Customer with respect to the corrective action required, or in the absence of such agreement, upon written notice by the Customer to Contractor of its determination of the corrective action required, the Customer and Contractor shall negotiate in good faith whether the Contractor shall deliver either a Statement of Work pursuant to the requirements of Article 13, or whether the Contractor shall deliver a proposed action plan for the approval of the Customer (which approval cannot be unreasonably withheld), providing for the implementation of the corrective action required at no cost to Customer or Users ("Action Plan").

  (d)
  Completion

Phase 3 shall be completed upon delivery of a proposed Statement of Work or proposed Action Plan, as the case may be.

7.6  Phase 4

Phase 4 shall commence upon execution of a Statement of Work or implementation of an Action Plan, as the case may be. Phase 4 shall conclude in accordance with the timeline and schedule of the project plan set forth in the Statement of Work or otherwise in accordance with the timeline and schedule established by the parties in the Action Plan, as the case may be.

7.7  Standard & Disputes

In exercising its power to make any determinations hereunder upon the failure of the Contractor and the Customer to agree within the time periods set forth herein, Customer shall make such determinations (i) in writing, (ii) in good faith and (iii) in the exercise of commercial reasonableness for similar industries and for similar purposes. Notwithstanding anything else to the contrary herein, in the event that Customer has not delivered any determinations hereunder within ten (10) Business Days after the applicable date that Customer had the right to make the relevant determination because of the failure of the Customer and Contractor to agree, Contractor shall have the right to make such determination provided that, in making any such determinations, Contractor shall make such determinations: (i) in writing; (ii) in good faith and (iii) in the exercise of commercial reasonableness for similar industries and similar purposes. If either Party disputes any determination made by other party resulting the failure of the parties to agree within the applicable periods set forth herein, either party may within five (5) Business Days of any such disputed determination, seek resolution of the dispute in accordance with Article 26 of this Agreement. Pending final and binding determination, the parties shall be bound by the other party's determinations and shall proceed based upon such determinations and time frames for performance.[Amended]

ARTICLE 8—OBLIGATIONS OF CONTRACTOR

8.1  Testing of Canadian NPAC/SMS

  (a)
  Testing; Readiness of Users. Turnup Testing (as described in footnote 5 to Schedule 1 of Exhibit E—Pricing Schedules) will be completed in accordance with the Turnup Test Plan which shall conform to any requirements of the CRTC. In addition, Exhibit A sets forth certain notes regarding Turnup Testing and the necessary test cases for Users of different classes as described therein. Each such User must have a Certified System (as defined in Section 7.3(b) of the NPAC/SMS User Agreement) prior to the scheduled commencement date. [Amended]

  (b)
  [Deleted]

  (c)
  [Deleted]

A.  [Deleted]

8.3  Provision of Canadian NPAC/SMS; Service Level Adjustments

Contractor shall provide the Canadian NPAC/SMS and the Services at not less than the Service Levels, and in a manner such that each User receives the applicable Services at the same Service Levels. Customer shall have the applicable remedies set forth herein, for any failure by Contractor to provide the Canadian NPAC/SMS and the Services at or above the Service Levels. [Amended]

Either Customer or Contractor may, at any time, initiate discussions to review any Service Level. If Customer and Contractor agree on an adjustment to the Service Levels, the Parties shall amend the

Service Levels accordingly. If any such adjustment to the Service Levels would also involve or necessitate a change to or modification of the Canadian NPAC/SMS, Contractor shall propose a Statement of Work in accordance with Article 13, which shall be agreed to and performed in accordance with the provisions of Section 13.4, and any amendment to the Service Levels agreed to by the Parties shall take effect upon the completion and acceptance of the work subject to any such Statement of Work. [Amended]

8.4  Compliance with Service Level Requirements; Monitoring and Reporting

Contractor will monitor its compliance with the Service Levels hereunder and certain other aspects of User and system functionality, and issue reports to Customer thereon ("Reports"). Standard Reports (as defined in Section 9 of Exhibit B) and other Reports to be provided on a periodic basis hereunder, and the fees to be charged therefor, if any, are described in Exhibit H—Reporting and Monitoring Requirements. Contractor will also prepare Ad Hoc Reports (which include Reports not specifically included on Exhibit H and Reports included on Exhibit H, but requested by Customer or a User at other than the time established for the regular issuance thereof), the preparation of which will be charged in accordance with Exhibit E—Pricing Schedules. The Project Executives will review the forms of Standard Reports and revise them from time to time as mutually agreed. Each Report shall (i) have an executive summary and a glossary of defined terms, (ii) present monthly, quarterly and year-to-date cumulative data (including comparisons with similar data from the immediately prior year, if applicable) where appropriate, (iii) make use of tables, graphs and other similar methods of presenting the information and statistics contained therein, and (iv) also have such narrative analysis and summaries as Contractor feels would aid the understanding of the data presented in statistical, tabular and graphical form. The Reports, and the systems and procedures for requesting and creating them, shall meet the User and system functionality requirements of Sections 9.2 and 9.3 of Exhibit B—NANC NPAC/SMS Functional Requirements Specifications.

The distribution of Reports shall be controlled by the recipient thereof. Distribution of Reports within the Contractor's organization shall be limited to those persons who have a "need to know" and Contractor shall provide to Customer for its approval, and update from time to time as necessary, a list of Contractor personnel who will receive distributions of various Reports. Contractor's Project Executive or other appropriate representative of Contractor will be available upon reasonable notice to discuss any Report with Customer's Project Executive or other appropriate representative of Customer, or in the case of Reports relating to a particular User, with a representative of that User.

Customer reserves the right, at Customer's expense, to contract with Third Parties to verify the monitoring functions of Contractor referred to above or review reports on Customer's behalf; provided that (i) neither such Third Party nor any of its affiliates competes or intends to compete, directly or indirectly, with Contractor for the provision of Canadian NPAC/SMS in the Canadian Region or in any other service area and (ii) such Third Party signs an appropriate confidentiality agreement with Customer and Contractor regarding the Confidential Information, substantially in accordance with the provisions of Article 15 hereof. [Amended]

8.5  Security; Unauthorized Access; Inspection

Contractor shall maintain and enforce at the NPAC/SMS Data Centers safety and physical security procedures at a level provided no less than that required with respect to any other NPAC/SMS facility provided by Contractor (the "Safety/Security Requirements"). [Amended]

In the event Contractor becomes aware of an Unauthorized Access to the Canadian NPAC/SMS, User Data, or an LSMS, Contractor shall immediately (i) notify Customer and the applicable User(s) in writing; (ii) investigate the Unauthorized Access; and (iii) subject to reasonable access, security, and confidentiality requirements, provide Customer, Users, and their respective designees with reasonable access to all resources and information in Contractor's possession as may be necessary to investigate the Unauthorized Access. Customer (together with affected User(s)) shall have the right to conduct and control any investigation relating to the Unauthorized Access as it determines is appropriate. [Amended]

Subject to Contractor's reasonable access, security, and confidentiality requirements, Customer, upon 24 hours prior written notice to Contractor's Project Executive, shall have the right to make visits to the Data Center to review Safety/Security Requirements respecting User Data ("Safety/Security Visits"); provided, however, that such visits may be made no more than four times in any twelve month period (excluding any follow-up visits referred to in the following sentence). If any of the safety and physical security procedures in effect at the NPAC/SMS Data Centers do not at a minimum comply with those specified in the Safety/Security Requirements, Contractor shall (i) implement corrective measures, and (ii) give notice of such implementation to Customer and permit Customer to make one or more follow-up visits to the affected Data Center, as necessary, to confirm that the deficiency has been rectified. Customer's rights under this Section shall not in any way limit Customer's right, with reasonable advance notice, to visit the Data Center for reasons other than a Safety/Security Visit.

8.6  Procurement; Staffing Responsibilities; Location Changes

Contractor shall be responsible for and shall pay all expenses and costs of the procurement or provision of all hardware, systems software, telecommunications services, facilities, and supplies required to support the provision of the Canadian NPAC/SMS, and the operation of the NPAC/SMS Data Centers, by Contractor. All facilities shall comply with the facilities requirements in effect with respect to the other NPAC/SMS facilities provided by Contractor. Each User shall be responsible for providing and shall pay all expenses and costs of the procurement or provision of all hardware, systems software, telecommunications services, facilities and supplies required to access the Canadian NPAC/SMS from such User's facilities, to Contractor's point of presence, as specified in Section 1.31. [Amended]

Contractor shall be responsible for staffing the NPAC/SMS Data Centers and providing appropriate personnel to provide the Canadian NPAC/SMS. Contractor must manage its own labor relations with any trade or union represented among its employees and shall negotiate and be responsible for adjusting all disputes between itself, its employees, and any union representing such employees. If Contractor has knowledge of any actual or potential labor dispute which is delaying or threatens to delay the timely performance of any Project, Contractor shall give prompt notice to Customer. Contractor shall confirm the notice in writing within 24 hours. [Amended]

Any change in the location of an NPAC/SMS Data Center must be approved in advance by Customer, which approval shall not be unreasonably withheld or delayed, and must be accomplished without impairing the level of Services rendered hereunder by Contractor. Any incremental expense incurred by Users as a result of relocation of an NPAC/SMS Data Center shall be reimbursed to them by Contractor, unless such relocation is done at the request of Customer (alone or on behalf of Users), in which case, Customer shall first enter into a Statement of Work setting forth the manner in which Contractor shall be reimbursed for any expense incurred in connection with such relocation.

8.7  Training

Contractor shall develop and provide comprehensive training courses for User personnel consistent with the requirements in effect with respect to the other NPAC/SMS services provided by Contractor. The pricing for training courses and materials shall be as set forth in Section 6.3 and Exhibit E—Pricing Schedules. All training provided by Contractor shall include written course materials that may be kept, reproduced, and distributed by the Users, provided that any reproductions of such materials shall include any copyright or similar proprietary notices placed on the materials by Contractor. Users shall have the right to make unlimited copies of training materials provided by Contractor, at no additional charge, for internal use. A User may cancel a training course scheduled by Contractor at any time upon written notice to Contractor; provided, however, that the User shall be liable to Contractor for all reasonable expenses incurred by Contractor in preparation for the course that are not otherwise recoverable by Contractor if such training course is canceled by the User less than two weeks prior to the start of such course. In order to ensure that only qualified students pass Contractor's training programs, Contractor shall monitor the progress of Users' employees as they are trained, shall periodically test students as a course proceeds, and shall provide written certification of satisfactory performance of course requirements for those students that successfully meet such requirements. There shall be no restrictions on any User having an individual trained in the operation of Canadian NPAC/SMS train other employees of the User, except that, each User must notify Contractor at the time the training course is scheduled if it desires the individual(s) being enrolled to be trained as trainers. All individuals trained as trainers must schedule and attend, at the User's expense, any additional training courses mandated by Contractor to maintain such individual's expertise as a trainer with respect to any Enhancement or Maintenance Modification to the Canadian NPAC/SMS Software. Contractor shall have no responsibility for certifying any employees trained by such User's trainers. [Amended]

Notwithstanding anything to the contrary above, a User may train its personnel internally. In such event, Contractor shall provide the above-referenced training materials directly to User. User may then use such materials to train its personnel internally, but, prior to using the Canadian NPAC/SMS, such personnel will be required to pass a certification examination of the same or similar nature given to those individuals taking Contractor's training courses. [Amended]

Customer is granted a limited license to translate the Documentation into the French language for use by Users in connection with the Services. Notwithstanding such translation, the English language version of the Documentation shall take precedence in all circumstances and Contractor shall have no liability associated with any inconsistency between the English language version provided by Contractor and any French language version developed by or for Customer, or any interpretation thereof.

8.8  Taxes

Users shall pay all taxes arising out of the operation of the Canadian NPAC/SMS or the provisioning of Services, whether in the nature of sales or use taxes or personal property taxes. All amounts shall be invoiced to the Users in accordance with the Allocation Model as in effect from time to time. In the event the Customer or any User is required by any Canadian governmental authority to withhold any amount from the amounts due under this Agreement or any User Agreement as withholding tax, the Customer or the User, as the case may be, shall withhold the required amount. The amount of the withholding will be credited against the amounts otherwise due hereunder or under the User Agreement. Customer and any User, as the case may be, shall provide Contractor with evidence of such withholding for Contractor's records. [Amended]

Contractor agrees to pay, and to hold Customer and the Users harmless against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of Contractor for any reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by Contractor, unless such delay or failure by Contractor is on account of the delay or failure of a User to remit to or reimburse Contractor for any taxes which a User is obligated to pay by law, rule or regulation or under this Agreement or its respective NPAC/SMS User Agreement. Customer shall have no liability to Contractor for any taxes.

8.9  Licenses and Permits

Contractor shall, at its sole cost and expense, obtain all licenses, authorizations and permits required by applicable legislative enactment and regulatory authorizations in connection with the performance of its obligations under this Agreement. Contractor shall indemnify and hold Customer, its members and Users and their respective affiliates harmless from and against any and all liabilities, damages (including without limitation punitive or special damages), losses or expenses (including attorney's fees) arising out of any breach by Contractor of this Section.

8.10  Laws and Regulations

Contractor shall comply, at its expense, with all applicable federal and provincial laws, ordinances, regulations, and codes in the performance of its obligations under this Agreement (including procurement of required permits and certificates), including the Fair Labor Standards Act and the Occupational Safety and Health Act. Contractor shall indemnify and hold Customer, its members and Users and their respective affiliates harmless from and against any and all liability, damages (including without limitation punitive or special damages), losses or expenses (including attorney's fees) arising out of any breach by Contractor of this Section.

8.11  Immigration Law Compliance

Contractor warrants, represents and agrees that it will not assign any individual to perform work under this Agreement who is an unauthorized alien under the Immigration Reform and Control Act of 1986, as amended or its implementing regulations. In the event any employee of Contractor working under this Agreement is discovered to be an unauthorized alien, Contractor will immediately remove that individual and replace that individual with one who is not an unauthorized alien. Contractor shall indemnify and hold Customer, its members and Users and their respective affiliates, harmless from and against any and all liabilities, damages (including without limitation punitive or special damages), losses or expenses (including attorney's fees) arising out of any breach by Contractor of this Section.

8.12  Quality

Contractor shall provide high-quality service and support to Users consistent with the NPAC/SMS Service Level Requirements specified in Exhibit G and as modified through the process set forth in Article 7 herein. [Amended]

The Contractor will measure performance against these Service Level Requirements, report appropriately in accordance with Section 8.4, promote an effective quality assurance process consistent with the requirements in effect with respect to the other NPAC/SMS services provided by Contractor to other customers and confirm User satisfaction through the survey process. [Amended]

Contractor shall retain a competent and experienced staff and ensure that each staff member is aware of, committed to, and actively involved in total quality improvement. Each NPAC/SMS staff member shall be personally responsible to Contractor for the quality of his or her work. The NPAC/SMS quality manager and functional managers will ensure that sufficient resources are committed to this effort.

Contractor agrees that it will comply with Customer's reasonable requests for the additional collection and reporting of specific quality data that Customer needs to measure Services and Deliverables against Customer quality objectives. Any such request for additional collection and reporting will be accomplished through the Statement of Work process. Customer and Contractor may also agree to apply particular quality standards to specific Statements of Work.

Contractor shall demonstrate to the Customer quality management practices consistent with the principles contained in Deming, Total Quality Management (TQM), ISO 9000, Malcolm Baldridge or similar quality program. These principles may be described in the Methods and Procedures Document (operating procedures as agreed to between the Project Executives as then in effect). Contractor's subcontractor developing Canadian NPAC/SMS Software is certified under the Software Engineers Institute at Level III, the highest commercial certification available. [Amended]

8.13  Notification of Additional Services, Enhancements and Modifications

Contractor shall provide written notification to all Users on a monthly basis of any proposed Additional Services, Enhancements, Custom Enhancements, User Enhancements and/or Maintenance Modifications to the Canadian NPAC/SMS. In addition to the above notification requirement, Contractor may also post notice of any proposed Additional Services, Enhancements, Custom

Enhancements, User Enhancements and/or Maintenance Modifications to the Canadian NPAC/SMS on an Electronic Bulletin Board. [Amended]

ARTICLE 9—OWNERSHIP OF INTELLECTUAL PROPERTY; SOURCE CODE ESCROW

9.1  Ownership of Intellectual Property

Except as otherwise expressly provided in this Agreement or an applicable Statement of Work, Contractor shall own all Intellectual Property created by or for Contractor under this Agreement, including the Canadian NPAC/SMS Software and any Enhancements and Maintenance Modifications. Contractor shall not own any standard interface connecting the Canadian NPAC/SMS to Users, which interface shall be in the public domain. [Amended]

9.2  Grant of License on Condition of Termination by Customer

Subject to the Escrow Agreement contemplated by Section 9.4, in the event of termination of this Agreement by Customer under Section 23.1 (a), (b), (c) or (d) and, in the case of Sections 23.1(a) and (b), under circumstances where Customer has not alternatively selected to extend this Agreement under Section 24.2, Contractor shall grant to Customer a nontransferable (other than to its permitted successors and assigns pursuant to Exhibit L), restricted, perpetual, royalty-free, non-exclusive license to use and modify the Canadian NPAC/SMS Software and to sublicense the Canadian NPAC/SMS Software to any contractor providing services similar to the Canadian NPAC/SMS to the Users or to any other entity performing a function similar to that of Customer, for use in creating, managing and operating a data center similar to the NPAC/SMS Data Center in the Canadian Region as it exists at the time of termination. Other terms and conditions of the above referenced license are set forth in Exhibit L. [Amended]

9.3  Grant of License on Condition of Force Majeure or Contract Expiration

Subject to the Escrow Agreement contemplated by Section 9.4, in the event of termination of this Agreement by Customer under Section 12.6 or 12.8, or under circumstances where this Agreement has not been renewed pursuant to Article 3 and has not been extended pursuant to Section 24.2, Contractor shall grant to Customer a renewable five year, nontransferable (other than to its permitted successors and assigns pursuant to Exhibit L), restricted, non-exclusive license to use and modify the Canadian NPAC/SMS Software and to sublicense the Canadian NPAC/SMS Software to any contractor providing services similar to the Canadian NPAC/SMS to the Users or to any other entity performing a function similar to that of Customer, for use in creating, managing and operating a data center similar to the NPAC/SMS Data Center in the Canadian Region as it exists at the time of termination or Agreement expiration. A monthly royalty fee, which method of calculation is described in Exhibit L, will be required for the duration of the five year license or until the effective date of termination by Customer. Other terms and conditions of the above referenced license are set forth in Exhibit L. [Amended]

9.4  Software Escrow

Contractor shall deposit the Source Code, Object Code and related Documentation for the Canadian NPAC/SMS Software into an escrow account pursuant to an escrow agreement to be entered into between Contractor, Customer and an escrow agent. The escrow agreement shall authorize release of the Source Code, Object Code and related Documentation to Customer as a licensee (consistent with Sections 9.2 and 9.3 above) on certain terms and conditions upon the occurrence of a Termination Event or Non-Renewal (as such terms are defined in Section 24.1 below). The escrow agreement shall be in the form of Exhibit M hereto, subject to any changes to such form of agreement that the Parties agree to accept from the escrow agent. [Amended]

ARTICLE 10—PROBLEM RESOLUTION

10.1  Hotline Service

Contractor shall provide a "Hotline Service" to Users to (i) help Users in answering routine questions and resolving problems with respect to use of the Canadian NPAC/SMS and (ii) enable Users to report any defect in the Canadian NPAC/SMS or any failure of the Canadian NPAC/SMS to perform in accordance with the Specifications, which defects and/or failures shall be responded to by Contractor in accordance with Section 10.2. In addition to telephone access, the "Hotline Service" shall also include access by means of electronic mail service. The Hotline Service shall be made available seven days a week, 24 hours a day. Contractor will provide personnel to answer the Hotline Service during Normal Business Hours and will have personnel "on call" for calls to the Hotline Service during all other hours. All common carrier charges incurred by Users and all costs of telephone and terminal equipment incurred by Users shall be the responsibility of the Users using the Hotline Service. Users may contact the Hotline Service at 1-888-NPAC HELP. Contractor shall make a diligent effort to promptly acknowledge Users' contacts to the Hotline Service. Users will be charged for their contacts to the Hotline Service pursuant to Section 6.2(b)(i) hereof. [Amended]

10.2  Problem Correction

When a problem occurs which Contractor or a User determines is caused by a Defect, Contractor will use its best efforts to identify and begin remedial efforts with respect to such problems at no charge and within the following time frames:

  (a)
  With respect to Material Defects, within one hour.

  (b)
  With respect to Minor Defects, within two Business Days.

Additionally, in connection with Material Defects, Contractor shall also prepare updated system status reports from the NPAC/SMS Data Center approximately every 30 minutes following notice of the problem and make that information available to Users via the NPAC/SMS Hotline provided for under Section 10.1. If Contractor is unable to promptly correct Defects, it shall provide Users with procedures that will enable them to bypass or otherwise work around the problem through efforts that are appropriate in view of (i) the impact of the problem on their operations and (ii) the ability to implement bypass or work-around procedures to minimize such impact during Contractor's remedial efforts.

As part of the Services rendered under this Agreement, Contractor shall promptly correct any errors or inaccuracies in User Data and any reports provided by Contractor under this Agreement that were caused by Contractor.

10.3  Root Cause Analysis and Reports

In addition to any other requirements of Contractor under Section 10.2, and without limiting any other right or remedy of the Customer under this Agreement (including, without limitation and for greater certainty, Performance Credits), the following reports (referred to collectively as "Root Cause Reports") shall be delivered by Contractor within the time periods set forth below following detection by Contractor of a Material Defect that affects more than one User (for the purposes of this Section 10.3, referred to as an "Outage").

10.3.1  Preliminary Root Cause Analysis Report

As soon as practicable, but in any event within one (1) Business Day following detection of an Outage, a preliminary root cause analysis report (the "Preliminary Root Cause Analysis Report") will be prepared and delivered to the Customer, setting forth the following (at a minimum):

  (a)
  a description of the Outage and its duration;

  (b)
  Contractor's best determination at that point in time of the root cause of the Outage, based upon exercise of commercially reasonable and industry accepted techniques and practices;

  (c)
  a brief description of the techniques and practices employed by Contractor in making its determination;

  (d)
  a summary of the reason or basis for Contractor's determination; and

  (e)
  a description of all corrective action taken to date.

10.3.2  Definitive Root Cause Analysis Report; Interim Root Cause Analysis Report

Within the earlier of either:

  (a)
  five (5) Business Days following delivery of the Preliminary Root Cause Analysis Report; or

  (b)
  six (6) Business Days following detection of the Outage, where Contractor has failed, pursuant to Section 10.3.1, to deliver a Preliminary Root Cause Analysis Report;

Contractor will prepare and deliver to Customer either:

  (c)
  a definitive root cause analysis report (the "Definitive Root Cause Analysis Report") as described in Section 10.3.2.1; or

  (d)
  an interim root cause analysis report (the "Interim Root Cause Analysis Report") as described in Section 10.3.2.2, where Contractor is unable to deliver a Definitive Root Cause Analysis Report within the time periods described in Section 10.3.2 (a) and (b).

10.3.2.1  Definitive Root Cause Analysis Report. The Definitive Root Cause Analysis Report shall set forth the following (at a minimum):

  (a)
  Contractor's best and definitive determination at that point in time of the root cause for the Outage, based upon exercise of commercially reasonable and industry-accepted techniques and practices, and a statement, upon which Customer can rely, that Contractor believes this cause to be the definitive root cause for the Outage;

  (b)
  a brief description of the techniques and practices employed by Contractor in making its determinations;

  (c)
  a summary of the reason or basis for Contractor's determinations; and

  (d)
  if the root cause identified in such Definitive Root Cause Analysis Report is different than the root cause identified in the applicable Preliminary Root Cause Analysis Report, a summary of the reasons for the difference in the determinations.

10.3.2.2  Interim Root Cause Analysis Report. The Interim Root Cause Analysis Report shall set forth the following (at a minimum):

  (a)
  each of the items described in the Preliminary Root Cause Analysis Report;

  (b)
  Contractor's best determination at that point in time of the root cause for the Outage, based upon exercise of commercially reasonable and industry accepted techniques and practices;

  (c)
  statement of why Contractor is unable at that time to conclude that the cause is the definitive root cause for the Outage; and

  (d)
  a summary of the steps Contractor will follow to continue its investigation into determining the definitive root cause, including, without limitation, the Root Cause Analysis Follow Up Reports described in Section 10.3.3.

10.3.3  Root Cause Analysis Follow-up Reports

If Contractor is unable to issue a Definitive Root Cause Analysis Report as described above, then Contractor shall, in addition to the steps described in Section 10.3.2.2 to be taken by Contractor, prepare and deliver the following periodic root cause analysis follow-up reports ("Root Cause Analysis Follow-Up Reports"):

  (a)
  Root Cause Analysis Follow-up Reports shall be delivered commencing five (5) Business Days following the date on which the Interim Root Cause Analysis Report was delivered or should have been delivered (if not delivered). Subsequent Root Cause Analysis Follow-up Reports shall be prepared and delivered every five (5) Business Days following the date the first Root Cause Analysis Follow-up Report was delivered or should have been delivered (if not delivered). The Root Cause Analysis Reports shall set forth, at a minimum, the items set forth in Section 10.3.2.2.

  (b)
  Root Cause Analysis Follow-up Reports need not be delivered for an Outage when either:

  (i)
  Contractor delivers a Definitive Root Cause Analysis Report in accordance with this Section 10.3, including a statement, upon which Customer can rely, that Contractor believes this determined cause to be the definitive root cause for the Outage; or

  (ii)
  Contractor delivers a root cause analysis termination report ("Root Cause Analysis Termination Report"), as described below.

10.3.4  Root Cause Analysis Termination Report

The Root Cause Analysis Termination Report may be delivered by Contractor no earlier than 12 days following the Outage, and shall set forth the following (at a minimum):

  (a)
  a statement that Contractor is unable definitively to determine the root cause for the Outage, based upon exercise of commercially reasonable and industry accepted techniques and practices;

  (b)
  a statement that Contractor has exhausted all commercially reasonable and industry accepted techniques and practices for attempting to determine the definitive root cause for the Outage;

  (c)
  a statement that Contractor believes, based upon commercially reasonable and industry accepted techniques and practices, that even without definitively determining the root cause for the Outage, the corrective action set forth in the Corrective Action Plan (as defined below) will adequately prevent a reoccurrence of the Outage; and

  (d)
  a summary of the reasons for Contractor's belief that the corrective action set forth in the Corrective Action Plan described below will adequately prevent a reoccurrence of the applicable Outage.

10.3.5  Corrective Action Plan

Within the ten (10) Business Days after the date on which the Preliminary Root Cause Analysis Report was delivered, or should have been delivered (if not delivered), as well as upon delivery of a Definitive

Root Cause Analysis Report, Contractor shall prepare and deliver a corrective action plan ("Corrective Action Plan") setting forth:

  (a)
  a summary of the corrective action to be taken;

  (b)
  the schedule for implementation of the corrective action to avoid a reoccurrence of an Outage, based upon the definitive root cause determined by Contractor to have caused the Outage; and

  (c)
  Contractor's opinion as to the likelihood of reoccurrence of the applicable Outage;

provided, however, that if Contractor has been unable at the time of delivery of the Corrective Action Plan definitively to have determined the root cause, the Corrective Action Plan shall nonetheless be required to be delivered, as set forth herein, based upon the root cause as then determined by Contractor (even if not definitive), and shall also include "work around" plans, if required to ensure that there will be no reoccurrence of the applicable Outage. The Corrective Action Plan shall also summarize the reasons for the recommended corrective action, based upon commercially reasonable and industry accepted techniques and practices.

Within ten (10) Business Days following the delivery of either:

  (d)
  a Definitive Root Cause Analysis Report; or

  (e)
  a Root Cause Analysis Termination Report;

Contractor shall deliver a definitive corrective action plan ("Definitive Corrective Action Plan"), setting forth the corrective action and the schedule for implementation of the corrective action determined to be taken to avoid a reoccurrence of an Outage. The Definitive Corrective Action Plan shall also summarize the reasons for the recommended corrective action, based upon commercially reasonable and industry accepted techniques and practices.[Amended]

ARTICLE 11—PROJECT STAFF

11.1  Project Executives and Oversight

Each Party shall appoint an individual who, from the Effective Date of this Agreement, shall serve as the primary contact for that Party with the other Party (the "Contractor Project Executive" and the "Customer Project Executive," as applicable). The initial Contractor Project Executive and Customer Project Executive are identified in Exhibit I—Key Personnel. The Parties acknowledge that the Project Executives are important for the efficient and effective implementation of the Services, which Project Executives must be experienced in Canadian telecommunications industry, regulation and practice.

The Contractor Project Executive and Customer Project Executive shall be responsible for coordinating the day to day resolution of issues and problems concerning operation of the Canadian NPAC/SMS. Customer agrees that, unless Contractor is otherwise notified by Customer, Customer's Project Executive has the authority to act on behalf of Customer for all purposes under this Agreement. Contractor shall (i) require action from, and shall be entitled to rely upon actions taken by, Customer's Project Executive in all circumstances where action is required of Customer under this Agreement (e.g., consents, approvals, etc.) and (ii) satisfy all its requirements of delivery of items to Customer under this Agreement if Contractor makes delivery of such items to Customer's Project Executive (leaving open only the determination of whether any such delivery was made to Customer's Project Executive on or prior to the required delivery date). Notwithstanding the above, the Customer's Project Executive is not authorized to modify or amend the terms of this Agreement, unless specifically stated herein. [Amended]

[Deleted]

[Deleted]

Monthly, or as may otherwise be required by either Customer or Contractor, the Parties' Project Executives will jointly conduct performance reviews of the Service Levels. These reviews shall be conducted on a mutually convienient schedule reasonably promptly following receipt by Customer of the Reports relating to Service Levels described in Exhibit H. In the case of a failure to meet Service Levels, Customer and Contractor will use all reasonable commercial efforts to identify responsibility for the deviations and to solve the problems in accordance with the terms of this Agreement.

Quarterly during the term of this Agreement, or as may otherwise be reasonably required by either Customer or Contractor, the Customer's Management Committee will review the Service Level results generated from the composite reports relating to Service Levels, which reports are described in Schedule H. Contractor shall use reasonable efforts to make Contractor's Project Executive available to meet with the Management Committee for such purpose. In the case of a failure to meet Service Levels, the Management Committee will direct Contractor and Customer to develop specific action plans in an effort to remedy the problem in a specific period of time in order to prevent a recurrence of such deficiencies.

Contractor shall use its best efforts to ensure that its Project Executive (initial and replacement) serves for a minimum of one year, and Customer shall use its best efforts to ensure that there is some level of continuity of service by its Project Executive (initial and replacement). Contractor's appointment of any Contractor Project Executive shall be subject to Customer's consent, which consent shall not be unreasonably withheld or delayed. The Contractor Project Executive may also serve as Contractor's Project Manager for Projects calling for the appointment of a Project Manager.

11.2  Project Managers

For Projects related to Additional Services or any other Project where Project Managers will facilitate completion of the Project, Contractor and Customer shall each designate a Project Manager who shall act as the primary interface between the Parties with respect to the furnishing of such Additional Services in the applicable Statement of Work. The Parties' respective Project Managers shall be responsible for insuring the continuity of communications between the Parties as the Project proceeds. Each Project Manager shall designate an authorized representative to act in his or her absence.

Each month or at such other intervals as may be mutually agreed to, there shall be a meeting to discuss the progress of the Project. At such meetings the Contractor's Project Manager shall present a written report to Customer's Project Manager with respect to Project status and progress. Contractor's Project Manager shall also be responsible for (1) producing and verifying the delivery schedule for all new Projects; (2) coordinating logistics and delivery of all Deliverables; and (3) conducting project quality review meetings as necessary.

11.3  Conduct of Personnel

While at the locations of Contractor and Customer, Contractor's and Customer's personnel, contractors and subcontractors shall (i) comply with host company's requests, rules and regulations regarding personal and professional conduct generally applicable to such locations, and safety and physical security procedures applicable to such locations; provided that such persons are made aware of such requests, rules, regulations and procedures sufficiently in advance in order to have time to comply; and (ii) otherwise conduct themselves in a businesslike and professional manner.

In the event that Customer or Contractor, as the case may be, determines in good faith that a particular employee or subcontractor of the other is not conducting himself or herself properly under this Section 11.3, either Party may provide the other Party with written notice and documentation in respect of such conduct. Upon receipt of such written notice, the other Party shall promptly investigate the matter and take appropriate action which may include (i) removing the non-compliant person from the Project staff, (ii) providing the other Party with prompt written notice of such removal, and (iii) replacing the non-compliant person with a similarly qualified individual.

Neither Party nor any User shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises and both Parties agree that no such releases or waivers shall be pleaded by them or third persons in any action or proceeding.

ARTICLE 12—DISASTER RECOVERY

12.1  Contractor's Responsibility for Disaster Recovery

As part of the Canadian NPAC/SMS, Contractor shall be responsible for providing disaster recovery arrangements consistent with the disaster recovery and back-up processes specified in Exhibit G—Service Level Requirements. [Amended]

In the event of a disaster, Contractor shall not increase its charges under this Agreement or charge Customer or Users usage fees in addition to the fees payable under this Agreement.

12.2  Disaster Recovery Plans

Contractor shall provide Customer with separate disaster recovery and back-up plans for the NPAC/SMS Production Computer System site and the NPAC/SMS Disaster Recovery Computer System site, which plans are subject to Customer's approval.

The disaster recovery and back-up plans shall address both operational and managerial processes and procedures, including back-up and restoration procedures, and shall be a complete, stand-alone document. The plans shall describe in reasonable detail how Contractor will perform testing, and what will be tested, to validate the managerial processes and procedures implemented by Contractor.

Contractor will, at Customer's request, review the disaster recovery and back-up plans with Customer. Such review will address such areas as the disaster recovery and back-up strategy, including procedures, data center facilities, back-up frequency, and disaster recovery processor capacity. Contractor will make such changes in the plans as may be jointly agreed to by the Parties. Contractor will also revise the disaster recovery and back-up plans following any significant changes in the Canadian NPAC/SMS hardware and software environment, when necessary, in its discretion, after consultation with Customer. [Amended]

12.3  Disaster Recovery Exercises for the Canadian NPAC/SMS

Customer may request a complete disaster recovery exercise for the NPAC/SMS Production Computer System once a year (at a time agreed to by Contractor and Customer), unless at any point in time during the 12 months prior to such request Contractor has successfully "cut-over" to the NPAC/SMS Disaster Recovery Computer System and operated thereon during the normal course of operations. Contractor shall certify to Customer, in a written report, that the disaster recovery plans are fully operational and shall include in such report the detailed results of such exercise.

12.4  Implementing Switch to Disaster Recovery Site; Restoration

If a failure of the NPAC/SMS Production Computer System is detected, in accordance with the Methods and Procedures Document (operating procedures as agreed to between the Project Executives as then in effect), and cannot be immediately corrected, the cutover to the NPAC/SMS Disaster Recovery Computer Site must be completed within 10 minutes. Thereafter Contractor shall prepare updated system status reports from the NPAC/SMS Data Center approximately every 30 minutes and make that information available to Users via the NPAC/SMS Hotline provided for under Section 10.1. Whenever it is determined that the Canadian NPAC/SMS is to be restored at the NPAC/SMS Production Computer System, such restoration shall be accomplished within the time frame specified in

Exhibit G—Service Level Requirements. Contractor is responsible for executing all phases of the disaster recovery and restoration. [Amended]

12.5  Data Loss During a Disaster Recovery

Contractor shall provide the necessary data communications and computer equipment and develop the necessary procedures to ensure that the NPAC/SMS Production Computer System site databases are recoverable by the NPAC/SMS Disaster Recovery Computer System.

Contractor is responsible for informing Users of the database status after Contractor employs any database recovery procedures. Contractor will notify the Users of the time period during which transactions were lost so that they may effect restoration to the best of their abilities. Any User updates required because of a data loss under this Article shall not be considered a billable event.

12.6  Occurrence of Force Majeure

Upon the occurrence of a Force Majeure Event, as described in Section 16.6, at the Contractor's NPAC/SMS Production Computer System site or the NPAC/SMS Disaster Recovery Computer System site, Contractor shall immediately invoke the disaster recovery procedures as set forth in this Article 12.

If any Force Majeure Event results in a failure to deliver the Canadian NPAC/SMS from both the NPAC/SMS Production Computer System site and the NPAC/SMS Disaster Recovery Computer System site, Users may, upon written notice to Contractor, cease payment of the charges payable under this Agreement, except for services already rendered, until the recovery from such Force Majeure Event has been completed at either of such NPAC/SMS Data Centers or an alternate location provided by Contractor. [Amended]

If a Force Majeure Event, as defined in Section 16.6, at both the NPAC/SMS Production Computer System site and the NPAC/SMS Disaster Recovery Computer System site prevents Contractor from reinstating the Canadian NPAC/SMS within 30 days of such Force Majeure Event, Customer may terminate this Agreement as of a date specified by Customer (such termination shall not be deemed a termination for cause under Article 23—Termination). Contractor shall notify Customer within 5 Business Days after such Force Majeure Event whether it expects to reinstate the Canadian NPAC/SMS within 30 days. If Contractor will not reinstate within such period, Customer must notify Contractor within 5 Business Days following its receipt of Contractor's notice if Customer intends to terminate this Agreement. If Customer elects not to terminate based on Contractor's representation that it will reinstate the Canadian NPAC/SMS by a certain date, Contractor shall keep Customer informed of its progress toward such reinstatement. If Contractor informs Customer that Contractor is not able to meet its projected completion date for reinstatement or Contractor fails to meet its projected completion date for reinstatement, Customer shall again have the right to terminate this Agreement, within five (5) Business Days following its receipt of such notice from Contractor. Failure by Contractor to notify Customer that Contractor will not meet the projected completion date does not waive Customer's right to terminate this Agreement. [Amended]

12.7  Allocation of Resources For Disaster Recovery or Force Majeure

Whenever a Force Majeure Event or a disaster causes Contractor to allocate limited resources between or among Customer and Contractor's other customers, Customer shall receive at least the same priority in respect of such allocation as that received by Contractor's other customers.

12.8  Permanent Loss of Contractor's NPAC/SMS Data Centers

The following Contractor obligations and Customer rights apply in the event of a permanent loss of Contractor's NPAC/SMS Data Centers:

  (a)
  Loss of NPAC/SMS Production Computer System site. If the NPAC/SMS Production Computer System site is physically irreparable and the application cannot be moved back,

    Contractor shall implement steps to ensure that the NPAC/SMS Disaster Recovery Computer System site is capable of providing all functions of the Canadian NPAC/SMS and that any personnel, procedures or other facilities necessary to provide those services on an ongoing basis at the NPAC/SMS Disaster Recovery Computer System site are provided. At the same time, Contractor shall establish a replacement NPAC/SMS Production Computer System site which must be made operational within 6 months. Within 30 days after such loss, Contractor shall establish a contingency plan to provide back-up Canadian NPAC/SMS capability at another location pending restoration of the NPAC/SMS Production Computer System, in the event of the loss of or interruption in Services from the NPAC/SMS Disaster Recovery Computer System. [Amended]

  (b)
  Loss of NPAC/SMS Disaster Recovery Computer System site. If, at any time, a disaster renders the NPAC/SMS Disaster Recovery Computer System site unusable, then Contractor shall establish a replacement NPAC/SMS Disaster Recovery Computer System site capable of providing all of the NPAC/SMS disaster recovery services, which shall be made operational within 6 months. Within 30 days after such loss, Contractor shall establish a contingency plan to provide back-up Canadian NPAC/SMS capability at another location pending restoration of the NPAC/SMS Disaster Recovery Computer System, in the event of the loss of or interruption in Services from the NPAC/SMS Production Computer System. [Amended]

  (c)
  Customer's Right to Terminate for Cause. If Customer elects not to exercise its right to terminate for a Force Majeure event under Section 12.6 and Contractor fails to restore the Canadian NPAC/SMS after the loss of either or both of the NPAC/SMS Data Centers within the time frames allowed in subsections (a) and (b) above, Customer shall have the right to terminate this Agreement for cause as provided for in Article 23—Termination. [Amended]

ARTICLE 13—ADDITIONAL SERVICES

13.1  Requested by Customer

During the term of this Agreement, Customer may request that Contractor provide new or additional services under this Agreement or make certain changes in the Services provided under this Agreement, including, without limitation, (i) the addition of new or different functionality to the Canadian NPAC/SMS, (ii) a modification, reduction or expansion of existing functionality of the Canadian NPAC/SMS, (iii) the offering of additional support, training, consulting services or any other addition to or modification or expansion of the Services or alteration of the Specifications, (iv) an increase or decrease in any new or additional services or changes previously requested pursuant to this Article 13, or (v) for example implementation of number pooling, portability of wireless telephone numbers and location portability (collectively (including changes, modifications and reductions) "Additional Services"). Customer will initiate its request for Additional Services by delivering a proposal to Contractor detailing the Additional Services being requested and any requirements to be met. Contractor may request further information or clarification, if needed by Contractor to formulate a response, and within three weeks (or such longer or shorter period agreed to by the Parties) after Contractor's receipt of Customer's request (or, if later, Contractor's receipt of any information or clarification requested by it), Contractor shall respond with a proposed Statement of Work, which shall be prepared and finalized in accordance with the requirements of this Article 13. Contractor shall not accept any such requests from or enter into Statements of Work with Users without Customer's written approval. All requests for User Enhancements by any User must be made through Customer in the form of a request for Additional Services pursuant to Article 13—Additional Services, and the requesting User shall be responsible for any charges or fees for such User Enhancement as provided in the related Statement of Work. Customer will not object to the incorporation of User Enhancements. Furthermore, all User requests for Additional Services will be forwarded by Customer to Contractor under the provisions set forth herein. As part of its response to any request from Customer for

Additional Services that Customer states are intended to benefit more than one User, Contractor shall state (1) the price if paid by Users by a specified date and (2) the price if paid by Users over the remaining term of this Agreement, or, if shorter, 48 months. Customer may elect the pricing option it prefers. Customer's election of either option shall not preclude further negotiations between the Parties as to price. [Amended]

13.2  Proposed by Contractor

During the term of this Agreement, Contractor may propose Additional Services to Customer, including without limitation Enhancements developed by Contractor arising out of its own research and development or in connection with a request for services from another Customer of Contractor. Contractor will initiate this process by delivering a proposal to Customer detailing the Additional Services being proposed. If Customer wishes to accept the proposal for Additional Services, it shall so notify the Contractor in writing, and Contractor shall respond within three weeks (or such longer or shorter period agreed to by the Parties) with a proposed Statement of Work, which shall be prepared and finalized in accordance with the requirements of this Article.

13.3  Changes Pursuant to Benchmarking and Agreed-Upon Changes in Service Levels

Additional Services delivered by Contractor during the Initial Term pursuant to any Statement of Work shall, notwithstanding any other provision contained herein, be charged at Cost plus 30%, computed in accordance with Exhibit O (Statement of Work Cost Principles) to this Agreement, except where such functionality is developed for the benefit of one or more other customers of Contractor, in which case the cost under any such Statement of Work will be pro rated among all customers of Contractor requesting such functionality, provided that the costs of any demonstrable intermediate and interdependent functionality that is necessary to implement such functionality will be borne by the Customer, and Contractor shall develop such intermediate and interdependent functionality in the most efficient and cost-effective manner. Notwithstanding anything to the contrary in this Section 13.3, in the event the Additional Services requested by the Customer would, after reasonable demonstration to the Customer, result in material and adverse changes to the TN Porting Event volumes, Contractor and the Customer will agree to include in such Statement of Work for such Additional Services, other terms and conditions, including without limitation, additional fixed fees and/or adjustments to the pricing schedules under Exhibit E.

Customer and Contractor acknowledge and agree that the Customer and Users shall not be liable, directly or indirectly, for any cost related to the development, acquisition, establishment or implementation by Contractor of any Software, Source Code, Third Party Software, hardware, services, system or any other method or functionality which Contractor may determine is required to prohibit or restrict access to any Additional Services (including, without limitation, Enhancements) which may have been implemented or incorporated into the Canadian NPAC/SMS and which have not been the subject matter of a Statement of Work executed and delivered by Customer and Contractor in accordance with this Article 13. Contractor and the Customer agree that Contractor may monitor whether a User is using any Additional Services (including Enhancements) which have not been the subject matter of a Statement of Work executed and delivered by Customer and Contractor in accordance with Article 13 (an "Unauthorized Use"). Contractor shall have the right to notify the Customer of any such Unauthorized Use and issue a cease and desist notice to the User. In the event the User does not adhere to the requirements of such cease and desist notice (which notice will provide for a cure period consistent with the termination provisions under the applicable NPAC/SMS User Agreement), the Customer and Contractor agree that, in addition to any other rights that Contractor may have under this Agreement or the applicable NPAC/SMS User agreement, Contractor shall have the right to terminate or suspend such User rights under and in accordance with the applicable User Agreement.[Amended]

13.4  Statement of Work

Each proposed Statement of Work submitted by the Contractor pursuant to this Article shall be specifically identified as a Statement of Work relating to this Agreement, and shall set forth at least the following:

  (a)
  Description of the work to be performed by Contractor, with reference to the Specifications for the Additional Services or Enhancements, if any;

  (b)
  Identification of any Enhancements as a Custom Enhancement or a User Enhancement, if applicable;

  (c)
  Delivery schedule for performance and completion of the work and initiation of the Additional Services, including milestones and delivery dates for all Deliverables, where appropriate;

  (d)
  Completion and acceptance criteria (including testing procedures and quality standards);

  (e)
  Designation of the names and addresses of the Project Managers of each Party and resume material concerning other key personnel provided by Contractor;

  (f)
  Any changes to the fees to be charged to Users, and the schedule of effective date(s) for said changes in the fee structure; and

  (g)
  Identification of any impact on Service Levels, disaster recovery, and back-up plans, including proposed revisions thereto.

Upon receipt of Contractor's proposal under this Article 13, Customer will review the Statement of Work and may request changes and modifications. Contractor will then prepare a final Statement of Work containing the provisions agreed upon by both Parties. Upon Customer's acceptance of the final Statement of Work submitted by Contractor, the Statement of Work shall be executed by both Parties. Each Statement of Work shall incorporate and be subject to the terms and conditions of this Agreement. In the event of any inconsistency between the terms and conditions of a Statement of Work and those in the Agreement, the Statement of Work shall govern.

If a Statement of Work is never finalized between the Parties, the requested or proposed Additional Services (including, without limitation, any Enhancement) will not become a part of the Canadian NPAC/SMS or the Canadian NPAC/SMS Software. [Amended]

For greater certainty, and without restricting the generality of the final paragraph of Section 4.1 or of Section 13.4 of this Agreement, a failure, by Customer and Contractor, to execute and deliver a Statement of Work related to any proposed Additional Services (including, without limitation, Enhancements) shall not, directly or indirectly, modify, eliminate, reduce, limit or otherwise derogate from any obligation of Contractor under the Agreement including, without limitation, the Service Levels or Service Level Requirements as set forth in this Agreement. [Amended]

13.5  Staffing

Contractor shall use its best efforts to ensure that the key individuals assigned to perform such Additional Services under any Statement of Work will continue to be assigned to and perform services for the engagement during the entire Project related thereto.

If Customer, within 30 days after commencement of work on a Project by a key individual designated by Contractor, determines that said individual does not demonstrate the training or skills to perform the services in a satisfactory fashion or is not performing the services in a professional, effective and efficient manner, Customer shall notify Contractor in writing detailing its objections. Contractor's and Customer's Project Managers (or, if the key individual under discussion is the Project Manager, other representatives of Contractor and Customer) shall meet to resolve Customer's objections. If so agreed after said meeting, Contractor shall replace such individual and/or add one or more additional key individuals with appropriate training and skills, and shall agree on any changes to the Project Plan necessitated by the staffing changes.

If any person performing services under a Statement of Work discontinues work on the Project for any reason (including, without limitation, due to having been replaced at the request of Customer pursuant to the preceding paragraph), or becomes sick, disabled or otherwise incapacitated or unable to perform his or her duties, Contractor shall use its best efforts to replace such person with another of like educational background, professional experience, training and skills. There shall be no charge for (i) the time required by the substitute individual to become knowledgeable enough regarding the services to make a productive contribution substantially equal to that of the person replaced, or for (ii) any work performed by key individuals replaced at the request of Customer that the Parties agree is unsatisfactory or unusable.

13.6  Enhancements to Canadian NPAC/SMS Software

Certain requests for Additional Services from Customer pursuant to this Article may result in the development of Enhancements to the Canadian NPAC/SMS Software by Contractor. The ownership of such Enhancements shall be determined in accordance with Section 9.1. Contractor will be free to offer any Enhancement to other customers without any compensation to Customer or adjustment in the fees charged to Users; provided, however, that in the case of a Custom Enhancement or a User Enhancement, Contractor will meet with Customer or User, as the case may be, to agree upon an equitable method of rebating all or a portion of the development cost for the Custom Enhancement or User Enhancement, taking into account the nature and extent of the proposed usage by Contractor, anticipated revenues, and other equitable considerations. [Amended]

ARTICLE 14—BUSINESS RECORDS AND AUDITS

14.1  Contractor's Regular Audits; Customer's Right to Audit

Contractor shall, at its cost, conduct a regular annual audit of its NPAC/SMS Data Center operations by its internal auditors. Such audit shall, among other things, address the accuracy of Contractor's invoices for services; security, back-up, and disaster recovery procedures; and overall compliance with industry standards for similar data center operations. Contractor shall provide Customer with a copy of each such audit promptly upon its completion.

Customer may, at its expense, and subject to the limitations and restrictions provided elsewhere in this Article 14—Business Records and Audits, conduct an audit of NPAC/SMS Data Center operations of the same scope as Contractor's annual audit, upon reasonable advance notice to Contractor; provided, however, that (i) such Customer audits may be conducted no more frequently than once in any 12 month period, except if such audit is required by judicial or regulatory authority, in which case such audits can occur in any number and at any time and (ii) Contractor shall reimburse Customer for the total cost of performing such Customer audit if such audit reveals a condition of material noncompliance by Contractor requiring Contractor to take remedial actions and incur expenses therefor under Section 14.6 below.

14.2  Access for Audits

As part of the Services, Contractor shall, subject to reasonable confidentiality restrictions, provide to Customer and its designees reasonable access during Normal Business Hours to:

  (a)
  Contractor's staff;

  (b)
  books and records and supporting documentation relating to the Services and the fees payable under this Agreement, excluding Contractor's cost information;

  (c)
  use the Canadian NPAC/SMS system and the Software used to perform the Services (without access to the Source Code thereof); and

  (d)
  the service locations or other facilities, as may be necessary for Customer or its designees to perform the audits described above. [Amended]

Customer and its representatives will comply with any reasonable restrictions imposed by Contractor to minimize any disruption to Contractor's normal operations.

14.3  Provision of Facilities for Audits

For a reasonable period of time, Contractor shall provide to Customer and its designees on Contractor's premises reasonable amounts of office space, office furnishings (including lockable cabinets), telephone and facsimile service, utilities and office-related equipment and duplicating services as Customer or such auditors and inspectors may reasonably require to perform the audits described in this Article 14. Customer will comply with any reasonable restrictions imposed by Contractor to minimize any disruption to Contractor's normal operations. Such facilities and related assistance shall be provided as part of the Services.

14.4  Audit of Fees

Upon reasonable notice from Customer, no more frequently than once in any 12 month period, unless otherwise required by any regulatory authority, Customer may audit the fees charged to Users for any period not previously audited by Customer for which Contractor is required to retain records, to determine that such fees are accurate and in compliance with this Agreement, except that Customer may audit previously audited fees if, as a result of a current audit or the receipt or discovery of any other information, it has reasonable cause to believe that inaccuracies or discrepancies exist which previous audits failed to disclose. If, as a result of such audit, Customer determines that Contractor has overcharged Users, Customer shall notify Contractor of the amount of such overcharge and if Contractor agrees with the results of Customer's audit, or if Customer prevails in any arbitrated dispute regarding such audit, Contractor shall promptly refund to affected Users the amount of the overcharge, plus interest, at the rate of one and one quarter percent (1 1/4%) per month (which rate is the equivalent of 15% per annum), or at the highest rate allowed by law, whichever is lower, from the date payment was received. In the event any such audit reveals an overcharge to Users during any audited period exceeding five percent (5%) or more of a particular fee category, Contractor shall reimburse Customer for the cost of such audit. If Contractor disagrees with the results of said audit, Contractor and Customer shall resolve any dispute in accordance with the provisions of Article 26 below.

14.5  Record Retention

Contractor shall keep, based upon U.S. generally accepted accounting principles, books, records and supporting documentation sufficient to document the Canadian NPAC/SMS and the invoices paid or payable by Users for the Canadian NPAC/SMS for the current fiscal year and at least the four immediately preceding fiscal years of Contractor. [Amended]

14.6  Compliance with Audit Recommendations

If any audit by an auditor designated by Customer or a regulatory authority results in Contractor being notified that it is not in compliance with any law, regulation, audit requirement or generally accepted accounting principle relating to the Canadian NPAC/SMS, Contractor shall take actions to comply with such audit. [Amended]

Contractor shall bear the expense of any such compliance work, unless such compliance work is required to bring the Canadian NPAC/SMS, Customer or a User into compliance with a legal, regulatory or audit requirement that (i) is imposed on Customer or a User and impacts the Canadian NPAC/SMS or the Services rendered hereunder and (ii) has not been, by this Agreement (including, without limitation, by any Statement of Work), previously identified to Contractor as a requirement of the Canadian NPAC/SMS or Services. Contractor will not undertake any compliance work, the expense of which is not to be borne by Contractor, without a Statement of Work executed by the Parties. [Amended]

ARTICLE 15—CONFIDENTIAL INFORMATION

15.1  Confidential Information Defined; Obligations

"Confidential Information" means all information, materials and ideas that relate to the subject matter of this Agreement or the performance by the disclosing party of its obligations hereunder, which is disclosed or otherwise provided by one Party (the "Disclosing Party") (in writing, electronically, orally, or in any other form, tangible or intangible, except that with respect to oral or intangible disclosures, the substance of which such disclosure must be memorialized in writing and delivered to the receiving party within 14 days of the initial disclosure) to the other Party (the "Receiving Party") and that is marked as "confidential" and/or "proprietary", including, without limitation, User Data, Software, proprietary aspects of the functional requirements and the systems interface, pricing and financial information and customer records of either Party or of any Users. User Data shall be the property of the User furnishing such data.

The Disclosing Party shall have the right to correct any inadvertent failure to designate information as "confidential" and/or "proprietary" by written notification to the Receiving Party. The Receiving Party shall, from that time forward treat such information as Confidential Information under this Agreement.

During the course of this Agreement, either Party may receive or have access to Confidential Information of the other Party or a User. The Receiving Party shall not, without first obtaining the Disclosing Party's written consent, disclose to any Third Party (other than, in the case of User Data, the rightful owner of such data), commercially exploit or use for any purpose other than the performance of its obligations under this Agreement any Confidential Information, or information or materials developed by the Receiving Party based on Confidential Information, that it has received or to which it has had access. Each Party shall use no less than the same means it uses to protect its similar confidential and proprietary information, but in any event not less than reasonable means, to prevent the disclosure and to protect the confidentiality of the Confidential Information of the Disclosing Party.

Any duty to protect confidential information under this Article shall expire 5 years after the scheduled termination or expiration of this Agreement.

15.2  Exclusions

Confidential Information shall not include:

  (a)
  information generally available to, or known to, or which becomes known by, the public through no wrongful act of the Receiving Party;

  (b)
  information lawfully known by the Receiving Party prior to receipt from the Disclosing Party;

  (c)
  information lawfully disclosed by a Third Party to the Receiving Party;

  (d)
  information independently developed by the Receiving Party without the use of information disclosed by the Disclosing Party;

  (e)
  information disclosed to a Third Party by the Disclosing Party without restriction; and

  (f)
  information lawfully required to be disclosed to any governmental agency or which is otherwise required to be disclosed by law, provided that before making such disclosure the Receiving Party shall give the Disclosing Party an adequate opportunity to object to such disclosure or take action to assure confidential handling of such information.

15.3  Return or Destruction

Upon the request of the Disclosing Party, which may be made at any time, the Receiving Party shall return (with respect to User Data, in the form and on the media then in use) to the Disclosing Party, or, at the option of the Disclosing Party, shall destroy or permanently erase, the Confidential Information provided by the Disclosing Party and all copies thereof (in written, electronic or other form), and shall destroy or permanently erase any information and materials developed by it based on the Disclosing Party's Confidential Information. Notwithstanding anything to the contrary above, User Data or Confidential Information that is necessary to provide or receive Services and operate the Canadian NPAC/SMS shall not be returned or destroyed. Upon the request of the Disclosing Party, the Receiving Party shall certify that the destruction or permanent erasure of Confidential Information provided for herein has occurred. [Amended]

15.4  Injunctive Relief

Each party acknowledges that the unauthorized disclosure or use of Confidential Information may cause irreparable harm and significant injury, the amount of which may be extremely difficult to estimate. If the Receiving Party fails to abide by its obligations under this Article, the Disclosing Party may be entitled to seek immediate injunctive relief, in addition to any other rights and remedies available to it at law or in equity.

15.5  Loss of Confidential Information

In the event of any unauthorized disclosure or loss of, or inability to account for, Confidential Information of the Disclosing Party, the Receiving Party will notify the Disclosing Party immediately.

15.6  Third Parties

Customer acknowledges that any Third Party having a need to obtain access to Confidential Information of Contractor as a result of its actions as a representative, agent or subcontractor of Customer, or otherwise through its relationship with Customer shall, as a condition to such access, be required to execute a confidentiality agreement directly with Contractor, which confidentiality agreement shall include the substantive restrictions set forth in this Article 15 and shall otherwise be in a form reasonably satisfactory to Contractor and Customer.

ARTICLE 16—DELAYS; PERFORMANCE CREDITS AND CORRECTIVE REPORTING; DEFAULTS; FORCE MAJEURE

16.1  Notice of Delays

Time is of the essence in Contractor's performance of its obligations under this Agreement. Contractor shall promptly notify Customer in writing of any anticipated or known delay in Contractor's performance of an obligation by the date specified therefor, if any, in this Agreement, the reasons for the delay, and the expected duration of the delay. In the event of any failure of Customer or User to perform an obligation which delays or threatens to delay a scheduled performance date of Contractor under this Agreement ("Customer/User Delay"), Contractor shall promptly notify Customer in writing of such delay or threatened delay, and Contractor's scheduled performance date shall be extended day-for-day for any such actual delay of Customer or User directly affecting such scheduled performance date. If Contractor fails to notify Customer of a Customer/User Delay of which Customer or the applicable User does not otherwise have a prior notice (i.e., pursuant to a Project Plan), Contractor may not use such Customer/User Delay as an excuse for its failure to meet a scheduled performance date.

16.2  [Deleted]

16.3  Performance Credits

In the event that a Service Affecting Event (as defined below) shall have occurred for any reason other than the occurrence of a Force Majeure Event or a Customer/User Delay, Contractor shall pay to Customer or affected Users, as applicable, as "Performance Credits" (and as liquidated damages and not as a penalty) an aggregate sum equal to the amount set forth under the heading "Performance Credit Amount" for each such Service Affecting Event, as set forth in Exhibit G; provided, however, that in no event shall the annual aggregate amount of Performance Credits exceed $[* * *]. For purposes hereof, a "Service Affecting Event" shall mean the failure of Contractor to meet a "Service Affecting" Service Commitment Level set forth in Exhibit G—Service Level Requirements; provided, however, that if the same facts and circumstances directly or indirectly result in the failure to meet more than one Service Level, all such related failures, for purposes of calculating Performance Credits which shall be due in connection therewith, shall be deemed to be a single Service Affecting Event. [Amended]

In the event that a Non-Service Affecting Event (as defined below) shall have occurred for any reason, Contractor shall not be required to pay any Performance Credits. For each Non-Service Affecting Event, Contractor shall (i) notify Customer in writing of such Non-Service Affecting Event, including in such notification an explanation of the cause of the Non-Service Affecting Event and a detailed summary of the course of actions, if any, necessary to mitigate the likelihood of such cause recurring and (ii) diligently pursue the identified course of action to completion. For purposes hereof, a "Non-Service Affecting Event" shall mean the failure of Contractor to meet one of the Service Levels other than those which give rise to Service Affecting Events.

16.4  Allocation of Damages Among Users

The aggregate amount of accrued liquidated damages under Section 16.3 above shall be allocated among Users as directed by Customer and credited against the next succeeding monthly billing to such Users for Services or, in the event Customer terminates this Agreement as a result of any such failure, shall be allocated and credited in the same manner, with the balance, if any, remaining after applying said amounts against any final billings to be paid to such Users by Contractor. Liquidated damages shall be considered as compensation for direct damages for the delay suffered by the Users other than those specified in Section 19.1(g) and Contractor shall remain liable for any of the direct damages specified in Section 19.1(g). [Amended]

16.5  Contractor Defaults

Contractor shall be in default ("Default") under this Agreement if Contractor shall:

  (a)
  chronically fail to provide the Canadian NPAC/SMS at one or more of the "Service Affecting" Service Levels, which failure is evidenced by recurring events of the same or similar nature that are indicative of a systemic problem and which either have been unaffected by Contractor's repeated cure efforts, if any, or are reasonably unlikely to be cured with

    Contractor's diligent efforts over a reasonable period, which in any event shall be no less than 30 days; or [Amended]

  (b)
  fail to perform any of its other material obligations, i.e., material breach, under this Agreement (including the obligations referred to in Section 21.3, but excluding the obligations referred to in Section 16.5(a) above) and such failure continues for a period of 30 days following receipt of written notice of such failure from Customer; provided, however, that where such failure (other than with respect to a payment obligation) cannot reasonably be cured within such 30 day period, so long as Contractor is diligently pursuing such cure, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure.

Upon any Default hereunder by Contractor, Customer may, subject to Articles 19 and 26 hereof, pursue any legal remedies it may have under applicable law or principles of equity.

16.6  Force Majeure

Any failure or delay by Customer, a User or Contractor in the performance of its obligations under this Agreement shall not be deemed a Default of this Agreement to the extent such failure or delay is directly or indirectly caused by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions in the United States or Canada, court order, or the occurrence of a Force Majeure Event (as otherwise defined herein) affecting the non-performing Party's first-tier suppliers, subcontractors or agents (i.e.,not subcontractors of subcontractors), or any other similar cause beyond the reasonable control of such Party and without the fault or negligence of such Party and which cannot be reasonably circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (each, a "Force Majeure Event"). Notwithstanding the foregoing, any failure or delay by Contractor which results from Contractor's failure to comply with a requirement of this Agreement intended to prevent such a failure shall not be considered subject to this Article.

Notwithstanding the foregoing, Contractor's liability for loss or damage to Customer's material in Contractor's possession or control shall not be modified by this clause.

ARTICLE 17—INDEMNIFICATION

17.1  Mutual Indemnification

Each Party shall defend against suits, claims and demands and shall indemnify and hold harmless the other, its corporate affiliates, shareholders, shareholders' affiliates and their respective officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees) included in a settlement (between the indemnifying Party and a Third Party) of such suits, claims or demands, or awarded to a Third Party by a court or appropriate administrative agency of competent jurisdiction, including without limitation, those based on contract or tort arising out of or in conjunction with, but only to the extent that such losses, liabilities, damages, claims, demands, and expenses result from or in connection with, (i) personal injury (including death) or damage to tangible property arising from the negligent or intentional acts or omissions of the indemnifying Party or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them during the term of this Agreement, or (ii) assertions under Workers' Compensation or similar laws made by persons furnished by the indemnifying Party during the term of this Agreement or any transition period as provided under Article 24.

17.2  Contractor Indemnification

Contractor shall defend, indemnify and hold harmless Customer, its shareholders and their officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, suits, damages, claims, demands, and expenses (including, without limitation, reasonable attorneys' fees) included in a settlement (between Contractor and a Third Party) of such suits, claims or demands, or awarded to a Third Party by a court or appropriate administrative agency of competent jurisdiction, including, without limitation those based on contract or tort arising out of or in conjunction with, but only to the extent that such losses, liabilities, damages claims, demands, and expenses arise out of, or in connection with, personal injury (including death) or damage to tangible personal property caused by defective or malfunctioning or improperly provided Software or Services provided by Contractor during the term of this Agreement or any transition period as provided under Article 24. For the purposes of this Article, Third Party includes a regulatory agency having jurisdiction over Customer, its shareholders, or Users.

17.3  Procedures

With respect to all indemnification obligations under this Agreement, the indemnified Party shall promptly notify the indemnifying Party of any written claim, loss, or demand for which the indemnifying Party is responsible under this Article and shall cooperate with the indemnifying Party as reasonably required. An indemnified Party shall be entitled, upon its request and at its expense, to participate in the defense of any lawsuit arising from any indemnifiable claim when and for so long as such Party is a named party to such lawsuit; provided, however, that the indemnified Party may not settle any such lawsuit without the indemnifying Party's consent.

ARTICLE 18—INFRINGEMENT

18.1  Contractor's Obligation to Indemnify for Infringement

Contractor shall defend, indemnify and hold harmless Customer, its shareholders and Users and their respective affiliates, from and against any losses, damages, expenses (including, without limitation, attorneys' fees and costs), demands, claims, suits, and liabilities that may result by reason of any alleged violation, infringement or misappropriation of a patent, trade secret, copyright or other proprietary interest based on the Canadian NPAC/SMS provided by Contractor during the term of this Agreement, including any materials and/or equipment utilized or supplied by Contractor in connection with the provision of the Canadian NPAC/SMS by Contractor during the term of this Agreement. Customer shall promptly notify Contractor of any claim of infringement or misappropriation for which Contractor is responsible and shall cooperate with Contractor to facilitate the defense or settlement of such claim. Contractor shall (i) keep Customer reasonably apprised of the continuing status of the claim, including any lawsuit resulting therefrom, and (ii) when and for so long as Customer is a named party to any such lawsuit shall permit Customer, upon Customer's written request and at Customer's expense, to participate in the defense of such lawsuit; provided, however, that Customer may not settle any such lawsuit without Contractor consent. [Amended]

18.2  Contractor's Obligations If Use Is Threatened

If use of the Canadian NPAC/SMS shall be prevented or appears likely to be prevented by an injunction or court order or by settlement resulting from any such claim, Contractor shall, at its expense, either:

  (a)
  by license or release from claim of violation, infringement or misappropriation, procure for Customer and Users the right to continue using the Canadian NPAC/SMS Software; or

  (b)
  modify the Canadian NPAC/SMS Software so it is functionally equivalent to the original Canadian NPAC/SMS Software, but is no longer subject to a claim of violation, infringement or misappropriation; or

  (c)
  remove any infringing materials and replace same with equally suitable materials free from claim of infringement or misappropriation; or

  (d)
  with regard to Custom Enhancement(s) or User Enhancement(s), if none of the foregoing alternatives is reasonably available to Contractor, reimburse the affected User(s) for the total cost (as depreciated) of Custom Enhancement(s) or User Enhancement(s) as applicable. Such reimbursement shall be calculated on the basis of five years straight-line depreciation from the acceptance date of the Custom Enhancement or User Enhancement, as applicable. Contractor shall be relieved of such reimbursement liability five years after such date. [Amended]

Contractor's refund to and reimbursement of Users under this Section shall not constitute an election of remedies or otherwise limit the rights and remedies available to affected Users under this Agreement or NPAC/SMS User Agreement.

ARTICLE 19—LIABILITY; LIMITATION OF LIABILITY

19.1  DIRECT DAMAGES

EACH PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY DIRECT DAMAGES ARISING OUT OF OR RELATING TO A BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT. CUSTOMER SHALL NOT BE LIABLE TO CONTRACTOR FOR ANY BREACH OR DEFAULT BY A USER UNDER A USER AGREEMENT, UNLESS OTHERWISE SPECIFICALLY PROVIDED IN A STATEMENT OF WORK.

WITHOUT LIMITING THE GENERAL MEANING OF THE TERM "DIRECT DAMAGES", CONTRACTOR AGREES THAT THE FOLLOWING SHALL BE CONSIDERED "DIRECT DAMAGES" FOR CUSTOMER AND USERS AND CONTRACTOR SHALL NOT ASSERT THAT THEY ARE INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES TO THE EXTENT THEY RESULT FROM CONTRACTOR'S FAILURE TO FULFILL ITS OBLIGATIONS UNDER THIS AGREEMENT:

  (a)
  COSTS OF RECREATING OR RELOADING ANY SERVICE PROVIDER DATA LOST OR DAMAGED;

  (b)
  COSTS OF IMPLEMENTING A WORK AROUND IN RESPECT OF A FAILURE TO PROVIDE THE SERVICES;

  (c)
  COSTS OF REPLACING LOST OR DAMAGED PROPERTY, EQUIPMENT, SOFTWARE AND MATERIALS;

  (d)
  COSTS AND EXPENSES INCURRED TO CORRECT DEFECTS IN THE CANADIAN NPAC/SMS SOFTWARE USED IN PROVIDING THE SERVICES; [Amended]

  (e)
  ANY LIQUIDATED DAMAGES PROVIDED FOR IN THIS AGREEMENT; PROVIDED, HOWEVER, THAT WHERE LIQUIDATED DAMAGES SHALL HAVE BEEN PROVIDED FOR, THEY SHALL BE IN LIEU OF ALL OTHER DIRECT DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE FACTS AND CIRCUMSTANCES GIVING RISE TO THE LIQUIDATED DAMAGES, INCLUDING WITHOUT LIMITATION, THE OTHER TYPES OF DIRECT DAMAGES DESCRIBED ABOVE IN THIS SECTION 19.1, EXCLUDING SECTION 19.1(g) HEREIN AND ALL OTHER DIRECT DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE FACTS AND

    CIRCUMSTANCES LEADING TO A TERMINATION BY CUSTOMER OF THIS AGREEMENT UNDER SECTION 23.1;

  (f)
  COSTS AND EXPENSES INCURRED TO PROCURE THE SERVICES FROM AN ALTERNATE SOURCE, TO THE EXTENT IN EXCESS OF CONTRACTOR'S CHARGES UNDER THIS AGREEMENT; AND STRAIGHT TIME, OVERTIME OR RELATED EXPENSES INCURRED BY A USER, INCLUDING OVERHEAD ALLOCATIONS OF THE USER FOR THE USER'S EMPLOYEES, WAGES AND SALARIES OF ADDITIONAL EMPLOYEES, TRAVEL EXPENSES, OVERTIME EXPENSES, TELECOMMUNICATIONS CHARGES AND SIMILAR CHARGES, DUE TO THE FAILURE OF CONTRACTOR TO PROVIDE THE SERVICES;

  (g)
  ANY FINES, PENALTIES, INTEREST OR OTHER COSTS, INCLUDING ATTORNEYS' FEES, IMPOSED UPON CUSTOMER OR ANY USER BY ANY REGULATORY AGENCY BECAUSE OF DELAYS, ERRORS OR OMISSIONS ATTRIBUTABLE TO CONTRACTOR; AND

  (h)
  ANY OTHER TYPE OF DAMAGES NORMALLY CONSIDERED DIRECT DAMAGES IN A PARTICULAR CIRCUMSTANCE.

19.2  CONSEQUENTIAL DAMAGES

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE FURNISHING, PERFORMANCE OR USE OF ANY SOFTWARE OR SERVICES PROVIDED UNDER THIS AGREEMENT OR ANY STATEMENT OF WORK OR THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS UNDERTAKEN IN THIS AGREEMENT OR ANY STATEMENT OF WORK. EACH PARTY WAIVES ANY CLAIM TO PUNITIVE DAMAGES AGAINST THE OTHER.

19.3  EXCLUSIONS

THE LIMITATIONS OR EXCULPATIONS OF LIABILITY SET FORTH IN THE FIRST SENTENCE OF SECTION 19.2 ARE NOT APPLICABLE TO:

  (a)
  INDEMNIFICATION CLAIMS;

  (b)
  LIABILITY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY; OR

  (c)
  ANY BREACH OF A PARTY'S CONFIDENTIALITY OBLIGATIONS.

ARTICLE 20—INSURANCE

20.1  Contractor's Insurance Requirements

Contractor must maintain and cause Contractor's subcontractors to maintain: (i) Workers' Compensation insurance as prescribed by the law of the applicable state, (ii) employer's liability insurance with limits of at least $3,144,600 each occurrence and in the aggregate, (iii) commercial general liability insurance (including contractual liability and products liability coverage) with combined single limits of at least $15,723,000 in the general aggregate for bodily injury and property damage, and (iv) professional liability insurance with combined single limits of at least $10,000,000 in the general aggregate. Neither Contractor nor Contractor's insurer(s) shall have a right of subrogation against Customer based on any loss or liability insured against under the foregoing insurance. Contractor's policies for the insurance under clause (iii) above must be endorsed to name Customer as an additional insured where applicable and state: "[Customer] is to be notified in writing at least 30 days prior to cancellation of or any material change in the coverage limits." Also, Contractor must furnish certificates evidencing the foregoing insurance coverage prior to the Acceptance Date. [Amended]

20.2  Contractor's Failure to Maintain Insurance

If Contractor fails to maintain the insurance required by Section 20.1, Customer may procure such insurance. In such event, Customer shall invoice Contractor and Contractor shall promptly reimburse Customer for any premiums and other charges paid by Customer for such coverage.

20.3  Self Insurance

Contractor may self insure the risks for which insurance is otherwise required under this Article 20 upon written request to and approval, in writing, by Customer. Approval by Customer of self-insurance shall not be unreasonably withheld and shall be based upon Customer's reasonable assessment that Contractor's net worth, financial history and stability appear to be sufficient to satisfy any obligation Contractor could reasonably be expected to incur during the term of this Agreement.

20.4  Customer's Insurance Requirements

Customer must maintain and cause Customer's subcontractors to maintain: (i) Workers' Compensation insurance as prescribed by the law of the applicable state, (ii) employer's liability insurance with limits of at least $3,144,600 each occurrence and in the aggregate, (iii) [Deleted] and (iv) professional liability insurance with combined single limits of at least $10,000,000 in the general aggregate. Neither Customer nor Customer's insurer(s) shall have a right of subrogation against Contractor based on any loss or liability insured against under the foregoing insurance. Customer's policies for the insurance under clause (iii) above must be endorsed to name Contractor as an additional insured where applicable and state: "Neustar, Inc. is to be notified in writing at least 30 days prior to cancellation of or any material change in the coverage limits." Also, Customer must furnish certificates evidencing the foregoing insurance coverage prior to the Acceptance Date. [Amended]

20.5  Customer's Failure to Maintain Insurance

If Customer fails to maintain the insurance required of it by Section 20.4, Contractor may procure such insurance. In such event, Contractor shall invoice Customer and Customer shall promptly reimburse Contractor for any premiums and other charges paid by Contractor for such coverage.

20.6  Additional Insurance

In addition to any insurance required to be maintained pursuant to this Article, Contractor may, at its election, obtain insurance with respect to any losses, liabilities, damages or expenses (including, without limitation, reasonable attorneys' fees) incurred by Contractor arising out of, resulting from or in connection with any error, omission or failure of the facilities, equipment, systems or personnel of User or any of its affiliates, agents, successors or assigns used or involved in any way in the provision of services utilizing the Canadian NPAC/SMS Services to any end-user customer or any Third Party. If Contractor obtains such insurance, Contractor shall, on a quarterly basis, invoice Users in accordance with the Allocation Model then in effect for one-half of the premiums or other charges for the first $78,615,000 of such coverage, which amounts shall be invoiced to Users as part of the monthly billing process and reimbursed by Users in accordance with such invoice. The aggregate maximum amount that can be invoiced to all Users in any given year shall be no more than $39,308. Any deductible for this insurance shall be paid by Contractor. This insurance must be purchased from an outside agent and is not to be covered by self-insurance as described in Section 20.3. In addition, Contractor will provide to Customer a certificate of insurance. Should Contractor purchase this insurance the level of coverage must be reviewed with Customer with the intent that reductions be based on a risk assessment. [Amended]

ARTICLE 21—WARRANTIES

21.1  Harmful Code or Data

Contractor warrants that the Canadian NPAC/SMS Software will not contain, either now or in the future, any malicious code, program, or other internal component (e.g. software virus, software worm, software time bomb, Trojan Horse), which could damage, destroy, or alter Software or hardware of Users, or which could, in any manner, reveal, damage, destroy, or alter any data or other information accessed through or processed by the Canadian NPAC/SMS Software in any manner or which could adversely affect the operation of a computer or its memory by a User. Contractor shall immediately advise Customer and Users, in writing, upon reasonable suspicion or actual knowledge that the Canadian NPAC/SMS Software provided under this Agreement may result in the harm described above. [Amended]

21.2  No Liens or Violations of Third Party Rights

Contractor warrants that the Canadian NPAC/SMS Software and the other Deliverables provided under this Agreement are free from liens and encumbrances. Contractor further warrants that Contractor will maintain reasonable policies and practices to protect against improper incorporation of Third Party Intellectual Property into the Canadian NPAC/SMS Software, Custom Software or other Deliverables. Contractor represents that it does not have any knowledge of any proceeding or threatened claims, suits, challenges or other legal actions relating to Contractor's Intellectual Property intended to be used in performance of Contractor's obligations under this Agreement and warrants that it will promptly notify Customer if it becomes aware of any such legal action. [Amended]

21.3  Conformance with Specifications and other Standards

Contractor warrants that the Canadian NPAC/SMS shall operate without Defects during the term of this Agreement. In addition to its obligations under Section 10.2, Contractor shall correct any Material Defects within 30 days (or within such shorter period as may be specified elsewhere in this Agreement) after the Material Defect is brought to Contractor's attention in writing at no additional charge to Customer or Users. In addition to its obligations under Section 10.2, Contractor shall correct any Minor Defects within 60 days (or within such shorter period as may be specified elsewhere in this Agreement) after the Defect is brought to Contractor's attention in writing at no additional charge to Customer or Users. Contractor's failure to comply with its obligations under this Article shall constitute a Default for the purposes of Section 16.5. [Amended]

All Services shall be performed in accordance with the highest professional standards and shall be in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority as contemplated in accordance with Article 25 herein. Services not performed in accordance with the requirements of this Agreement (that may or may not constitute a Default as defined herein) shall be re-performed at no cost to Customer or the Users.

21.4  Authority

Each Party represents to the other that it has full authority to enter into and perform all of its obligations under this Agreement, and that the person signing this Agreement on behalf of the Party has been properly authorized to enter into this Agreement. Each Party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by all of its terms, conditions and provisions.

21.5  EXCLUSIVE WARRANTIES

THE WARRANTIES SET FORTH IN THIS AGREEMENT OR A STATEMENT OF WORK ARE THE EXCLUSIVE WARRANTIES MADE BY CONTRACTOR. ALL OTHER EXPRESS OR

IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE DISCLAIMED.

21.6  Year 2000 Compliance

Contractor represents and warrants that the Canadian NPAC/SMS delivered hereunder will record, store, process, and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, as they performed for dates on or before December 31, 1999. [Amended]

ARTICLE 22—ASSIGNMENT, OTHER TRANSFER, AND SUBCONTRACTING

22.1  Consent Required

Except as provided otherwise in this Article, neither Party shall (i) assign or otherwise transfer any rights or obligations under this Agreement or any Statement of Work without the prior written consent of the other Party, or (ii) subcontract any obligations under this Agreement without the prior written consent of the other Party, in each case, which consent shall not be unreasonably withheld or delayed. As used herein, "subcontract" shall mean with respect to Contractor, that Contractor has subcontracted one or more of its obligations for direct delivery of Services to Customer, including interfacing with Customer or Users concerning such obligations. Notwithstanding anything to the contrary in the preceding sentence, Contractor shall not require the prior consent of Customer to subcontract any portion of the work covered under this Agreement or under any Statement of Work to any of DSET and ESI (which provide testing services), NAS (which provides network maintenance services) or to Mark Foster, Lisa Marie Maxson, John Pope and other individuals or their companies or affiliates similarly engaged by Contractor for technical expertise. Any such assignment made without the prior written consent of the other Party shall be void. Contractor's request for consent to an assignment or transfer of rights or obligations to any entity, which is not a Neutral Third Party, shall constitute adequate grounds for withholding such consent.

22.2  Assignment of Monies Due

Notwithstanding the foregoing, Contractor may, upon written notice to Customer, assign monies due or that are to become due under a Statement of Work, provided that no such assignment may impose upon Customer or Users any obligations in addition to or different than those set forth in this Agreement or the subject Statement of Work, or preclude Customer or Users from dealing solely and directly with Contractor in all matters pertaining to this Agreement or the subject Statement of Work, including the negotiation of amendments and the settlement of disputed invoices.

ARTICLE 23—TERMINATION

23.1  Termination by Customer

Customer shall have the right, upon written notice to Contractor, to terminate this Agreement or any applicable Statements of Work:

  (a)
  if a Default by Contractor has occurred and is continuing under this Agreement;

  (b)
  if (i) a receiver, trustee, administrator, or administrative receiver is appointed for Contractor or its property, (ii) Contractor makes an assignment for the benefit of creditors, (iii) any proceedings are commenced against Contractor under any bankruptcy, insolvency, or debtor's relief law, and such proceedings are not vacated or set aside within 90 days from the date of commencement thereof, or (iv) Contractor is liquidated or dissolved;

  (c)
  if Contractor is merged with or acquired by an entity which is not a Neutral Third Party;

  (d)
  if Contractor otherwise ceases to be a Neutral Third Party and such cessation continues for a period of 30 days following the date that an executive officer of Contractor first becomes aware of the event causing the cessation of neutrality (with Contractor having an obligation to diligently conduct quarterly investigations of its affiliates' activities that may impact Contractor's neutrality); provided, however, that where such cessation of neutrality cannot reasonably be cured within such 30 day period, so long as Contractor is diligently pursuing such cure, and regulatory authorities having jurisdiction over such matters (after having reviewed the details of the event(s) causing Contractor's cessation of neutrality) have not specifically required Customer to terminate this Agreement due to such cessation of neutrality, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure; or

  (e)
  under the circumstances related to a regulatory event as set forth in Article 25.

23.2  Nonwaiver

The termination rights provided to Customer under this Article 23 are not intended to constitute an election of remedies, and, except as provided otherwise in this Agreement or the subject Statement of Work, Customer is entitled to any additional rights and remedies available to it at law or in equity, subject to the limitations and exclusions in this Agreement. All rights and remedies of Customer herein created or otherwise existing at law or in equity are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any of the others.

23.3  Users' Liability for Payments

Except as provided in Articles 9 and 24 herein and Article 7 of the NPAC/SMS User Agreement, in the event of termination under this Article, Users shall be liable only for payment to Contractor for Services performed prior to the effective date of the termination, and Users shall not be liable for anticipated profit or fee on Services not performed. Except as otherwise provided in this Agreement, Customer shall have no liability for any payments to Contractor.

23.4  Return of Property upon Termination

Subject to Article 24—Transition at Expiration or Termination of this Agreement, upon termination and regardless of any dispute between the Parties, all property, equipment, data, documents or other materials of Customer or the Users pertaining to this Agreement in the possession of Contractor, its employees, agents or subcontractors shall be returned to their owners within 15 days of the notice of termination or such later date as Customer may designate.

23.5  No Termination by Contractor

Without prejudice to Contractor's other rights and remedies at law or in equity, Contractor shall have no right to terminate this Agreement because of any breach by Customer of any term or condition of this Agreement or for any other reason except as otherwise may be specified in any Statement of Work.

ARTICLE 24—TRANSITION AT EXPIRATION OR TERMINATION OF THIS AGREEMENT

24.1  Contractor's Obligation to Assist with Transition

Upon termination of this Agreement by Customer under either Article 12 or Article 23 hereof (hereafter "Termination Event") or upon expiration of this Agreement as the result of an election not to renew under Article 3 hereof ("Non-Renewal"), Contractor shall assist Customer in the orderly transition of the Services specified herein from Contractor to a successor contractor or administrator for the Canadian NPAC/SMS (in either case, the "Successor Contractor"), consistent with the requirements of this Article 24—Transition at Expiration or Termination of this Agreement. [Amended]

24.2  Optional Extension upon Termination or Non-Renewal without License

Upon the occurrence of a Termination Event (other than a Termination Event under Section 23.1(c), (d) or (e), or Article 12) or Non-Renewal, and in each case, upon Customer's request in lieu of being granted a license under Article 9 hereof, Contractor shall agree to extend this Agreement with Customer for a period the last day of which shall not extend beyond the earlier of (i) the date that Customer completes its transition to a Successor Contractor for the provision of NPAC/SMS in the Canadian Region or (ii) the date that is 18 months after (a) in the case of a Termination Event, the date notice of termination is given by Customer or (b) in the case of Non-Renewal, the date the notice of Non-Renewal is given or received, as applicable, by Customer. Any such extension shall be at a price and Service Levels in effect on the date of termination or expiration of the Agreement, as applicable, as adjusted pursuant to Section 6.1 if such extension extends beyond the Initial Term. In addition, upon any such extension, Contractor shall provide any Transition Services (as defined below) requested by Customer; provided that (i) Contractor shall be paid for such services at reasonable rates, consistent with the charges underlying the Pricing Schedules set forth in Exhibit E and (ii) Contractor shall have no obligation to perform any such Transition Services under this Section 24.2 after the end of the extension period. Notwithstanding anything to the contrary above, Contractor's obligation to perform Services during any extension period is subject to Customer using diligent efforts to transition to a Successor Contractor beginning no later than (i) in the case of a Termination Event, the date it gives a notice of termination of this Agreement or (ii) in the case of Non-Renewal, the date it gives or receives, as applicable, the notice of Non-Renewal.

24.3  Optional Extension upon Termination or Non-Renewal with License, Loss of Neutrality or Regulatory Termination

Upon the occurrence of (A) a Termination Event (other than a Termination Event under Section 23.1 (c) or (d) or Article 12) or Non-Renewal and, in each case, under circumstances where Customer has obtained a license under Article 9 hereof, or (B) a Termination Event under Section 23.1(c) or (d), whether or not Customer has obtained a license under Article 9 hereof, or (C) a Termination Event under Section 23.1(e), Contractor shall, upon Customer's request, extend this Agreement with Customer for a period the last day of which shall not extend beyond the earlier of (i) the date that Customer completes its transition to a Successor Contractor for the provisioning of NPAC/SMS in the Canadian Region or (ii) the date that is 180 days after (a) in the case of a Termination Event, the date notice of termination is given by Customer or (b) in the case of Non-Renewal, the date the notice of Non-Renewal is given or received, as applicable, by Customer. Any such extension shall be at a price and Service Levels in effect on the date of such termination or expiration of the Agreement, as applicable, as adjusted pursuant to Section 6.1 if such extension extends beyond the Initial Term. In addition, upon any such extension, Contractor shall provide any Transition Services (as defined below) requested by Customer; provided that (i) Contractor shall be paid for such services at reasonable rates, consistent with the charges underlying the Pricing Schedules set forth in Exhibit E and (ii) Contractor shall have no obligation to perform any such Transition Services under this Section 24.3 after the end of the extension period. Notwithstanding anything to the contrary above, Contractor's obligation to perform Services during any extension period is subject to Customer using diligent efforts to transition to a Successor Contractor beginning no later than, in the case of a Termination Event, the date it gives a notice of termination of this Agreement or, in the case of Non-Renewal, the date it gives or receives, as applicable, the notice of Non-Renewal. [Amended]

24.4  Transition Services

Contractor shall cooperate with Customer in effecting the orderly transition of the Services to a Successor Contractor by performing the services set forth below (collectively, the "Transition Services") where requested by Customer upon or in anticipation of a Termination Event or Non-Renewal. The Transition Services shall be provided through the period of any extension under Section 24.2 or 24.3, or if the Agreement is not being extended pursuant to such Sections, a period not to exceed 180 days after the expiration or termination of the Agreement. Contractor shall be paid for the performance of such Transition Services at reasonable rates, consistent with the charges underlying the Pricing Schedules in Exhibit E. Customer shall submit its request for Transition Services in writing to Contractor on or immediately prior to the expiration or termination date.

At Customer's request, which request shall be made as provided above, Contractor agrees to provided the following Transition Services in accordance with this Section 24.4:

  (a)
  provide Customer with a list or summary, as applicable, of all hardware, software, and communications inventories and documentation of operational and procedural practices required for the orderly transition to a Successor Contractor for the Services;

  (b)
  consistent with Contractor's contractual obligations to Third Parties regarding nondisclosure, provide Customer and/or its designees all Contractor information that is reasonably necessary to enable Customer and/or its designees to provide the Services. Contractor shall use its best efforts to secure in its agreements with Third Parties the right to provide such Third Party information to Customer and/or its designees under these circumstances;

  (c)
  with respect to Third Party Software used to provide the Services, Contractor shall provide reasonable assistance to Customer in obtaining licenses from the appropriate vendors;

  (d)
  with respect to any other agreements for necessary Third Party services being used by Contractor to perform the Services, Contractor shall:

  (i)
  use its best efforts to transfer or assign such agreements to Customer or the Successor Contractor, and

  (ii)
  pay any transfer fee or non-recurring charge imposed by the applicable Third Party vendors, which fee or charge Customer agrees to reimburse to Contractor; and

  (e)
  Contractor shall return to Customer (without retaining copies) all software, documentation, and procedures including all tapes, disks, and printed matter provided by Customer and Users, and the contents of the NPAC/SMS database pertaining to Customer.

Customer agrees to allow Contractor to use, at no charge, those Customer facilities necessary to perform the Transition Services for as long as Contractor is providing the Transition Services.

ARTICLE 25—REGULATORY AND LEGISLATIVE CONSIDERATIONS

25.1  Users are Communications Common Carriers

Contractor expressly recognizes that (i) the Users and the Canadian NPAC/SMS are or may be subject to certain United States and Canadian federal and state (or provincial) statutes and rules and regulations promulgated thereunder, as well as rules, regulations, orders, opinions, decisions and possible approval of the CRTC, NANC and other regulatory bodies having jurisdiction or delegated authority over Users and the Canadian NPAC/SMS, and (ii) this Agreement is subject to changes and modifications required as a result of any of the foregoing; provided, however, that the Parties hereby agree that this Agreement and the NPAC/SMS User Agreements shall remain in full force and effect in accordance with their respective terms and each of the Parties and each of the Users shall continue to perform all of its respective obligations under this Agreement and the NPAC/SMS User Agreements, as applicable, in accordance with the respective terms thereof until the Parties can agree upon any amendment (which shall include any Statement of Work) that may be required to this Agreement as a result of any such regulatory change; and provided, further, however, that if the Parties are unable to agree upon any required amendment, the Parties agree to resolve such dispute pursuant to an "expedited" arbitration proceeding in accordance with the procedures set forth in Section 4 of the form of escrow agreement attached hereto as Exhibit M ("Expedited Arbitration"). Notwithstanding anything to the contrary above, Customer may terminate this Agreement if the required amendment is technically or economically unfeasible or if the regulatory change requires Customer to terminate this Agreement, except that Customer agrees it will give Contractor at least 10 days advance written notice of its intent to terminate this Agreement on such basis and agrees that if, within 10 days of its receipt of such notice, Contractor delivers its written objection to Customer disputing the basis upon which Customer is exercising its termination right, Customer will resolve such dispute with Contractor in an Expedited Arbitration proceeding, with the focus of such proceeding being whether the required amendment is technically or economically unfeasible or whether the regulatory change requires Customer to terminate this Agreement, as applicable. The Parties shall cooperate fully with each other in obtaining any necessary regulatory approvals of the Canadian NPAC/SMS or other regulatory proceeding regarding Canadian NPAC/SMS. [Amended]

25.2  Changes in Law and Regulations

Customer shall notify Contractor of any relevant changes in applicable legislative enactment and regulations that Customer becomes aware of in the ordinary course of its business in accordance with the provisions of Section 27.6. Any necessary modifications to the Canadian NPAC/SMS as a result of such changes shall be made in accordance with the provisions of Article 13, and subject to the provisions of Section 25.1. Contractor shall be responsible for any fines and penalties imposed on Users and/or Customer arising from any noncompliance by Contractor, its subcontractors or agents with the laws and regulations in respect of the Canadian NPAC/SMS. A User shall be responsible for any fines and penalties imposed on it or Contractor relating to Contractor's provision of the Canadian NPAC/SMS and arising from the failure of such User to comply with laws and regulations to which it is subject.[Amended]

ARTICLE 26—INTERNAL DISPUTE RESOLUTION AND ARBITRATION

26.1  Internal Dispute Resolution

Except in circumstances where the time required for application of this dispute resolution procedure would cause irreparable harm, any claim, controversy or dispute arising out of or relating to this Agreement, which cannot otherwise be resolved after good faith negotiations by the Parties, shall be resolved as follows:

  (a)
  The dispute shall initially be referred jointly to the Contractor Project Executive and Customer Project Executive. The Contractor Project Executive and Customer Project Executive shall attempt to resolve the dispute within 7 calendar days of such submission.

  (b)
  If the Contractor Project Executive and Customer Project Executive are unable to resolve the dispute within such time period, the dispute shall be submitted in writing to the lead executive officer respectively of Customer and Contractor. The lead executive officers shall attempt to resolve the dispute within 14 calendar days of such submission.

  (c)
  If the matter has not been resolved under the above procedure within 21 days of the commencement of such procedure (which period may be extended by mutual agreement), any Party wishing to pursue the matter must resort to binding arbitration as provided in the Section 26.2.

The above calendar day periods may be extended by mutual written agreement of Customer and Contractor.

26.2  Arbitration

Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in Toronto, Ontario in accordance with the J.A.M.S/Endispute

Arbitration Rules and Procedures ("Endispute Rules"), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the Ontario Arbitration Act, 1991 ("OAA"), the provisions of this Agreement, substantive law, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be binding. Any Party may appeal a decision of the arbitrator to the CRTC, if the matter is within its jurisdiction. Any Party aggrieved by a decision on appeal to the CRTC may exercise the right to obtain judicial review thereof in accordance with applicable law. The Arbitrator shall render a written and reasoned opinion setting forth both findings of fact and conclusions of law. The award may be confirmed and enforced in any court of competent jurisdiction. All post proceedings, except those before the CRTC, shall be governed by the OAA.

26.3  Continuation of Services

Contractor agrees to continue to honor its ongoing obligations, if any, under this Agreement without interruption in the event of a bona fide dispute concerning payment or a dispute concerning any provision of this Agreement, pending final resolution of such dispute pursuant to this Article.

26.4  Arbitration Regarding Customer Liability or Allocation Model

Contractor shall be notified of, and be entitled to participate in (without any obligation on the part of Customer to ensure such participation), any dispute resolution proceeding between Customer and Users concerning how Customer has allocated charges to Users pursuant to the Allocation Model for the purpose of ensuring that Contractor is made whole with respect to all rates, charges or other amounts at issue and to which Contractor is entitled under this Agreement.

ARTICLE 27—GENERAL

27.1  Successors and Assigns

This Agreement and any Statements of Work entered pursuant to it shall be binding upon the Parties' respective successors and assigns.

27.2  Attorneys' Fees

The Party substantially prevailing in any legal action between the Parties concerning this Agreement shall receive reimbursement of its reasonable attorneys' fees and court costs incurred from the other Party.

27.3  Service Parity

Contractor shall provide the Services under this Agreement in a manner such that each User shall receive the applicable Services for which it contracts under its NPAC/SMS User Agreement at the same Service Levels as every other User receiving such Services.

27.4  Advertising or Publicity

Neither Party shall identify, either expressly or by implication, the other Party or its corporate affiliates or use any of their names, trademarks, trade names, service marks, or other proprietary marks in any advertising, sales presentations, news releases, releases to any professional or trade publication, advertising or other promotional materials without such other Party's prior written consent, which shall not be unreasonably withheld or delayed.

27.5  Non-Waiver

No course of dealing or failure of either Party to enforce strictly any term, right, obligation or provision of this Agreement or any Statement of Work or to exercise any option provided hereunder or thereunder shall be construed as a waiver of such provision.

The acceptance by Customer, or the provision by Contractor, of any credits under this Agreement or any Statement of Work shall not be deemed to be a waiver by Customer of any of its rights under this Agreement or any Statement of Work or at law or in equity.

27.6  Notices

All notices or other communications required or permitted to be given under this Agreement shall be in writing (unless otherwise specifically provided herein) and delivered or addressed as follows:

If to Customer:	To the Customer Project Executive at the address set forth in Exhibit I;
with a copy to:	Jacques R. Sarrazin, President
Canadian LNP Consortium Inc. 6 Eagle Chase Court Nepean, Ontario K2J 3N5 Tel: 613-823-0144 Fax: 613-823-1169 Email: jr.sarrazin@sympatico.ca
with a copy to:	J. Scott Fletcher Gowling Lafleur Henderson LLP Barristers and Solicitors 2600 - 160 Elgin Street Ottawa, Ontario K1P 1C3 Tel: 613-786-0167 Fax: 613-563-9869 Email: scott.fletcher@gowlings.com
If to Contractor:	To the Contractor Project Executive at the address set forth in Exhibit I;
with a copy to:	NeuStar Inc. Attn: Christine Walker 45980 Center Oak Plaza, Building 8 Sterling, VA 20166 Fax No.: (571) 434-5792

All notices or other communications shall be deemed effectively given: (a) when delivered, if personally delivered, including courier, facsimile or overnight delivery service, (except that notices received after 3:00 p.m. local time will be deemed received on the following Business Day); (b) on the date of delivery (or, if refused, the refusal date shown on the return receipt) if mailed certified or registered mail, return receipt requested; or (c) four days after mailing if mailed first class. [Amended]

27.7  Governing Law

The construction, interpretation and performance of this Agreement and all transactions under it shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein, excluding its choice of laws rules. Contractor agrees to submit to the jurisdiction of any court within the Canadian Region wherein an action is commenced against Customer under this Agreement. [Amended]

27.8  Severability

If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from the Agreement and replaced by a valid and enforceable provision which so far as possible achieves the Parties' intent in agreeing to the original provision. The remaining provisions of the Agreement shall continue in full force and effect.

27.9  Remedies

The rights and remedies provided herein shall be cumulative and in addition to any other remedies available at law or in equity.

27.10  Survival

All obligations that by their nature survive the expiration or termination of this Agreement, including, but not limited to: Section 8.9—Licenses and Permits; Section 8.10—Laws and Regulations; Section 8.11—Immigration Law Compliance; Article 9—Ownership of Intellectual Property; Source Code Escrow; Article 14—Business Records and Audits; Article 15—Confidential Information; Article 17—Indemnification; Article 18—Infringement; Article 19—Liability; Limitation of Liability; Article 21—Warranties; Article 24—Transition Services; and Article 27—General, shall remain in effect after its expiration or termination until such obligations expire according to their respective terms. [Amended]

27.11  Joint Work Product

This Agreement is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either Party, including the Party that drafted the Agreement in its final form.

27.12  Headings

The Article headings contained herein are for purposes of convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way.

27.13  Counterparts

This Agreement may be executed simultaneously in two (2) counterparts, each of which shall be deemed an original, but both of which together shall constitute one (1) and the same instrument.

ARTICLE 28—NONEXCLUSIVE MARKET RIGHTS

Contractor expressly acknowledges that Customer is not by this Agreement granting, and has no authority to grant, Contractor the exclusive right to provide Canadian NPAC/SMS Services in the Canadian Region. [Amended]

ARTICLE 29—[Deleted]

ARTICLE 30—ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between Contractor and Customer relating to the subject matter hereof and shall not be modified or rescinded in any manner except by a written amendment executed by both Parties. Other than as expressly provided herein, both Contractor and Customer agree that no prior or contemporaneous oral representations form a part of their agreement. Estimates and forecasts furnished by Customer shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.

ARTICLE 31—SYSTEM PERFORMANCE PLAN

[Deleted]

[Deleted]

If the actual NPAC to LSMS Interface Transaction Rate (as contemplated by SLR 6 in Exhibit G) meets or exceeds ten (10) transactions per second during at least fifteen percent (15%) of the time intervals, during a calendar month, in respect of which Contractor measures and reports transaction rates as at the date of this Agreement, then the parties shall, within ninety (90) days thereafter, negotiate and implement a system performance plan (the "Performance Plan") to increase such throughput capacity to twenty-five (25) transactions per second. The Performance Plan shall define measurements and milestone requirements of throughput performance, including both system peek throughput capacity and timing for attainment of specified levels. Should the parties fail to agree upon the Performance Plan within such ninety (90) day period, the applicable throughput performance requirement shall be as specified in the NANC NPAC/SMS Functional Requirements Specification (namely, for greater certainty, twenty-five (25) transactions per second). [Amended]

The Performance Plan, when completed, shall become a part of this Agreement and shall be incorporated herein as Exhibit N.

IN WITNESS WHEREOF, Contractor and Customer have executed this Contractor Services Agreement in duplicate on the day and year below written.

NEUSTAR, INC.		CANADIAN LNP CONSORTIUM INC.
By:	(Signature)	By:	(Signature)
(Name & Title Typed or Printed)		(Name & Title Typed or Printed)
(Date)		(Date

EXHIBIT A

TURN-UP TESTING SCHEDULE NOTES

EXHIBIT A—TURN-UP TESTING NOTES

        The process of certifying a new Service Provider in a region can be (generally) defined as a 3-step process as follows:

Step 1—	Establishing connectivity with the NPAC. This assumes that if dedicated T1 circuits are to be used, they have been installed and tested. If dial-up connections are to be used, they will be tested and verified ("ping testing"). Following this, NPAC encryption key generation and exchange must be accomplished, then initial association establishment can be made.
Step 2—
Executing the suite of Turn-Up test cases as currently defined in the New Entrants Test Plan, available from the Customer Project Executive. These test cases are to be successfully run by each new Service Provider desiring to participate in the region with the assistance of a NeuStar test engineer.
Step 3—
Participating in an "SP to SP" testing process as currently defined in the New Entrants Test Plan. This phase of testing involves test cases that are executed by two SPs working together with the NPAC.

EXHIBIT B

NANC NPAC/SMS FUNCTIONAL
REQUIREMENTS SPECIFICATION

NPAC/SMS SERVICES

[Due to its length, this document is not attached.
The most current version of the FRS is available on the Internet at
 http://www.npac.com/docs/frs1001.doc

A copy is also
available upon request for the cost of copying and handling from Customer, by request made to the attention of Canadian LNP Consortium Inc.

EXHIBIT C

NANC NPAC/SMS INTEROPERABLE
INTERFACE SPECIFICATION

NPAC/SMS SERVICES

[Due to its length, this document is not attached.
The most current version of the IIS is available on the Internet at
 http://www.npac.com/docs/iis1001.doc
A copy is also
available upon request for the cost of copying and handling from Customer, by request made to the attention of Canadian LNP Consortium Inc.

EXHIBIT D

        RESERVED

EXHIBIT E

PRICING SCHEDULES

NPAC/SMS SERVICES

PRICING SCHEDULES

        The following schedules set forth the prices at which Contractor will be compensated for rendering the Services under the Agreement. A general description of these charges and the methods of billing therefor are set forth in Section 6 of the Agreement. See Agreement for other applicable charges.

        Notwithstanding anything in the Agreement to the contrary: (a) all amounts chargeable, payable, or to be credited under the Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, shall be in Canadian dollars; and (b) all amounts described in subparagraph (a) immediately above, excluding the amounts set forth in Sections 20.1(iv) and 20.4(iv), will be adjusted as follows:

  (I)
  effective on the Effective Date, for the period June 1, 2003 to May 31, 2004, each such dollar amount, shall be converted from its U.S. dollar amount, as such amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein) into Canadian dollars by multiplying each such amount by the number 1.5723; and

  (II)
  effective on each anniversary of the Effective Date, each such dollar amount shall be converted from its U.S. dollar amount, as such U.S. dollar amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein), into Canadian dollars by multiplying each such amount by the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Effective Date, as published in the Key Currency Cross Rates column of the Wall Street Journal.

        Effective on the Effective Date, and throughout the Initial Term, the dollar amounts set forth in Sections 20.1(iv) and 20.4(iv) shall be converted from their U.S. dollar amounts, as such amounts appear in the Agreement immediately prior to the Effective Date, into Canadian dollars by multiplying each such amount by the number 1.

        Within fifteen (15) days following the last Business Day in April of each year, the Parties shall amend and restate Exhibit E, Exhibit G, and Article 16 in their entirety, to reflect all dollar amounts in Canadian dollars based on the applicable exchange rate;

Schedule 1
Service Element Fees/Unit Pricing

Category	Service Element	Unit	Price		Price Canadian Dollars
[* * *]

	[* * *][1]	[* * *]	$	[* * *]	$	[* * *]

	[* * *][1]	[* * *]	$	[* * *]	$	[* * *]

	[* * *][1]	[* * *]	$	[* * *]	$	[* * *]

[* * *]

	[* * *][2]	[* * *]	$	[* * *]	$	[* * *]

	[* * *][3]	[* * *]
			USD$	[* * *]	$	[* * *]
			USD$	[* * *]	$	[* * *]
			USD$	[* * *]	$	[* * *]

	[* * *]	[* * *]	$	[* * *]	$	[* * *]

		[* * *]	USD$	[* * *]	$	[* * *]

	[* * *]	[* * *]	$	[* * *]	$	[* * *]

[* * *]

	[* * *][4]	[* * *]	$	[* * *]	$	[* * *]

	[* * *][5]	[* * *]	$	[* * *]	$	[* * *]

1 Monthly port charges [* * *] The specific cost elements include:

[* * *]

2 [* * *]

3 The TN Porting Event [* * *].

The TN Porting Event [* * *].

4 The one-time Log-on ID [* * *]

5 The Mechanized Interface [* * *]

Schedule 2

Training Charges

Year	Cost Per Participant *		Cost Per Participant Canadian Dollars
[* * *]	$	[* * *]	$	[* * *]

[* * *]	$	[* * *]	$	[* * *]

[* * *]	$	[* * *]	$	[* * *]

[* * *]	$	[* * *]	$	[* * *]

[* * *]	$	[* * *]	$	[* * *]

* [* * *]

Schedule 3

Interoperability Testing *

Category & Service Element	Unit	Price		Price Canadian Dollars
[* * *]

[* * *]	[* * *]	$	[* * *]	$	[* * *]

[* * *]	[* * *]	$	[* * *]	$	[* * *]

[* * *]

[* * *]	[* * *]	$	[* * *]	$	[* * *]

[* * *]	[* * *]	$	[* * *]	$	[* * *]

[* * *]

EXHIBIT F

PROJECT PLAN AND TEST SCHEDULE

NPAC/SMS SERVICES

[Deleted]

EXHIBIT G

SERVICE LEVEL REQUIREMENTS

NPAC/SMS SERVICES

EXHIBIT G
SERVICE LEVEL REQUIREMENTS

        The following is a schedule of Service Affecting and Non-Service Affecting Service Levels for the NPAC/SMS in the Service Area. The Service Levels below are subject to change from time to time as provided in the Agreement.

        The following are definitions of certain of the terms used in the Service Level Requirements table set forth below in this Exhibit G:

        (a)   The term "Service Availability" means the NPAC/SMS service is available if one or more Users are able to access and invoke all NPAC/SMS capabilities through their respective interfaces, to either the NPAC/SMS Production Computer System or the NPAC/SMS Disaster Recovery Computer System. Service Availability measures the reliability of the services provided by the NPAC/SMS, and does not include time due to Scheduled Service Unavailability (as defined in SLR 2), if any. The term "Service Unavailability" shall have the correlative meaning.

        (b)   The term "Interface Availability" means an NPAC/SMS interface is available to each mechanized User that is able to establish, maintain, and utilize an association with the NPAC/SMS system designated as the "live" system (either the NPAC/SMS Production Computer System or the NPAC/SMS Disaster Recovery Computer System) at any point in time. Interface Availability measures the reliability of the NPAC/SMS interfaces collectively, excluding interface outages resulting from Service Unavailability events and Scheduled Service Unavailability (as defined in SLR 2).

        (c)   The terms "Business Day," "Normal Business Hours," "NPAC/SMS Software," "Parties" and "Statement of Work" shall have the meanings ascribed to them in Section 1 of the Agreement.

        (d)   More specific descriptions of the meaning of the Service Levels below, as well as the manner of measurement of compliance with such Service Levels is provided as part of Exhibit K—External Design.

SERVICE LEVEL REQUIREMENTS

NPAC/SMS

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval

1.	Service Availability (Customer)	Maintain a 99.9% minimum Service Availability	Service Affecting	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly

2.	Scheduled Service Unavailability (Customer)	Scheduled Service Unavailability will be equal to or less than 20 hours per calendar quarter, or such longer period otherwise agreed to by the Parties, provided that such twenty (20) hour period (each, a "20 Hour Period") shall not include time reasonably required for release implementations, data rebuilds, and other non-routine tasks (the time for which shall be agreed to on a case by case basis). Contractor shall, not less than ten (10) business days prior to, and not less than four (4) business days after, each Scheduled Service Unavailability event, provide to Customer a request for maintenance and report, respectively, both in the form of Annex A attached to this Exhibit G. Contractor shall not proceed with the proposed Scheduled Service Unavailability unless it has received prior written approval (e-mail is acceptable) from Customer for its request for maintenance, which approval shall not be unreasonably withheld. For greater certainty, for any Scheduled Service Unavailability in excess of 20 hours in each 20 Hour Period, Customer shall be entitled to enforce all remedies available to it, including without limitation Performance Credits as set forth in this SLR 2. No Scheduled Service Unavailability event shall exceed ten (10) hours. Each such event shall be scheduled in advance and shall be coordinated with each User's maintenance schedule.	Service Affecting	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	Monthly

3.	SOA/LSMS Acknowledgement Response Times (Customer)	Response time (i.e., means NPAC processing time) for 95% of the responses will be equal to or less than 3 seconds, except for miscellaneous transactions, such as queries, audits and edits	Service Affecting	$[* * *]	$[* * *]	Monthly

4.	LSMS Broadcast Time (Customer)	A mean time maximum of 60 seconds from activation to broadcast	Service Affecting	$[* * *]	$[* * *]	Monthly

5.	SOA to NPAC Interface Transaction Rates (Customer)	Maintain a minimum of 2 transactions per second per User SOA for 95% of the transactions.	Service Affecting	$[* * *]	$[* * *]	Monthly

6.	NPAC to LSMS Interface Transaction Rates (Customer)	Maintain a minimum of 10 transactions per second per User LSMS for 95% of the transactions (excluding the impact of delays caused by Users)	Service Affecting	$[* * *]	$[* * *]	Monthly

7.	SOA/LSMS Interface Availability (User)	Maintain an Interface Availability at a minimum of 99.9%	Service Affecting	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly

8.	Unscheduled Backup Cutover time (Customer)	A maximum of 10 minutes to cutover to the backup site	Service Affecting	$[* * *]	$[* * *]	Per Event

9.	NPAC/SMS Partial Disaster Restoral Interval (Customer)	Partial restoration will be equal to or less than 24 hours (Partial restoration meaning the capability of receiving, processing and broadcasting updates)	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

10.	NPAC/SMS Full Disaster Restoral (Customer)	Full restoration will occur at a maximum of 48 hours	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event

11.	RESERVED

12.	User Problem Resolution	Minimum 80% calls during Normal Business Hours answered by live operators within 10 seconds	Non-Service Affecting	[* * *]	[* * *]	Monthly

13.	RESERVED

14.	User Problem Resolution	99.0% callback within 30 minutes for requests made during other than Normal Business Hours	Non Service Affecting	[* * *]	[* * *]	Monthly

15.	User Problem Resolution	A minimum of 99.5% of all commitments to get back to the User after the initial contact will be met	Non-Service Affecting	[* * *]	[* * *]	Monthly

16.	RESERVED

17.	RESERVED

18.	System Security	Monitor and record unauthorized system access	Non-Service Affecting	[* * *]	[* * *]	Per Event

19.	System Security	Remedy logon security permission errors immediately after User notification	Non-Service Affecting	[* * *]	[* * *]	Per Event

20.	RESERVED

21.	Scheduled Service Unavailability Notification	Notice of Scheduled Service Unavailability for routine maintenance of NPAC/SMS to be given a minimum of 2 weeks in advance.	Non-Service Affecting	[* * *]	[* * *]	Per Event
Notice of Scheduled Service Unavailability for non-routine maintenance of NPAC/SMS to be given as follows:
• During Normal Business Hours - a minimum of 7 days in advance
• During Non-Normal Business Hours - a minimum of 24 hours in advance

22.	Unscheduled Service Unavailability Notification	Notify User within 15 minutes of detection of an occurrence of unscheduled Service Unavailability	Non-Service Affecting	[* * *]	[* * *]	Per Event

23.	Unscheduled Service Unavailability Notification	Provide 30-minute updates of NPAC status following an occurrence of unscheduled Service Unavailability through recorded announcement and client bulletins	Non-Service Affecting	[* * *]	[* * *]	Per Event

24.	RESERVED

25.	RESERVED

26	RESERVED

27.	RESERVED

Annex A To Exhibit G

FORM OF SAMPLE REQUEST FOR MAINTENANCE REQUIRED BY SLR 2

Date of Request: Sunday, 11-21-1999	Control Number: 000002

[FORM OF] REQUEST FOR MAINTENANCE

The following is a list of maintenance tasks NPAC would like to perform during the Sunday maintenance on December 12th, 1999.

The scheduled maintenance tasks are:

The unscheduled maintenance tasks are:

1)
Oracle patch upgrade to version 8.0.5.2.2. This upgrade has been certified by Oracle to be Y2K compliant and is a supported Y2K product. The major enhancements in this patch include:

•
The replication SNP process memory leak is fixed;

•
Replication Push and Purge job failure has been fixed;

•
ORA-600 error on SNP processes has been fixed;

•
The Oracle replication algorithm has been improved;

•
Oracle has fixed the parallelism option for replication giving greater replication performance;

•
One Y2K related fix.

The estimated time to complete this task is up to 10 hours per region. The time varies depending on the regional database size. This patch will be applied to all NPAC regions.

[Form of] Post Mortem:

Unfortunately the Mid-Atlantic region had some problems with bad blocks and caused the upgrade to fail. These bad blocks are caused by Oracle 8.0.4 replication that the 8.0.5.2.2 release should help remedy. In addition, the bad blocks were only replication related and no NPAC/SMS data is effected at all. However, due to the timing of the problem manifestation, we had no other option but to re-import the backup data. The upgrade for the Mid-Atlantic region can be completed within the maintenance window scheduled on 12/19.

The Northeast region installation when relatively smoothly. However, we ran into a problem at about 1:50 p.m. CST and could not get the OSI stack to work properly. Because of this, we took the network and application back down to debug and restated the stack. We ran into this problem again on Monday morning and restarted the stack once again. After investigation, we found that a service provider attempted both days to bind to NPAC about 7,000 times and was aborted just about the same amount of times within a short period (several hours). What seem to have happened is that the particular provider took down their system during the maintenance but continued to send the bind request and exhausted both npac and their own keys on their system. We have reported this problem to HP and have opened a trouble ticket with them. This issue is a great example of what happens when an SP doesn't have the proper system monitors in place and depends on the NPAC to perform that function.

The Southwest region was successfully upgraded on the primary site. However, we'll need time to complete the upgrade on the secondary site and resync both databases based on 8.0.5 replication.

The Canadian production boxes were upgraded successfully within the scheduled time period.

AFFECTED REGIONS

NPAC Region	Task Description	Start Time:	End Time:	Start Time:	End Time:	Duration
Mid-Atlantic	to be completed on 12/19	4:00	2:00	4:08	20:09	16:01
Midwest	postpone till 12/19	4:00	2:00			0:00
Northeast	completed	4:00	2:00	4:09	15:03	10:54
Southeast	to be completed on 12/19	4:00	2:00			0:00
Southwest	to be completed on 12/19	4:00	2:00	4:01	13:45	9:44
Western	to be completed on 12/19	4:00	2:00			0:00
West Coast	to be completed on 12/19	4:00	2:00			0:00
Canada	completed	4:00	2:00	2:06	10:08	8:01
Requested by: kcq Date 11/21/99	Approved by: gg Date 11/21/99
Ky Quan	George Guo
Completion Approval:
Date	Date
Ky Quan	George Guo

EXHIBIT H

REPORTING AND MONITORING REQUIREMENTS

NPAC/SMS SERVICES

EXHIBIT H—REPORTING AND MONITORING REQUIREMENTS

Name of Report	Items Covered		Frequency of Issuance*	Pricing
Reports for Individual	Reports described in the following items in Section 9.2		R	[* * *]
Service Provider/Users	of Exhibit B — NPAC/SMS Functional
Requirement Specifications:
	•	RP9-1 Service and Network Data Reports
	•	RP9-2 Service Provider Reports
	•	RP9-3 Subscription Data Reports
	•	RP9-4 System Reports
	•	RP9-5 Security Reports
	•	RP9-6 Log File Reports
	•	RP9-7 Audit Reports
	•	RR9-1 Data Integrity Reports
Monthly and	As to the entire Service Area:		M, Q	[* * *]
Quarterly Management and	•	Information and data covered by reports listed in "Reports
Performance Reports to		for Individual Service Provider/Users" above
Customer	•	Actual performance compared with Service Levels in Exhibit G
	•	Significant changes in or new installations of:
• System Software
• System hardware
• Communications Networks
• Application Software
• Key Personnel
	•	All Software/hardware problems (even if not impacting system availability)
	•	"Top 10" most frequent trouble reports
Annual Management and	Same as monthly/quarterly reports, and also including:		A	[* * *]
Performance Reports	•	Summary of significant events and accomplishments of the year
	•	Comparison of goals for previous period with actual performance
	•	Plans/goals for following year

*KEY:

R=
Report Issued on Request of Service Provider or User

M=
Monthly (due by the 15th calendar day of each month following the month with respect to which the Report relates, except for the December Report which shall be due by the following February 1—see key for Annual Report, below)

Q=
Quarterly (the Monthly Reports for March, June, September and December, which are due by the 15th calendar day of each month following the close of each quarter, shall also serve as Quarterly Reports, and shall present information for the calendar quarter in which such month falls in addition to monthly information for said month)

A=
Annually (due by February 1 of each year for the immediately preceding January—December period; the December Monthly/Quarterly Report shall also serve as the Annual Report, and shall present information for the full year in addition to the monthly information for December and the quarterly information for the fourth calendar quarter of the year)

EXHIBIT I

KEY PERSONNEL

NPAC/SMS SERVICES

EXHIBIT I
KEY PERSONNEL

1.
INTRODUCTION. This Exhibit I identifies the initial Project Executives and Project Managers, as required under Section 11—Project Staff.

2.
PROJECT EXECUTIVES. The following Project Executives are identified

•	NeuStar Inc.
Contractor's Project Executive [* * *]
•	Canadian LNP Consortium Inc.	West Coast Portability Services, LLC
Contractor's Project Executive Name: Marian Hearn Phone: (780) 436-2630 Fax: (780) 436-4075 E-mail: clnpc@telusplanet.net		Customer Project Executive Name: Anousheh Raissyan Phone: 972-301-4949 Fax: 972-918-0203 E-mail: anousheh.raissyan@mci.com
•	Mid-Atlantic Carrier Acquisition Company, L.L.C.	LNP, L.L.C. (Midwest)
Customer Project Executive Name: David Heath Phone: 703-918-6892 Fax: 703-918-0756 E-mail: davidh@mci.net		Customer Project Executive Name: Roger Marshall Phone: 847-248-5482 Fax: 847-248-3970
•	Northeast Carrier Acquisition Company, L.L.C.	Southwest Region Portability Company, LLC
Customer Project Executive Name: David Heath Phone: 703-918-6892 Fax: 703-918-0756 E-mail: davidh@mci.net		Customer Project Executive Name: Marilyn Murdock Phone: 816-275-3990 Fax: 816-275-0683 E-mail: mm0771@kcmaill.sbc.com
•	Southeast Number Portability Administration Company, LLC	Western Region Telephone Number Portability, LLC
Customer Project Executive Name: David Heath Phone: 703-918-6892 Fax: 703-918-0756 E-mail: davidh@mci.net		Customer Project Executive Name: Marilyn Overton-Hall Phone: 303-965-3805 Fax: 303-896-7825 E-mail: mkhall@uswest.com

3.
PROJECT MANAGERS

The following Project Managers for the initial implementation of the NPAC/SMS are identified:

Customer's Project Manager	Contractor's Project Manager
Name:	Name:
Phone:	Phone:
Fax:	Fax:
E-mail:	E-mail:

THE ABOVE PROJECT EXECUTIVES AND PROJECT MANAGERS ARE SUBJECT TO CHANGE FROM TIME TO TIME AS DEFINED IN SECTION 11.1. THE PROJECT EXECUTIVES AT THE TIME OF EXECUTION OF A USER AGREEMENT ARE IDENTIFIED IN ATTACHMENT D OF THE USER AGREEMENT.

EXHIBIT J

FORM
OF
NPAC/SMS USER AGREEMENT

NPAC/SMS SERVICES

EXHIBIT K

EXTERNAL DESIGN

NPAC/SMS SERVICES

[Due to its length, this document is not attached.
The Response to the RFP is available on the Internet at
 http://www.npac.com/secure/docs/SPExtDesignV1    4.doc
A copy is also
available upon request for the cost of copying and handling from Customer, by request made to the attention of Canadian LNP Consortium Inc.

EXHIBIT L

ADDITIONAL TERMS AND CONDITIONS OF SOFTWARE LICENSE

EXHIBIT L

ADDITIONAL TERMS AND CONDITIONS OF SOFTWARE LICENSE

In addition to the terms and conditions set forth in Section 9.2 or 9.3 of the Agreement, as applicable, the license of the Object Code and Source Code for the NPAC/SMS Software granted to Customer under Section 9.2 or 9.3 shall include the following terms and conditions:

(a)
The licensee shall be Customer (or its permitted successors or assigns), and is non-transferable and non-exclusive.

(b)
The license shall be for use only in connection with providing services similar to the Services to the Users or to any other entity performing a function similar to that of Customer for use in creating, managing and operating a data centre similar to the NPAC/SMS Data Centre for the Service Area as it exists at the time of the grant of the license. In addition to the above, at the time of the grant of the license, Contractor shall deliver to Customer a current copy of the NPAC/SMS data base records in machine readable format as well as in a format compatible with the current version of the NPAC/SMS Software.

(c)
The license shall authorize Customer to use, modify, enhance and copy the NPAC/SMS Software to the extent necessary or appropriate under the rights granted in paragraph (b) above. All other rights shall be reserved to Contractor.

(d)
The license shall be subject to a confidentiality agreement that incorporates the same confidentiality provisions set forth in Article 15 of the Agreement. All persons accessing the Object Code or Source Code (including any subcontractor or Successor Contractor personnel) shall be required to sign such confidentiality agreement directly in favor of Contractor (a copy of which shall be delivered to Contractor).

(e)
Any sublicense shall be conditioned on the sublicensee's written acceptance of all of the terms and conditions of the license to provide Customer the services set forth in paragraph (b) above and acknowledgment that Contractor is an intended third party beneficiary of sublicensee's acknowledgment.

(f)
The license shall be terminable at will by Customer, and by Contractor for a material breach of license terms by Customer, its representatives, agents or sublicensees, which breach cannot be cured within 30 days; provided, however, that where such breach (other than with respect to a payment obligation) cannot be reasonably cured within such 30 day period, so long as Customer is diligently pursuing such cure, the time for curing such breach shall be extended for such period as may be reasonably necessary for Customer to complete such cure. Notwithstanding the foregoing, with respect to breaches of the obligations with respect to maintaining the confidentiality of the Software (a "Confidentiality Breach"), Contractor may not terminate this license solely on the basis of a Confidentiality Breach (a) which does not create a material adverse effect to Contractor's business and (b) where Customer has promptly documented to Contractor's reasonable satisfaction, in a writing certified by an officer of Customer, that the Confidentiality Breach was inadvertent and not the result of any failure by Customer, its officers, employees, agents and independent contractors to use all reasonable efforts to comply with their confidentiality obligations to Contractor pursuant to this Agreement (including without limitation compliance with internal Customer confidentiality procedures).

In the event of any Confidentiality Breach, Customer shall use its best efforts to effect prompt cure of such Confidentiality Breach and shall at its own expense take all steps reasonably requested by Contractor to (a) identify the source or causes of the Confidentiality Breach, (b) to prevent any further such breaches, (c) to retrieve any Contractor materials which may have been disseminated in connection with the Confidentiality Breach, (d) to cooperate in Contractor's pursuit of legal or equitable remedies against any third parties (including Customer employees, agents and independent contractors) responsible for such breach, and (e) to cooperate with Contractor's efforts to mitigate the effects of the Confidentiality Breach. Customer's compliance with this subparagraph shall be a condition for Contractor's obligation to limit its termination rights hereunder.

Nothing in this clause (f) shall limit or be deemed a waiver of any other remedies available to Contractor under law, equity or contract with respect to any Confidentiality Breach or other breach by Customer of this Agreement.

(g)
Contractor will not cause the NPAC/SMS Software to contain any feature which would render inaccessible or materially impair in any way the operation of the Object Code and Source Code (including, but not limited to, software locks or drop-dead devices). Except in circumstances where the license is granted following a termination of the Agreement as a result of a breach caused by failure of the NPAC/SMS Software to perform in accordance with the Specifications (a "Software Failure License"), Contractor warrants that the NPAC/SMS Software in the form licensed will perform in compliance with the specifications for 90 days from the date of delivery. Contractor warrants that the NPAC/SMS Software is accurate and complete as to the software run on the NPAC/SMS Production Computer System at the time of delivery. Except with respect to a Software Failure License, Contractor warrants that the NPAC/SMS Software in the form licensed can be compiled and run by a programmer reasonably expert in the field and using software tools, libraries, compilers, etc. that are commercially available as of the date of the last release of the NPAC/SMS Software. Otherwise the license provided herein shall be "as is". Contractor shall only be obligated to provide support, maintenance and training if the parties reach mutual agreement therefor, including providing for payment for such services.

(h)
Contractor's indemnification for infringement shall be as set forth in Article 18 of the Agreement. However, such indemnification for infringement shall not apply to the extent the infringement would not have occurred absent modifications, enhancement, combinations or other actions taken by Customer or its sublicensee or any of their representatives, agents or subcontractors.

(i)
Customer shall covenant to cooperate with Contractor in connection with any breaches of license terms by Customer representatives, agents and sublicensees, including former employees of such representatives, agents and sublicensees who are given Source Code access and subsequently leave such employ.

(j)
Notwithstanding the license, Contractor shall retain ownership of and all rights in the Object Code and Source Code, subject only to license to Customer (and rights granted others by Contractor). Customer shall own modifications it makes pursuant to the license, subject to Contractor's ownership of underlying code and documentation. Customer shall not transfer or license its modifications of Source Code to the extent such transfer or license would include or reveal any portion of the Source Code or any of Contractor's Confidential Information.

(k)
Upon termination of the license: (i) Customer shall return or destroy, at Contractor's option, all copies of the Object Code and Source Code in all media and any other materials containing part or all of the Source Code, except for Customer owned modifications, enhancements and related work product; (ii) Customer shall provide Contractor with a complete copy of all Source Code release/access records with respect to the Source Code, as well as any fee or royalty-related records requested by Contractor in connection with a final royalty audit; and (iii) Customer obligations of confidentiality survive any termination.

(l)
The insurance requirements set forth in Article 20 shall remain in full force during the term of the license.

(m)
The royalty for use of the NPAC/SMS Software and related Documentation (the "Royalty") shall be paid monthly in advance in an amount equal to one-sixtieth (1/60) of the Unrecovered Software Cost (as determined below).

(n)
Defined Terms for Royalty. [As with Pricing Schedules, this is specifically limited to a US/US solution without divergence from existing US Software]

Contractor shall, upon request for a license at the time of termination of the NPAC/SMS Agreement, calculate the amount of the Royalty. For purposes of determining the Royalty, the following terms shall have the meanings specified:

"Unrecovered Software Costs" shall equal (i) the product of the total Development Costs multiplied by the Applicable Margin Factor, less (ii) aggregate Software Revenue; divided by the number of Centralized NPAC LLCs.

"Development Costs" shall mean the aggregate amount of all costs incurred by Contractor in designing, coding, developing, testing, implementing, maintaining and enhancing the NPAC/SMS Software and related Documentation before or during the term of this Agreement, but excluding Statements of Work Development Costs.

"Statements of Work Development Costs" shall mean reimbursable Development Costs incurred by Contractor in the performance of its obligations under Statements of Work for one or more Centralized NPAC LLCs or any User of the NPAC/SMS Software for whom a Centralized NPAC LLC is a liaison to Contractor.

"Applicable Margin Factor" shall be the quotient of (i) one (1) divided by (ii) the remainder of one (1) minus the Reasonable Margin (expressed as a decimal equivalent of the percentage, e.g., for a Reasonable Margin of six percent (6%), use .06).

"Reasonable Margin" shall mean the quotient (expressed as a percentage) of (i) Total LNP Revenue, less the sum of all direct costs of providing the Services to all Centralized NPAC LLCs for the period for which Total LNP Revenue was calculated, divided by (ii) Total LNP Revenue. For purposes of this calculation, "direct costs" shall be calculated in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the term of the NPAC/SMS Agreement.

"Total LNP Revenue" shall mean all revenue of Contractor under Article 6 of any NPAC/SMS Agreement with any Centralized NPAC LLC (such agreements, the "Centralized NPAC Agreements") related to the provision of Services by Contractor to the Centralized NPAC LLCs during the twelve (12) months ended on the last day of the last fiscal quarter ending prior to termination of the NPAC/SMS Agreement.

"Software Revenue" shall mean the dollar amount which is the product of (i) the Software Cost Percentage multiplied by (ii) the sum of (A) the aggregate of (x) all TN Porting Event charge revenue received by Contractor under any of the Centralized NPAC Agreements and (y) the aggregate amount of any and all Allocable Target Shortfall Amounts (as defined in Section 6.6 of each Centralized NPAC Agreement) received by Contractor under a Centralized NPAC Agreement.

"Software Cost Percentage" shall be the quotient (expressed in terms of a percentage) of the aggregate amount of Development Costs divided by the aggregate costs, excluding reimbursed Development Costs, incurred by Contractor (before or during the term of the NPAC/SMS Agreement) in providing that portion of the Services (as defined in each of the Centralized NPAC Agreements) that is billed for via the TN Porting Event charge.

(o)
Customer may, upon request made within 30 days of receiving Contractor's determination of the Royalty, have Contractor's determination of the Royalty reviewed by a neutral Third Party. Upon Customer's request, Contractor and Customer shall mutually determine a Third Party to review Contractor's determination of the Royalty. Either Party shall have reasonable grounds to oppose the selection of the Third Party nominated by the other on the basis of ongoing relationships between the Party, or its members or affiliates, and the nominated Third Party, and each Party shall, and shall require the nominee to, disclose to the other Party any such ongoing relationships. Once such Third Party is selected and upon receipt by Contractor of an executed confidentiality agreement from such Third Party, Contractor shall provide the Third Party access to the books and records of Contractor and supporting materials as is reasonably necessary to audit Contractor's determination of the Royalty. If the Third Party concludes that Contractor's determination of the Royalty is incorrect the Royalty shall be the lesser of the amounts determined by the Contractor and the Third Party, retroactive to the granting of the license.

(p)
All disputes between Contractor and Customer with respect to the license herein or matters relating hereto shall be resolved in accordance with the dispute resolution mechanism provided in the Agreement.

EXHIBIT M

SOFTWARE ESCROW AGREEMENT

NPAC/SMS SERVICES

EXHIBIT M

SOFTWARE ESCROW AGREEMENT

Account Number

THIS SOFTWARE ESCROW AGREEMENT ("Agreement") is made and entered into as of                        ,            ("Effective Date") by and among                     , a                    corporation, having offices at                    ("Escrow Agent"), Lockheed Martin IMS, a New York corporation, having its principal offices at 1200 K Street NW, 11th Floor, Washington, D.C. 20005 ("Contractor"), and Canadian LNP Consortium Inc., a corporation incorporated pursuant to the laws of Canada, having offices at ** ("Customer").

RECITALS

A.
Contractor and Customer have entered into that certain Agreement for Number Portability Administration Center/Service Management System dated as of **, 1998 (as it may be amended from time to time, the "NPAC/SMS Agreement"; all capitalized terms used herein shall have the meanings ascribed therein).

B.
Under certain circumstances following the termination of the NPAC/SMS Agreement, Customer is entitled to receive a copy of and a limited license to use the NPAC/SMS Software.

C.
Contractor and Customer agree and desire to establish an escrow with Escrow Agent to provide for the retention and administration of the Escrow Materials (described below) pursuant to the following terms and conditions.

AGREEMENT

1.     Deposits

        Section 1.1    Obligation to Make Deposit.    Upon the signing of this Agreement by the parties, Contractor shall deliver to Escrow Agent copies of the NPAC/SMS Software and all NPAC/SMS Software related documentation (the "Escrow Materials"). The Escrow Materials shall include at least those materials described in Schedule A attached hereto.

        Section 1.2    Identification of Tangible Media.    Prior to the delivery of the Escrow Materials to Escrow Agent, Contractor shall conspicuously label for identification each document, schematic, magnetic tape, disk, or other tangible media comprising the Escrow Materials. Additionally, Contractor shall complete Exhibit 1.2, which shall identify Escrow Materials by the item label description, the type of media and the quantity. At the time of deposit, Exhibit 1.2 must be completed and signed by Contractor and delivered to Escrow Agent with the Escrow Materials. Unless and until Contractor makes the initial deposit with Escrow Agent, Escrow Agent shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

        Section 1.3    Deposit Inspection.    When Escrow Agent receives the Escrow Materials and Exhibit 1.2, Escrow Agent will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Escrow Materials to the item descriptions and quantity listed on Exhibit 1.2. In addition to the deposit inspection, Customer may elect to cause a verification of the Escrow Materials in accordance with Section 1.6 below.

        Section 1.4    Acceptance of Deposit.    At completion of the deposit inspection, if Escrow Agent determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit 1.2, Escrow Agent will sign Exhibit 1.2 and mail a copy thereof to Contractor and Customer. If Escrow Agent determines the labeling does not match the item descriptions or quantity on Exhibit 1.2, Escrow Agent will (a) note the discrepancies in writing on Exhibit 1.2; (b) sign Exhibit 1.2 with the exceptions noted; and (c) provide a copy of Exhibit 1.2 to Contractor and Customer. Escrow Agent's acceptance of the deposit occurs upon the signing of Exhibit 1.2 by Escrow Agent. Delivery of the signed Exhibit 1.2 to Customer is Customer's notice that the Escrow Materials have been received and accepted by Escrow Agent.

        Section 1.5    Contractor's Representations.    Contractor represents and warrants as follows as to each deposit of the Escrow Materials:

  a.
  Contractor lawfully possesses all title, rights, and interest in and to all of the Escrow Materials deposited with Escrow Agent;

  b.
  With respect to all of the Escrow Materials, Contractor has the right and authority to grant to Escrow Agent and Customer the rights as provided in this Agreement;

  c.
  The Escrow Materials are not subject to any lien or other encumbrance as of the date hereof, and

  d.
  The Escrow Materials consist of all materials required by the NPAC/SMS Agreement to be deposited with Escrow Agent.

        Section 1.6    Verification.    Customer shall have the right at any time, at Customer's expense, to verify itself, or cause a verification by Escrow Agent of, any Escrow Materials, including inspection and testing of the Escrow Materials. A verification determines, in different levels of detail, the accuracy, completeness and sufficiency of the Escrow Materials and quality of the media. The foregoing right of inspection is subject to Customer granting both the Escrow Agent and Contractor a reasonable opportunity to be present during any such inspection.

        Section 1.7    Deposit Updates.    Contractor shall deposit new Escrow Materials, Escrow Materials not previously deposited, and any Enhancements and Maintenance Modifications to any Escrow Materials previously deposited, when completed or every 90 days during the first year of the Agreement and then at the end of each six month period, commencing on the Effective Date hereof, unless Customer agrees in writing that less frequent deposits are acceptable. The information provided on Schedule A and Exhibit 1.2 shall be revised to reflect any updates. The processing of all deposit updates shall be in accordance with Section 1.2 through Section 1.6 above. All references in this Agreement to the Escrow Materials shall include the initial Escrow Materials and any updates made pursuant to this Section 1.7.

        Section 1.8    Removal of Escrow Materials.    The Escrow Materials may be removed, exchanged and/or destroyed only on written instructions signed by Contractor and Customer, or as otherwise provided in this Agreement.

2.     Confidentiality and Record Keeping

        Section 2.1    Confidentiality.    Escrow Agent shall maintain the Escrow Materials in a secure, environmentally safe, locked receptacle which is accessible only to authorized employees of Escrow Agent. Escrow Agent shall exercise at least the same degree of care in holding the Escrow Materials as it would exercise in holding its own similar materials, but in any event no less care than is customary in the industry. Except as provided in this Agreement, Escrow Agent shall not disclose, transfer, make available, or use the Escrow Materials or other information disclosed to it pursuant to this Agreement. Escrow Agent shall not disclose the content of this Agreement to any third party. Escrow Agent shall maintain complete written records of all Escrow Materials deposited with Escrow Agent and all other documents and records relating to this Agreement. If Escrow Agent receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Escrow Materials, Escrow Agent will immediately notify the parties to this Agreement. It shall be the responsibility of Contractor and/or Customer to challenge any such order; provided, however, that Escrow Agent does not waive its rights to present its position with respect to any such order. Escrow Agent will not be required to disobey any court or other judicial tribunal order.

        Section 2.2    Status Reports.    Escrow Agent will issue to Contractor and Customer a report profiling the history of the deposit account created hereunder at least semi-annually. Escrow Agent may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

        Section 2.3    Audit Rights.    During the term of this Agreement, Contractor and Customer shall each have the right to inspect the written records of Escrow Agent pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

3.     Grant of Rights to Escrow Agent

        Section 3.1    Right to Make Copies.    Escrow Agent shall have the right to make copies of the Escrow Materials as reasonably necessary to perform this Agreement. Escrow Agent shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the original Escrow Materials onto any copies made by Escrow Agent.

        Section 3.2    Right to Release.    As of the Effective Date of this Agreement, Contractor hereby grants to Escrow Agent the right to release the Escrow Materials to Customer in accordance with Section 4, below. Except upon such a release, Escrow Agent is not authorized to, and shall not sublicense, assign or otherwise transfer or release the Escrow Materials.

4.     Release of Deposit

        Section 4.1    Filing For Release.    Customer may request that the Escrow Materials be released by providing to Escrow Agent (i) a duly executed certificate of an officer of Customer certifying that the NPAC/SMS Agreement has been terminated under the circumstances where Customer is entitled to receive a license to the NPAC/SMS Software as set forth in Sections 9.2 and 9.3 of the NPAC/SMS Agreement (the "Release Condition") and (ii) a written request for the release of the Escrow Materials. Customer shall also provide a copy of each to Contractor, which shall be forwarded by fax and recognized overnight commercial courier to the addresses then in effect as provided in the NPAC/SMS Agreement. Upon receipt of such certificate and request, Escrow Agent shall provide a copy of both to Contractor by fax or recognized same day or overnight commercial courier.

        Section 4.2    Release of Escrow Materials.    If Escrow Agent does not receive Contrary Instructions (as defined below) within 7 days following Escrow Agent's delivery of a copy of the request for release to Contractor, Escrow Agent shall deliver the Escrow Materials to Customer within 10 days of the date of Customer's original request for release is delivered to Escrow Agent; provided, however, that Escrow Agent is entitled to receive any fees due Escrow Agent before making such release. "Contrary Instructions" for the purposes of this Article 4 shall mean the filing with Escrow Agent of a duly executed certificate of an officer of Contractor, stating that the Release Condition has not occurred or has been cured in accordance with the terms of the NPAC/SMS Agreement. On delivery of Contrary Instructions to Escrow Agent, Contractor shall also provide a copy of each to Customer, which shall be forwarded by fax and recognized overnight commercial courier to the addresses then in effect as provided in the NPAC/SMS Agreement. Upon receipt of Contrary Instructions, Escrow Agent shall provide a copy thereof to Customer by fax or recognized same-day or overnight commercial courier.

        Section 4.3    Escrow Agent's Retention in the Event of a Dispute.    If Escrow Agent timely receives Contrary Instructions, Escrow Agent shall not release the Escrow Materials and shall continue to store the Escrow Materials until (i) Escrow Agent is delivered a copy of joint written instructions from Contractor and Customer dated after the date of Contrary Instructions, or (ii) Escrow Agent is delivered a copy of an order of the arbitration panel selected by the parties certified by the delivering party to be the final order of such arbitration panel, in either case directing the Escrow Agent as to the disposition of the Escrow Materials. If the provisions of either Section 4.1 or this Section are satisfied, Escrow Agent shall have no right or obligation to evaluate the merits of the demand or refuse to deliver the Deposit Materials to Customer.

        Section 4.4    Resolution of Specific Dispute Regarding Release.    Contractor shall only dispute the release of the Escrow Materials on the basis that a Release Condition has not occurred or has been cured in accordance with the terms of the NPAC/SMS Agreement. Any dispute regarding the occurrence and continuation of a Release Condition shall be resolved in accordance with the provisions of the NPAC/SMS Agreement, subject to any arbitration being expedited as provided herein. Within 7 days of Contractor's delivery of Contrary Instructions, Contractor and Customer shall each identify to the other (and Escrow Agent) its nominee as arbitrator. Each party shall instruct its nominee to select a third arbitrator jointly with the nominee of the other party within 7 days of the selection of the latter of the two arbitrators. The arbitrators nominated by the parties shall also be instructed to notify the parties (and Escrow Agent) of the identity of the third arbitrator within 2 days after the naming of the third arbitrator and the arbitration panel shall have authority only to determine whether or not Escrow Agent shall release the Escrow Materials. Contractor shall submit its memorandum of fact and law to the arbitrators and Customer within 4 days of notice of the completion of the arbitration panel. Customer shall have 4 days thereafter to submit its memorandum of fact and law to the arbitrators. Thereafter, Contractor shall have 3 days to submit its reply to Customer's memorandum. The arbitration panel shall be instructed to commence a hearing on the points at issue 5 days following the submission of Customer's papers, which hearing shall continue day to day until complete and if such hearing is not commenced within 34 days from the delivery of the certificate as described in Section 4.1(i) due to delays caused by Contractor, the Escrow Materials shall be immediately released by Escrow Agent. Each of Contractor and Customer shall be allotted not more than 4 days to present its principal case at the hearing and Contractor shall be allotted 1 day for rebuttal. In preparing for the hearing each party agrees to cooperate with the other in allowing expedited depositions of relevant key witnesses. The arbitration panel shall be instructed to rule on the release of the Escrow Materials at the close of the hearing. Any other dispute or disagreement between Contractor and Customer relating to this Escrow Agreement shall be resolved by arbitration as more fully set forth in Article 26 of the NPAC/SMS Agreement, and subject to Contractor's right to petition a court of competent jurisdiction for injunctive relief or a temporary restraining order in connection with an alleged violation of Contractor's intellectual property rights, as provided in the NPAC/SMS Agreement.

        Section 4.5    Effect of Release.    If (i) the Escrow Materials are released to Customer by the Escrow Agent, and (ii) Contractor thereafter obtains a final judgment of a court in accordance with the NPAC/SMS Agreement concluding that termination was wrongful or did not occur or that the Release Condition did not occur or was cured such that Customer has no right to be in possession of the Escrow Materials, then Customer shall cause all copies of any of the Escrow Materials to be promptly redelivered to the Escrow Agent. Customer shall also ensure that all of Customer's agreements with third parties to which it discloses the Escrow Materials include provisions implementing the foregoing return and protective provisions.

5.     Term and Termination

        Section 5.1    Term of Agreement.    The term of this Agreement is year to year, renewing automatically from year to year until such time as (a) Contractor and Customer jointly instruct Escrow Agent in writing as to the disposition of the Escrow Materials or (b) this Agreement is terminated by Escrow Agent for nonpayment in accordance with Section 5.2. The parties acknowledge that a termination of the NPAC/SMS Agreement shall not cause a termination of this Agreement.

        Section 5.2    Termination for Nonpayment.    In the event of the nonpayment of fees owed to Escrow Agent, Escrow Agent shall provide written notice of delinquency to Customer and Contractor. Any party to this Agreement shall have the right to make the payment to Escrow Agent to cure the default. If the past-due payment is not received in full by Escrow Agent within one month of the date of such notice, then Escrow Agent shall have the right to terminate this Agreement 10 days thereafter by sending written notice of termination to all parties, unless the past-due payment is made during such 10 day period. Escrow Agent shall have no obligation to take any other action under this Agreement so long as any payment due to Escrow Agent remains unpaid.

        Section 5.3    Disposition of Escrow Materials Upon Termination.    Upon any termination of this Agreement by joint instruction of Contractor and Customer, Escrow Agent shall destroy, return, or otherwise deliver the Escrow Materials in accordance with such instructions.

        Section 5.4    Survival of Terms Following Termination.    Upon any termination of this Agreement, the following provisions of this Agreement shall survive:

  a.
  The obligations of confidentiality set forth in Section 2.1.

  b.
  The obligation to pay Escrow Agent any fees and expenses due.

  c.
  The provisions of Section 7.

  d.
  Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

6.     Escrow Agent Fees

        Contractor shall solely be responsible for and shall pay Escrow Agent its standard fees and expenses applicable to the services provided. The fees shall be the standard fees charged by Escrow Agent from time to time. Escrow Agent shall notify the parties at least 90 days prior to any increase in fees. For any service not listed on Escrow Agent's standard fee schedule, Escrow Agent will provide a quote prior to rendering the service, if requested.

7.     Liability and Disputes

        Section 7.1    Right to Rely on Instructions.    Escrow Agent may act in reliance upon any instruction, instrument, or signature reasonably believed by Escrow Agent to be genuine. Escrow Agent may assume that only the Customer's Chairperson or President and such authorized employee of Contractor who gives any written notice, request, or instruction has the authority to do so. Escrow Agent shall not be responsible for failure to act as a result of causes beyond the reasonable control of Escrow Agent.

        Section 7.2    Indemnification.    Escrow Agent shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided Escrow Agent has acted in the manner stated in the preceding sentence, Contractor and Customer each agree to indemnify, defend and hold harmless Escrow Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, attorneys' fees and other liabilities incurred by Escrow Agent relating in any way to this escrow arrangement.

        Section 7.3    Dispute Resolution.    Any dispute relating to or arising from this Agreement shall be brought in, and shall be subject to the jurisdiction of, the appropriate court located in **.

        Section 7.4    Controlling Law.    This Agreement is to be governed and construed in accordance with the laws of ** without regard to its conflict of law provisions.

        Section 7.5    Notice of Requested Order.    If any party intends to obtain an order from any court of competent jurisdiction which may direct Escrow Agent to take, or refrain from taking, any action, that party shall:

  a.
  Give Escrow Agent at least 2 Business Days prior notice of the hearing;

  b.
  Include in any such order that, as a precondition to Escrow Agent's obligation, Escrow Agent be paid in full for any past-due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

  c.
  Ensure that Escrow Agent not be required to deliver the original (as opposed to a copy) of the Escrow Materials if Escrow Agent may need to retain the original in its possession to fulfill any of its other escrow duties.

8.     General Provisions

        Section 8.1    Entire Agreement.    This Agreement, which includes the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all parties hereto, except Schedule A need not be signed by Escrow Agent and Exhibit 1.2 need not be signed by Customer.

        Section 8.2    Notices.    All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit 8.2. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any notice provided for or permitted under this Agreement shall be in writing and will be treated as having been given (i) when delivered personally, (ii) when sent by confirmed facsimile, (iii) three days after it's sent by a recognized commercial courier with written verification of receipt, or (iv) one week after mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address and to the person set forth in Exhibit 8.2, or at such other place of which, and to the attention of such person of whom, the other party has been notified in accordance with the provisions of this Section.

        Section 8.3    Severability.    In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

        Section 8.4    Successors.    This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, Escrow Agent shall have no obligation in performing this Agreement to recognize any successor or assignee of Contractor or Customer unless Escrow Agent receives clear, authoritative and conclusive written evidence of parties hereto by succession or assignment.

        Section 8.5    Bankruptcy.    Contractor and Customer acknowledge that this Agreement is an "agreement supplementary to" the NPAC/SMS Agreement as provided in Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). Contractor acknowledges that if either Contractor (as a debtor in possession) or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the NPAC/SMS Agreement or this Agreement, Customer may elect to retain its rights under the NPAC/SMS Agreement and this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of Customer to Contractor or the Bankruptcy Trustee, Contractor or such Bankruptcy Trustee shall not interfere with the rights of Customer as provided in the NPAC/SMS Agreement and this Agreement, including the right to obtain a copy of the Escrow Materials from Escrow Agent.

LOCKHEED MARTIN IMS, a New York corporation	CANADIAN LNP CONSORTIUM INC. a Canadian corporation

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Escrow Agent
[ ]

By:
Name:
Title:
Date:

SCHEDULE A

ESCROW MATERIALS

EXHIBIT 1.2

DESCRIPTION OF ESCROW MATERIALS

Deposit Account Number

Contractor Company Name

DEPOSIT TYPE:	Initial	Supplemental

DEPOSIT MATERIAL:
Item label description	Media	Quantity

For Contractor, I certify that the above described Escrow Materials completed have been transmitted to Escrow Agent	For Escrow Agent, I certify that deposit inspection has been completed (any exceptions are noted above):

By:	By:

Print Name:	Print Name:

Date:	Date:

EXHIBIT 8.2

PARTY ADDRESSES

EXHIBIT N

SYSTEM PERFORMANCE PLAN

[Deleted]

EXHIBIT O

STATEMENT OF WORK COST PRINCIPLES

EXHIBIT O

STATEMENT OF WORK COST PRINCIPLES

1.     General Principle and Pricing Methodology

        The total cost payable by Users or the Customer to Contractor under any Statement of Work ("SOW"), shall be the sum of the applicable Costs (as defined in this Exhibit O) which shall be Reasonable Costs (as defined in this Exhibit O) and which are, or are to be, reasonably and properly incurred and allocated, in accordance with the principles set out herein, in the performance of the SOW, plus the Fee (as defined in this Exhibit O), less any applicable income, rebate, allowance or other credits owing to the Customer or Users. Such Costs shall be determined in accordance with Contractor's cost accounting practices, as accepted by the Customer, acting reasonably, and applied consistently on an SOW by SOW basis and demonstrated to the satisfaction of the Customer, acting reasonably.

2.     Definition of Costs

        "Costs" means the sum of the applicable Direct Costs and Indirect Costs (as defined in this Exhibit O), both of which shall be Reasonable Costs, that have been incurred or will be reasonably incurred by Contractor as a result of implementing a Statement of Work, or postponing implementation of a Statement of Work as a result of delay caused primarily by the Customer or Users (in the case of such postponement, the Costs shall be borne by the party causing such delay in proportion to their respective responsibilities therefor).

I.     Definition of a Reasonable Cost

A.
A Cost is reasonable if, in nature and amount, it does not exceed that which would be incurred by an ordinary prudent person in the conduct of a competitive business.

B.
In determining the reasonableness of a particular Cost, consideration shall be given to:

1.
whether the cost is of a type generally recognized as normal and necessary in connection with the performance of the Statement of Work;

2.
the restraints and requirements imposed by such factors as generally accepted sound business practices, arm's length bargaining, federal, provincial, state, and local laws and regulations, and the terms set out in the Statement of Work;

3.
the action that prudent business persons would take in the circumstances;

4.
significant deviations from the established practices of previous Statements of Work which result in an unjustifiable increase in costs; and

5.
the specifications, delivery schedule and quality requirements set out in the Statement of Work.

II.    Definition of Direct Costs

A.
"Direct Costs" shall be comprised of the following:

1.
"Direct Material Costs", meaning the cost of materials which can be specifically identified and measured as having been used or to be used in performance of the Statement of Work and which are so identified and measured consistently by Contractor's cost accounting practices as accepted by the Customer, acting reasonably.

a)
These materials may include, in addition to materials purchased solely for the Statement of Work or obtained from subcontractors, any other materials issued from Contractor's general stocks.

    b)
    Materials purchased solely for the Statement of Work or subcontracts shall be charged to the Statement of Work at the net cost to Contractor before cash discounts for prompt payment.

    c)
    Materials issued from Contractor's general stocks shall be charged to the Statement of Work in accordance with the method as used consistently by Contractor in pricing material inventories.

  2.
  "Direct Labour Cost", meaning that portion of gross wages or salaries incurred for work which can be specifically identified and measured as having been performed or to be performed pursuant to the Statement of Work and which is so identified and measured consistently by Contractor's cost accounting practices as accepted by the Customer, acting reasonably.

  3.
  "Other Direct Costs", meaning those applicable costs, not falling within the categories of Direct Material Cost or Direct Labour Costs, but which can be specifically identified and measured as having been incurred or to be incurred in performance of the Statement of Work and which are so identified and measured consistently by Contractor's costing practices as accepted by the Customer, acting reasonably.

  4.
  Without restricting the generality of the foregoing principles, Direct Costs may include, but are not limited to costs incurred by Contractor as a result of Contractor attending technical meetings for the purpose of further defining the requirements of, or changes to, the Canadian NPAC/SMS defining requirements and providing a high level analysis of requirements; design, coding and unit testing, system integration testing, regression testing, program management, quality assurance, configuration control, documentation management, direct costs reasonably incurred as a result of any delay caused primarily by the Customer or a User (in the case of such a delay, the Costs shall be borne by the party causing such delay in proportion to their respective responsibilities therefor), employee benefits, incentive payments, bonuses, necessary travel, meals, costs of subcontractors and consultants, software development and testing infrastructure, software, and associated and incremental maintenance and operating expenses thereof and other direct or allocable direct charges, provided that each of the foregoing costs satisfy the principles set forth herein with respect to Direct Costs including, without limitation, that such Costs are Reasonable Costs.

III.  Definition of Indirect Costs

A.
"Indirect Costs" shall mean those costs which, though necessarily having been incurred during the period of performance of the Statement of Work in respect of the conduct of Contractor's business in general, cannot be identified and measured as directly applicable to the Statement of Work.

B.
Indirect Costs may include, but are not necessarily restricted to, such items as:

1.
indirect materials and supplies;(1)

2.
indirect labour;

3.
service expenses: expenses of a general nature such as power, heat, light, operation and maintenance of general assets and facilities;

4.
fixed/period charges: recurring charges such as property taxes, rentals and reasonable provision for depreciation;

(1)
For supplies of similar low-value, high-usage items the costs of which meet the above definition of Direct Material Costs but for which it is economically expensive to account for these costs in the manner prescribed for Direct Costs, then they may be deemed to be Indirect Costs for Statement of Work purposes.

  5.
  general and administrative expenses: including remuneration of executive and corporate officers, office wages and salaries and expenses such as stationery, office supplies, postage and other necessary administration and management expenses;

  6.
  selling and marketing expenses associated with the products or services being acquired under the Statement of Work;

  7.
  general research and development expenses as considered reasonable by the Customer; and

  8.
  costs based on Contractor's weighted average cost of capital for the preceding twelve (12) months as determined by Contractor's Chief Financial Officer and verified by Contractor's external auditors, for financing the Direct Costs and other Indirect Costs from inception to delivery of the work under a Statement of Work.

IV.    Allocation of Indirect Costs

A.
"Indirect Costs" shall be accumulated in appropriate indirect cost pools, reflecting Contractor's organizational or operational lines, and these pools may subsequently be allocated to Statements of Work in accordance with the following two principles:

1.
the costs included in a particular indirect cost pool shall have a similarity of relationship with each Statement of Work to which that indirect cost pool is attributed; further, the costs included in an indirect cost pool should be similar enough in their relationship to each other that the allocation of the total costs in the pool provides a result which would be similar to that achieved if each cost within that pool were separately attributed to such Statement of Work; and

2.
the allocation basis for each indirect cost pool should reflect, as far as possible, the causal relationship of the pooled costs to the Statements of Work to which these costs are attributed.

V.     Definition of the Fee

        The Fee shall be equal to [* * *] percent ([* * *]%) of the aggregate of Direct Costs and Indirect Costs with respect to each discrete SOW.

VI.   Credits

        The portion of any income, rebate, allowance, or any other credit relating to any applicable Direct Cost or Indirect Cost applicable to a Statement of Work, received by or accruing to Contractor, shall be credited to the Customer or Users.

VII. Non-applicable Costs

A.
Notwithstanding that the following costs may have been or may be reasonably and properly incurred by Contractor in connection with the performance of a Statement of Work, such costs shall not be included for the purposes of any Statement of Work and may not be charged to the Customer or Users:

1.
allowance for interest on invested capital, bonds, debentures, bank or other loans together with related bond discounts and finance charges;

2.
legal, accounting and consulting fees in connection with financial reorganization, security issues, capital stock issues, obtaining of patents and licenses and prosecution of claims against the Customer or Users;

3.
losses on investments, bad debts and expenses for the collection thereof;

4.
losses on other contracts;

  5.
  federal, provincial, and state income taxes, excess profit taxes or surtaxes and/or special expenses in connection therewith;

  6.
  provisions for contingencies;

  7.
  premiums for life insurance on the lives of officers and/or directors where proceeds accrue to Contractor;

  8.
  amortization of unrealized appreciation of assets;

  9.
  depreciation of assets paid for by the Customer;

  10.
  fines and penalties;

  11.
  expenses and depreciation of excess facilities;

  12.
  unreasonable compensation for officers and employees;

  13.
  product development or improvement expenses not associated with the products or services being acquired under the Statement of Work;

  14.
  advertising, except reasonable advertising of an industrial or institutional character placed in trade, technical or professional journals for the dissemination of information for the industry or institution;

  15.
  entertainment expenses and travel expenses not directly related to the applicable Statement of Work;

  16.
  donations, except those to charities registered under the Canadian Income Tax Act;

  17.
  dues and other memberships, other than regular trade and professional associations; and

  18.
  fees that are extraordinary or abnormal for professional advice in regard to technical, administrative or accounting matters, unless approval from the Customer is obtained.

VIII. Third Party Suppliers

        To the extent that any services or materials in connection with a Statement of Work are provided directly or indirectly to the Customer or the Users by a third party, Contractor shall use its best efforts to ensure that the prices charged by such third party are consistent and competitive with those charged by other suppliers of similar services or materials. Contractor shall continually seek out the best possible prices from all third party suppliers of materials or services.

Amendment No. 37 (CA)			Date: October 10, 2003
SOW:		No	October 8, 2003 DRAFT

	✓	Yes

STATEMENT OF WORK

FOR

CANADIAN VIRTUAL POINT OF PRESENCE

UNDER

AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

STATEMENT OF WORK

UNDER
AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
Canadian Virtual Point of Presence

1.     PARTIES.

        This amendment (this "Amendment" or "Statement of Work" or "SOW") is entered into pursuant to Article 13 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the "Master Agreement") by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

2.     EFFECTIVENESS.

        This Amendment shall be effective as of the 16th day of July, 2003 (the "Amendment Effective Date") only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.

3.     ADDITIONAL SERVICES.

        3.1    Scope.

        Contractor shall establish a virtual point of presence ("VPOP") in a central location in Mississauga, Canada, through which Users shall be able to connect from time to time to Contractor's Disaster Recovery Data Center, currently located in [* * *] (the "Disaster Recovery Center"). The provision of the VPOP by Contractor pursuant to this SOW shall comprise Additional Services. The Additional Services set forth in this SOW are not an Enhancement to the NPAC/SMS Software as defined under the Master Agreement.

        3.2    Services.

        Contractor shall procure, obtain, and deploy all necessary facilities, hardware, and software, as well as all required licenses, permits, consents, and other rights (the "Underlying Rights") to establish the VPOP in Mississauga, Ontario, Canada to enable all Users requiring circuit connectivity to the Disaster Recovery Center to connect to such center through the VPOP. Contractor shall be solely and fully responsible for all aspects of the provision of the VPOP including, without limitation, space, equipment, management, Underlying Rights, and the responsibility for the delivery of User traffic between the VPOP and the Disaster Recovery Center.

        In order to access the VPOP, Users will be required to bring their fractional T1 or higher circuit(s) to the VPOP, as further described below. The VPOP shall have a capacity equal to eight T1's. All Users connecting to the VPOP must meet the requirements set forth in the Minimum Connectivity Requirements document issued by Contractor and approved by Customer. The point of demarcation between Users' and Contractor's networks shall be the Users' connection to the VPOP third party service provider's patch panel (the "Patch Panel"). Users are responsible for their circuit up to such connection. Contractor shall be responsible for connecting its circuit to the VPOP. For the avoidance of doubt, SLR-7 (SOA/LSMS Interface Availability (User)) as set forth in Exhibit G to the Master Agreement, applies from the User's connection point to the Patch Panel up to and including the Disaster Recovery Data Center.

        3.3    Limitations.

        The provision of the Additional Services set forth in this SOW does not convey any form or type of title or ownership in any real or personal property, including, but not limited to, any networks or any transmission or other facilities and equipment related to the VPOP.

        3.4    Non-Interference.

        Subject to and conditional upon Contractor's provision of the Additional Services in accordance with this SOW and otherwise in accordance with the Master Agreement, Customer and Users agree that Users' use of and connection to the VPOP shall at all times be in accordance with the terms and conditions of this SOW and the Master Agreement, and that Users' use of the VPOP otherwise than in accordance with this SOW and the Master Agreement shall not cause any material negative interference with, or material negative impairment of, delivery of the Services by the Contractor to other Users.

4.     OUT OF SCOPE SERVICES.

        This SOW contains the agreed upon terms and conditions that shall govern Contractor's performance of the Additional Services described herein. The Additional Services provided for in this SOW, and for which Contractor shall be compensated in accordance with Article 8 and Section 7.2, shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter "Out of Scope Services"), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.

5.     PROJECT SCHEDULE.

        Contractor shall establish the VPOP by July 16, 2003.

6.     COMPLETION AND ACCEPTANCE CRITERIA.

        The following internal documents are applicable to the Additional Services contemplated under this SOW:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
X	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

7.     IMPACTS ON MASTER AGREEMENT.

        7.1    Applicable.    The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

        7.2    Pricing Schedule.    Effective on the Amendment Effective Date, Schedule 1 (Service Element Fees/Unit Pricing) of Exhibit E (Pricing Schedules) of the Master Agreement shall be amended by inserting the following item under Category 2 (Per User/Per Request Charges) as follows:

VPOP access to Disaster Recovery Data Center	Per month in accordance with SOW37)	CDN$	[* * *]

        7.3    Numbering Scheme.    Beginning with this SOW, each amendment to the Master Agreement by way of the execution and delivery of a Statement of Work contemplated by Article 13 of the Master Agreement shall be referenced as an "Amendment" followed by a number signifying the sequence of such amendment, e.g., "Amendment No. 37". If such amendment embodies a Statement of Work under the Master Agreement, then the amendment shall also be identified as a Statement of Work.

8.     PRICING.

        8.1    Obligation.

        Upon execution of this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User. For the purposes of and in accordance with Section 23.3 of the Master Agreement ("Users' Liability for Payments"), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any such effective date of termination. Accordingly and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User(s) as provided for herein.

        8.2    Compensation.

        The Parties acknowledge and agree that the pricing expressed in this SOW was calculated prior to the effective date of Exhibit O to the Master Agreement. Notwithstanding the foregoing, the Contractor acknowledges and agrees that the pricing for the Additional Services have been derived and calculated in material compliance with Exhibit O of the Master Agreement, which acknowledgment shall not be interpreted as an admission, by either Party, that Exhibit O is or is not a requirement for this SOW. The Contractor further expressly acknowledges and agrees, with respect to the pricing under this SOW, that such pricing shall not in any way be construed, directly or indirectly, as an agreement of, or waiver by, Customer of its rights to enforce the obligations of Contractor under Exhibit O in respect of any Statement of Work entered into by the Parties following the date of this SOW.

    [* * *] US [* * *] Cents (US$[* * *]) Canadian Dollars [* * *] US Dollars [* * *] $[* * *] Canadian Dollars [* * *] $[* * *].

        8.3    Payment.

        Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall also prepare and deliver to Customer a report (the "Monthly Summary of Charges") setting forth the billing calculation above. All invoices shall be due and payable within thirty (30) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.

        8.4    Disputes.

        Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.

        8.5    Taxes.

        Each User is to remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW, the Master Agreement or its respective NPAC/SMS User Agreement.

        8.6    Termination Costs.

        Customer shall be entitled to terminate this SOW 37(CA) at any time during the term of provision of the Additional Services under this SOW 37(CA) by Contractor, provided that, in the event of any such termination, Users shall be entitled to re-terminate their circuits in the same fashion, and under the same terms and conditions, as was the case prior to implementation of the VPOP, and the following termination charges shall be payable, by Customer in the periods described below as a Non-Recurring Fee:

Terminate after:	1-12 Months		13-18 Months		19-24 Months		25-30 Months		31-35 Months
A Commitment Adjustment Charge	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Service Termination Charge	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Installation Site Adjustment	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Installation Fee for the Circuit	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]
Total Termination Charge:	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]	$	[* * *]

        All amounts set forth in the table above are in US Dollars, and are payable in Canadian Dollars upon conversion of such amounts into Canadian Dollars at the exchange rate determined in accordance with Exhibit E of the Master Agreement.

  Notwithstanding the foregoing, Contractor represents and warrants that the foregoing termination charges are the exact charges (without mark up or margin) payable by Contractor to its VPOP supplier in the event of termination by Contractor pursuant to its agreements with its supplier.

  Contractor agrees that if Contractor becomes entitled to any discount, rebate or other reduction from such termination charges, any such other discount, rebate or reduction shall be applied in favor of the Customer as a dollar for dollar reduction from the termination charges which may otherwise be, or have been, payable by Customer hereunder.

9.     CONTINUATION OF MASTER AGREEMENT AND USER AGREEMENT.

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the Amendment Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

10.   MISCELLANEOUS.

        10.1    Counterparts.

        This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

        10.2    Entire Agreement.

        This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this SOW:

CONTRACTOR: NeuStar, Inc.
By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

Amendment No. 39 (CA)			Date: October 10, 2003
SOW:	✓	No
Yes

AMENDMENT TO EXHIBIT E (PRICING SCHEDULES)

UNDER

AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION
CENTER / SERVICE MANAGEMENT SYSTEM

AMENDMENT TO EXHIBIT E (PRICING SCHEDULES)

UNDER
AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

PARTIES.

        This amendment (this "Amendment") is entered into pursuant to Article 13 of, and upon execution shall be a part of, the Agreement for Number Portability Administration Center/Service Management System, as amended (the "Master Agreement"), by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

EFFECTIVENESS.

        This Amendment shall be effective as of the 10th day of October, 2003 (the "Amendment Effective Date") but only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed thereto under the Master Agreement.

SCOPE.

        Contractor and Customer agree that Exhibit E (Pricing Schedules) is amended to reflect the following agreements between Contractor and Customer:

3.1    Bulk Data Downloads.    [* * *] $[* * *] $[* * *]

3.2    Engineering Support.    [* * *]$[* * *]$[* * *]

3.3    Ad Hoc Reports.    [* * *] $[* * *] $[* * *] $[* * *] (CDN$[* * *].

IMPACTS ON MASTER AGREEMENT.

4.1    Applicable.    The following portions of the Master Agreement are impacted by this Amendment

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services

4.2    Pricing Schedule.    Effective on the Amendment Effective Date, Schedule 1 (Service Element Fees/Unit Pricing), Section 2 (Per User/Per Request Charges) of Exhibit E (Pricing Schedules) of the Master

Agreement is amended by deleting the row entitled "Ad Hoc Reports" and substituting the following rows therefor:

[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *](1)	[* * *]	$	[* * *]	$	[* * *]
[* * *](2)	[* * *]	$	[* * *]	$	[* * *]
[* * *](3)	[* * *]	$	[* * *]	$	[* * *]

(1)
[* * *]

(2)
[* * *]

(3)
[* * *]

MISCELLANEOUS.

Continuation

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

Counterparts.

        This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

Entire Agreement.

        This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment:

CONTRACTOR: NeuStar, Inc.
By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

Amendment No. 40 (CA)			Date: October 10, 2003
SOW:		No	October 8, 2003 DRAFT

	✓	Yes

STATEMENT OF WORK

FOR

VPN ACCESS TO NPAC/SMS FOR LTI USERS

UNDER

AGREEMENT FOR NUMBERING ADMINISTRATION CENTER /
SERVICE MANAGEMENT SYSTEM

STATEMENT OF WORK

UNDER

AGREEMENT FOR NUMBERING ADMINISTRATION CENTRE/SERVICE MANAGEMENT SYSTEM

VPN ACCESS TO NPAC/SMS FOR LTI USERS

1.     PARTIES.

        This amendment (this "Amendment" or "Statement of Work" or "SOW") is entered into pursuant to Article 13 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the "Master Agreement") by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

2.     EFFECTIVENESS.

        This Amendment shall be effective as of the 10th day of October, 2003 (the "Amendment Effective Date") only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings as defined in the Master Agreement.

3.     ADDITIONAL SERVICES.

        3.1    No Enhancements.

        The Additional Services set forth in this SOW are not an Enhancement to the NPAC/SMS as defined under the Master Agreement.

        3.2    Scope.

        Contractor shall provide an alternative method for low-tech interface ("LTI") Users to access the NPAC/SMS. The Virtual Private Network to be provided by Contractor under this SOW ("VPN") access method relies on the Internet rather than on the Public Switch Telephone Network ("PSTN") for transport of data between the Users' sites and the NPAC/SMS data center sites. The VPN access method to be provided by Contractor under this SOW shall maintain the same 56K bandwidth provided under the dial-up-method currently provided. LTI User screens other than the log-on screens will maintain the same look and feel as that used by LTI Users prior to transition to the VPN access method.

        The VPN access method to be provided by Contractor under this SOW is a replacement of the dial-up access method currently provided for LTI Users. The dial-up method will be withdrawn immediately for new requests for LTI access to the NPAC/SMS, provided that Users currently accessing the NPAC/SMS by the dial-up method will be able to continue using this access until June 1, 2004.

        Users will connect to the Internet via their Internet Service Provider. Users are solely responsible for obtaining access to the Internet. Users will be required to use Contractor's VPN client software to, among other things, perform security handshakes with the VPN access equipment at the NPAC/SMS data center site. The software and instructions for its installation and use will be made available on the NPAC/SMS Secure Web Site. Contractor shall maintain fully functional VPN client software available for download on the NPAC/SMS Secure Web Site. Contractor's VPN client software may be installed without the need to remove the dial-up port connection software in the User's LTI. Thus the User can maintain both methods of access if desired for transition purposes. Schedule A to this SOW expresses the general terms and conditions described by the Contractor to the Customer related to the technical efficiency of the VPN service offered as an Additional Service by the Contractor to the Customer under this SOW. Such technical efficiencies described in Exhibit A are referred to in this SOW as the "Technical Efficiencies". The Contractor acknowledges and agrees that the representations of

Contractor contained in the Technical Efficiencies have been relied upon by the Customer in its determination to execute and deliver this SOW.

        3.3    Limitations.

        The provision of the Additional Services hereunder does not convey any form or type of title or ownership in any real or personal property, including, but not limited to, any networks or any transmission or other facilities and equipment related to the VPN.

        3.4    Non-Interference

        Subject to and conditional upon Contractor's provision of the Additional Services in accordance with this SOW and otherwise in accordance with the Master Agreement, Customer and Users agree that Users' use of the VPN shall at all times be in accordance with the terms and conditions of this SOW and the Master Agreement, and that Users' use of the VPN otherwise than in accordance with this SOW and the Master Agreement shall not cause any material negative interference with, or material negative impairment of, delivery of the Additional Services by the Contractor to other Users.

        3.5    Out of Scope Services.

        This SOW contains the agreed upon terms and conditions that shall govern Contractor's performance of the Additional Services described herein. The Additional Services provided for in this SOW, and for which Contractor shall be compensated in accordance with Article 7 and Section 6.2, shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter "Out of Scope Services"), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.

4.     PROJECT SCHEDULE.

        The schedule set forth in the following table is a summary of tasks and time frames for implementation:

Phase	Summary Milestone	Date
Phase 0	Amendment Effective Date	Oct. 10, 2003
Phase 1	Notify LTI Users of VPN access availability (Instructions, User software required provided on NPAC Secure Web Site)	Week 1
Phase 2	Withdraw dial-up access method	June 1, 2004

5.     COMPLETION AND ACCEPTANCE CRITERIA.

        The following internal documents are applicable to the Additional Services contemplated under this SOW:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
X	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

6.     IMPACTS ON MASTER AGREEMENT.

        6.1    Applicable.

        The following portions of the Master Agreement are impacted by this Amendment:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

        6.2    Pricing Schedule.

        Effective on the Amendment Effective Date, Schedule 1 (Service Element Fees/Unit Pricing) of Exhibit E (Pricing Schedules) of the Master Agreement shall be amended by inserting the following item under Category 1 (Monthly Charges) as follows:

[* * *](1)	[* * *]	CDN$	[* * *]

(1)
[* * *]

7.     PRICING.

        7.1    Obligation.

        Upon execution of this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User. For the purposes of and in accordance with Section 23.3 of the Master Agreement, ("Users Liability For Payments"), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any effective date of termination. Accordingly, and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User, as provided for herein.

        7.2    Compensation.

        The Parties acknowledge and agree that the pricing expressed in this SOW was calculated prior to the effective date of Exhibit O to the Master Agreement. Notwithstanding the foregoing, the Contractor acknowledges and agrees that the pricing for the Additional Services have been derived and calculated in material compliance with Exhibit O of the Master Agreement, which acknowledgment shall not be interpreted as an admission, by either Party, that Exhibit O is or is not a requirement for this SOW. The Contractor further expressly acknowledges and agrees, with respect to the pricing under this SOW, that such pricing shall not in any way be construed, directly or indirectly, as an agreement of, or waiver by, Customer of its rights to enforce the obligations of Contractor under Exhibit O in respect of any Statement of Work entered into by the Parties following the date of this SOW.

[* * *] US Dollars US$[* * *] Canadian Dollars[* * *] CDN$[* * *]

        7.3    Payment.

        Contractor hereby waives the VPN access charge for the first partial and first full month of use by each User that transitions to the VPN access method within thirty (30) days of execution of this SOW by the parties. Thereafter, Contractor shall prepare invoices and bill Users for VPN access in accordance with the Master Agreement and NPAC/SMS User Agreements thereunder. Contractor shall continue to charge Users for dial-up-port access until the User notifies Contractor that its dial-up port access is to be terminated, or until the dial-up access is no longer provided. Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall also prepare and deliver to Customer a report (the "Monthly Summary of Charges") setting forth the billing calculation above. All invoices shall be due and payable within thirty (30) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.

        7.4    Disputes.

        Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.

        7.5    Taxes.

        Each User shall remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this Amendment, the Master Agreement or its respective NPAC/SMS User Agreement.

8.     MISCELLANEOUS.

        8.1    Continuation.

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the Amendment Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

        8.2    Counterparts.

        This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

        8.3    Entire Agreement.

        This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this SOW:

CONTRACTOR: NeuStar, Inc.

By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

Exhibit A
To
Amendment No. 40 (CA)

Technical Efficiencies

Administration & Management

        NetScreen utilizes a web interface that allows the administrator to either locally or remotely manage and configure the software. Most other vendors also have this capability but the layout and ease of use with the WebUI (NetScreen's term) was superior. It provides multiple levels of administrative rights, a broader scope of capabilities that can be managed and the interface is intuitive. Installation and management of NetScreen's appliances are easily accomplished via a number of management interfaces including a built-in WebUI, Command Line Interface (CLI), or NetScreen-Global PRO, NetScreen's central management solution.

Customer Support

        NetScreen's customer support was by far more responsive and helpful prior to our purchase of the devices. In addition, the cost for the level of service obtained provides NeuStar a better value for the money.

          Feature/Functionality

        The top two products that were evaluated had comparable features. Both Cisco and NetScreen offered a wide variety of parameters that would allow users to customize and tailor their application to meet specific needs. For example,

  •
  Common Criteria and ICSA certified stateful inspection firewall

  •
  FIPS 140 and ICSA certified IPSec VPN gateway

  •
  Traffic management capabilities for optimizing limited bandwidth

  •
  High Availability (HA) to ensure maximum network reliability

  •
  Embedded Antivirus using AV technology from Trend Micro—targeted for the second half of 2003*

  •
  Rich set of management interfaces, both internal and external

  •
  Dynamic routing support to ease integration of security into existing networks and to support dynamically routed VPNs

          Encryption

        NetScreen's integrated security appliances are purpose-built network security devices. This means they combine firewall, Virtual Private Networking (VPN), and Denial of Service (DoS) mitigation functions. Utilizing hardware-accelerated security technology, all NetScreen security appliances feature very low latency, high throughput IPSec encryption and firewall functions, and robust DoS mitigation; allowing them to seamlessly integrate into any network.

Amendment No. 44 (CA)			Date: June 1, 2004
SOW:		No

	✓	Yes

STATEMENT OF WORK

FOR

CANADIAN VIRTUAL POINT OF PRESENCE TO [* * *]

UNDER

AGREEMENT FOR NUMBERING ADMINISTRATION CENTER /
SERVICE MANAGEMENT SYSTEM

STATEMENT OF WORK

UNDER
AGREEMENT FOR NUMBERING ADMINISTRATION CENTER /
SERVICE MANAGEMENT SYSTEM
Canadian Virtual Point of Presence

1.     PARTIES.

        This amendment (this "Amendment" or "Statement of Work" or "SOW") is entered into pursuant to Article 13 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the "Master Agreement") by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

2.     EFFECTIVENESS.

        This Amendment shall be effective as of the June 1, 2004 (the "Amendment Effective Date") only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.

3.     ADDITIONAL SERVICES.

        3.1    Scope.

        Contractor shall establish a virtual point of presence ("VPOP") in a central location in Montreal, Quebec, Canada, through which Users shall be able to connect from time to time to Contractor's NPAC/SMS Data Center currently located in [* * *] (the "NPAC/SMS Data Center"). The provision of the VPOP by Contractor pursuant to this SOW shall comprise Additional Services. The Additional Services set forth in this SOW are not an Enhancement to the NPAC/SMS Software as defined under the Master Agreement.

        3.2    Services.

        Contractor shall procure, obtain, and deploy all necessary facilities, hardware, and software, as well as all required licenses, permits, consents, and other rights (the "Underlying Rights") to establish the VPOP in Montreal, Quebec, Canada to enable all Users requiring circuit connectivity to the NPAC/SMS Data Center to connect to such center through the VPOP. Contractor shall be solely and fully responsible for all aspects of the provision of the VPOP including, without limitation, space, equipment, management, Underlying Rights, and the responsibility for the delivery of User traffic between the VPOP and the NPAC/SMS Data Center.

        In order to access the VPOP, Users will be required to bring their fractional T1 or higher circuit(s) to the VPOP, as further described below. The VPOP shall have a capacity equal to eight T1's. All Users connecting to the VPOP must meet the requirements set forth in the Minimum Connectivity Requirements document issued by Contractor and approved by Customer. The point of demarcation between Users' and Contractor's networks shall be the Users' connection to the VPOP third party service provider's patch panel (the "Patch Panel"). Users are responsible for their circuit up to such connection. Contractor shall be responsible for connecting its circuit to the VPOP. For the avoidance of doubt, SLR-7 (SOA/LSMS Interface Availability (User)) as set forth in Exhibit G to the Master Agreement, applies from the User's connection point to the Patch Panel up to and including the NPAC/SMS Data Center.

        3.3    Limitations.

        The provision of the Additional Services set forth in this SOW does not convey any form or type of title or ownership in any real or personal property, including, but not limited to, any networks or any transmission or other facilities and equipment related to the VPOP.

        3.4    Non-Interference.

        Subject to and conditional upon Contractor's provision of the Additional Services in accordance with this SOW and otherwise in accordance with the Master Agreement, Customer and Users agree that Users' use of and connection to the VPOP shall at all times be in accordance with the terms and conditions of this SOW and the Master Agreement, and that Users' use of the VPOP otherwise than in accordance with this SOW and the Master Agreement shall not cause any material negative interference with, or material negative impairment of, delivery of the Services by the Contractor to other Users.

4.     OUT OF SCOPE SERVICES.

        This SOW contains the agreed upon terms and conditions that shall govern Contractor's performance of the Additional Services described herein. The Additional Services provided for in this SOW, and for which Contractor shall be compensated in accordance with Article 8 and Section 7.2, shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter "Out of Scope Services"), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.

5.     PROJECT SCHEDULE.

        Contractor shall establish the VPOP by March 31, 2004.

6.     COMPLETION AND ACCEPTANCE CRITERIA.

        The following internal documents are applicable to the Additional Services contemplated under this SOW:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
X	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

7.     IMPACTS ON MASTER AGREEMENT.

        7.1    Applicable.    The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

        7.2    Pricing Schedule.    Effective on the Amendment Effective Date, Schedule 1 (Service Element Fees/Unit Pricing) of Exhibit E (Pricing Schedules) of the Master Agreement shall be amended by inserting the following item under Category 2 (Per User/Per Request Charges) as follows:

[* * *]	Per month in accordance with SOW44)	US$	[* * *]	CDN$	[* * *]

        The Canadian pricing is calculated at the currently-specified conversion rate of 1.3612.

8.     PRICING.

        8.1    Obligation.

        Upon execution of this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User. For the purposes of and in accordance with Section 23.3 of the Master Agreement ("Users' Liability for Payments"), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any such effective date of termination. Accordingly and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User(s) as provided for herein.

        8.2    Compensation.

[* * *] US Dollars[* * *] US$[* * *] Canadian Dollars[* * *] CDN$[* * *] US Dollars[* * *] US$[* * *] Canadian Dollars[* * *] CDN$[* * *]

        8.3    Payment.

        Billing hereunder for the Monthly Recurring Charge shall commence the month or partial month following the date upon which the VPOP is made available to the Users. Billing hereunder for the Non-Recurring Fee shall commence in the month immediately following the date set forth in Article 5. Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall also prepare and deliver to Customer a report (the "Monthly Summary of Charges") setting forth the billing calculation above. All invoices shall be due and payable within thirty (30) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.

        8.4    Disputes.

        Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the thirty (30) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the thirtieth (30th) day following the original invoice date.

        8.5    Taxes.

        Each User is to remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW, the Master Agreement or its respective NPAC/SMS User Agreement.

        8.6    Termination Costs.

        Customer shall be entitled to terminate this SOW at any time during the term of provision of the Additional Services under this SOW by Contractor, provided that, in the event of any such termination, Users shall be entitled to re-terminate their circuits in the same fashion, and under the same terms and conditions, as was the case prior to implementation of the VPOP, and the following termination charges shall be payable, by Customer in the periods described below as a Non-Recurring Fee:

Terminate:	1-6 Months		7-12 Months		13-18 Months		19-24 Months		25-30 Months		31-36 Months
Total Termination Charge:	US $	[* * *]	US $	[* * *]	US $	[* * *]	US $	[* * *]	US $	[* * *]	US$	[* * *]

        All amounts set forth in the table above are in US Dollars, and are payable in Canadian Dollars upon conversion of such amounts into Canadian Dollars at the exchange rate determined in accordance with Exhibit E of the Master Agreement.

        Notwithstanding the foregoing, Contractor represents and warrants that the foregoing termination charges are the exact charges (without mark up or margin) payable by Contractor to its VPOP supplier in the event of termination by Contractor pursuant to its agreements with its supplier. Contractor agrees that if Contractor becomes entitled to any discount, rebate or other reduction from such termination charges, any such other discount, rebate or reduction shall be applied in favor of the Customer as a dollar for dollar reduction from the termination charges which may otherwise be, or have been, payable by Customer hereunder.

9.     CONTINUATION OF MASTER AGREEMENT AND USER AGREEMENT.

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the Amendment Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

10.   MISCELLANEOUS.

        10.1    Counterparts.

        This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

        10.2    Entire Agreement.

        This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this SOW:

CONTRACTOR: NeuStar, Inc.

By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

Amendment No. 45 (CA)			Date: March 8, 2004
SOW:	✓	No
Yes

AMENDMENT

TO

CONTRACTOR SERVICES AGREERMENT

FOR
NUMBERING ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM

TRAINING CHARGES

AMENDMENT

TO
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Training Charges

1.     PARTIES.

        This amendment (this "Amendment") is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the "Master Agreement") by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

2.     CONSIERATION & EFFECTIVENESS.

        Customer and Contractor consider this Amendment to be part of the Amending Agreement, effective March 31, 2003, of the Master Agreement.

        This Amendment shall be effective as of the 8th day of March, 2004 (the "Amendment Effective Date") only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.

3.     NEW TRAINING CHARGES.

        Effective on the Amendment Effective Date, Schedule 2 (Training Charges) of Exhibit E (Pricing Schedules) of the Master Agreement is hereby deleted in its entirety and replaced with Attachment 1 hereto.

4.     COMPLETION AND ACCEPTANCE CRITERIA.

        The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
X	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

5.     IMPACTS ON MASTER AGREEMENT.

        The following portions of the Master Agreement are impacted by this Amendment:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

6.     MISCELLANEOUS.

        6.1    Continuation of Master Agreement and User Agreement

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

        6.2    Counterparts.

        This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

        6.3    Entire Agreement.

        This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment:

CONTRACTOR: NeuStar, Inc.

By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

ATTACHMENT 1

TO

AMENDMENT NO. 45(CA)

New Training Charges

Schedule 2

Training Charges

Service Element	UNIT	US PRICE		CA PRICE
[* * *]*	[* * *]	$	[* * *]	$	[* * *]	**

*
[* * *]

**
[* * *]

AMENDMENT

TO

CONTRACTOR SERVICES AGREERMENT

FOR
NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

ANNUAL UPDATE TO CONVERSION FACTOR

AMENDMENT

TO
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION
CENTER / SERVICE MANAGEMENT SYSTEM
Annual Update to Conversion Factor

1.     PARTIES

        This amendment (this "Amendment") is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the "Master Agreement") by and between NeuStar, Inc., a Delaware corporation ("Contractor") and the Canadian LNP Consortium, Inc., a corporation incorporated under the laws of Canada (the "Customer").

2.     EFFECTIVENESS

        This Amendment shall be effective as of the 1st day of June 2004 (the "Amendment Effective Date") only upon execution of this Amendment by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.

3.     ANNUAL UPDATE

        Pursuant to that certain Amending Agreement, effective March 31, 2003 (the "Amending Agreement"), of the Master Agreement, Contractor and Customer agreed to specify all amounts chargeable, payable, or to be credited under the Master Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, in Canadian dollars, but except as otherwise provided in the Amending Agreement. For the period June 1, 2003 to May 31, 2004, each such dollar amount, was initially converted from its U.S. dollar amount into Canadian dollars by multiplying each such amount by a conversion factor equal to 1.5723.

          In accordance with the terms of the Amending Agreement, effective on each anniversary of the Amending Agreement, the conversion factor set forth above is recomputed based on the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Amending Agreement's effective date, as published in the Key Currency Cross Rates column of the Wall Street Journal. In accordance with the terms and conditions of the Amending Agreement, the conversion factor as of June 1, 2004 was calculated and equals 1.3612.

4.     AMENDMENT AND RESTATEMENT

        Effective on the Amendment Effective Date, and throughout the Initial Term, the parties hereby amend and restate Exhibit E and Exhibit G to the Master Agreement and Article 16 of the Master Agreement in their entirety to reflect all amounts chargeable, payable, or to be credited under the Master Agreement in Canadian dollars based on the conversion factor set forth in Article 3 above (attached hereto as Attachments 1, 2 and 3, respectively). Notwithstanding the foregoing, except when and as otherwise expressly provided by a written agreement between Contractor and Customer, and subject to the reservation in Article 5 below, any amended and restated document attached hereto is intended for information purposes only.

5.     RESERVATION

        The rights and obligations of the parties with respect to the calculation and application of a conversion factor are defined in the Master Agreement, as amended, by the Amending Agreement. It is the intent of the parties that neither party will be prejudiced by any errors or mistakes in calculating any conversion factor or by the application of any conversion factor. Upon the discovery of any such error or mistake, the parties will promptly and in good faith issue a correction; e.g., by issuing a revised Statement of Work.

6.     COMPLETION AND ACCEPTANCE CRITERIA

        The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
N/A	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics

7.     IMPACTS ON MASTER AGREEMENT.

        The following portions of the Master Agreement are impacted by this Amendment:

X	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
X	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
X	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form
None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
None	Exhibit O Statement of Work Cost Principles

8.     MISCELLANEOUS.

        8.1    Continuation of Master Agreement and User Agreement

        Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.

        8.2    Counterparts.

        This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

        8.3    Entire Agreement.

        This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment:

CONTRACTOR: NeuStar, Inc.

By:

Its:

Date:

CUSTOMER: Canadian LNP Consortium, Inc.

By:

Its:

Date:

ATTACHMENT 1

TO

AMENDMENT NO. 46(CA)

Amended and Restated Exhibit E to Master Agreement

ATTACHMENT 2

TO

AMENDMENT NO. 46(CA)

Amended and Restated Exhibit G to Master Agreement

EXHIBIT G

SERVICE LEVEL REQUIREMENTS

NPAC/SMS

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
1.	Service Availability (Customer)	Maintain a 99.9% minimum Service Availability	Service Affecting	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
2.	Scheduled Service Unavailability (Customer)	Scheduled Service Unavailability will be equal to or less than 20 hours per calendar quarter, or such longer period otherwise agreed to by the Parties, provided that such twenty (20) hour period (each, a "20 Hour Period") shall not include time reasonably required for release implementations, data rebuilds, and other non-routine tasks (the time for which shall be agreed to on a case by case basis). Contractor shall, not less than ten (10) business days prior to, and not less than four (4) business days after, each Scheduled Service Unavailability event, provide to Customer a request for maintenance and report, respectively, both in the form of Annex A attached to this Exhibit G. Contractor shall not proceed with the proposed Scheduled Service Unavailability unless it has received prior written approval (e-mail is acceptable) from Customer for its request for maintenance, which approval shall not be unreasonably withheld. For greater certainty, for any Scheduled Service Unavailability in excess of 20 hours in each 20 Hour Period, Customer shall be entitled to enforce all remedies available to it, including without limitation Performance Credits as set forth in this SLR 2. No Scheduled Service Unavailability event shall exceed ten (10) hours. Each such event shall be scheduled in advance and shall be coordinated with each User's maintenance schedule.	Service Affecting	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	$[* * *] for each hour or portion thereof in excess of approved Scheduled Service Unavailability or such longer period otherwise agreed to by the Parties	Monthly

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
3.	SOA/LSMS Acknowledge- ment Response Times (Customer)	Response time (i.e., means NPAC processing time) for 95% of the responses will be equal to or less than 3 seconds, except for miscellaneous transactions, such as queries, audits and edits	Service Affecting	$[* * *]	$[* * *]	Monthly
4.	LSMS Broadcast Time (Customer)	A mean time maximum of 60 seconds from activation to broadcast	Service Affecting	$[* * *]	$[* * *]	Monthly
5.	SOA to NPAC Interface Transaction Rates (Customer)	Maintain a minimum of 2 transactions per second per User SOA for 95% of the transactions.	Service Affecting	$[* * *]	$[* * *]	Monthly
6.	NPAC to LSMS Interface Transaction Rates (Customer)	Maintain a minimum of 10 transactions per second per User LSMS for 95% of the transactions (excluding the impact of delays caused by Users)	Service Affecting	$[* * *]	$[* * *]	Monthly

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
7.	SOA/LSMS Interface Availability (User)	Maintain an Interface Availability at a minimum of 99.9%	Service Affecting	>99.85% but <99.90%:
$[* * *];
><99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
<99.60%: $[* * *]	>99.85% but <99.90%:
$[* * *];
>99.80% but <99.85%:
$[* * *];
>99.75% but <99.80%:
$[* * *];
>99.70% but <99.75%:
$[* * *];
>99.65% but <99.70%:
$[* * *];
>99.60% but <99.65%:
$[* * *];
					<99.60%: $[* * *]	Monthly
8.	Unscheduled Per Event Backup Cutover time (Customer)	A maximum of 10 minutes to cutover to the backup site	Service Affecting	$[* * *]	$[* * *]	Per Event
9.	NPAC/SMS Partial Disaster Restoral Interval (Customer)	Partial restoration will be equal to or less than 24 hours (Partial restoration meaning the capability of receiving, processing and broadcasting updates)	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event
10.	NPAC/SMS Full Disaster Restoral (Customer)	Full restoration will occur at a maximum of 48 hours	Service Affecting	$[* * *] for each day or portion thereof in excess of 24 hours	$[* * *] for each day or portion thereof in excess of 24 hours	Per Event
11.	RESERVED
12.	User Problem Resolution	Minimum 80% calls during Normal Business Hours answered by live operators within 10 seconds	Non-Service Affecting	[* * *]	[* * *]	Monthly
13.	RESERVED
14.	User Problem Resolution	99.0% callback within 30 minutes for requests made during other than Normal Business Hours	Non Service Affecting	[* * *]	[* * *]	Monthly
15.	User Problem Resolution	A minimum of 99.5% of all commitments to get back to the User after the initial contact will be met	Non-Service Affecting	[* * *]	[* * *]	Monthly

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
16.	RESERVED
17.	RESERVED
18.	System Security	Monitor and record unauthorized system access	Non-Service Affecting	[* * *]	[* * *]	Per Event
19.	System Security	Remedy logon security permission errors immediately after User notification	Non-Service Affecting	[* * *]	[* * *]	Per Event
20.	RESERVED

No.	Procedure	Service Commitment Level	Service Affecting/ Non-Service Affecting	Performance Credit	Performance Credit Canadian Dollars	Report Frequency and Performance Credit Calculation Interval
21.	Scheduled Service Unavailability Notification	Notice of Scheduled Service Unavailability for routine maintenance of NPAC/SMS to be given a minimum of 2 weeks in advance.	Non-Service Affecting	[* * *]	[* * *]	Per Event

Notice of Scheduled Service Unavailability for non-routine maintenance of NPAC/SMS to be given as follows:
• During Normal Business Hours—a minimum of 7 days in advance
• During Non-Normal Business Hours—a minimum of 24 hours in advance
22.	Unscheduled Service Unavailability Notification	Notify User within 15 minutes of detection of an occurrence of unscheduled Service Unavailability	Non-Service Affecting	[* * *]	[* * *]	Per Event
23.	Unscheduled Service Unavailability Notification	Provide 30-minute updates of NPAC status following an occurrence of unscheduled Service Unavailability through recorded announcement and client bulletins	Non-Service Affecting	[* * *]	[* * *]	Per Event
24.	RESERVED
25.	RESERVED
26	RESERVED
27.	RESERVED

ATTACHMENT 3

TO

AMENDMENT NO. 46(CA)

Amended and Restated Article 16 of the Master Agreement

EXHIBIT E

PRICING SCHEDULES

NPAC/SMS SERVICES

Amendment No. 46 (CA)			Date: June 1, 2004
SOW:	✓	No
Yes

PRICING SCHEDULES

        The following schedules set forth the prices at which Contractor will be compensated for rendering the Services under the Agreement. A general description of these charges and the methods of billing therefor are set forth in Section 6 of the Agreement. See Agreement for other applicable charges.

        Notwithstanding anything in the Agreement to the contrary: (a) all amounts chargeable, payable, or to be credited under the Agreement, including, for greater certainty and without limitation, amounts listed in Exhibit E, Exhibit G and amounts under or pursuant to any Statement of Work and any Performance Credits, shall be in Canadian dollars; and (b) all amounts described in subparagraph (a) immediately above, excluding the amount set forth in Sections 20.1(iv) (which amount shall continue to be denominated in US dollars) and 20.4(iv) (which amount shall continue to be denominated in Canadian dollars as set forth below), will be adjusted as follows:

        (I)   effective on the Effective Date, for the period June 1, 2003 to May 31, 2004, each such dollar amount, shall be converted from its U.S. dollar amount, as such amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein) into Canadian dollars by multiplying each such amount by the number 1.5723; and

        (II)  effective on each anniversary of the Effective Date, each such dollar amount shall be converted from its U.S. dollar amount, as such U.S. dollar amounts appear in the Agreement immediately prior to the Effective Date (other than such of those amounts expressly amended by an Amending Agreement between Contractor and Customer, dated March 31, 2003, which amended amounts shall be utilized for the purposes of the conversion described herein), into Canadian dollars by multiplying each such amount by the average of the exchange rates for each of the last five (5) Business Days in the month of April immediately preceding the applicable anniversary of the Effective Date, as published in the Key Currency Cross Rates column of the Wall Street Journal.

        Effective on the Effective Date, and throughout the Initial Term, the dollar amount set forth in Section 20.4 will be adjusted by multiplying such dollar amount by the number 1.0000.

        Within fifteen (15) days following the last Business Day in April of each year, the arties shall amend and restate Exhibit E, Exhibit G, and Article 16 in their entirety, to reflect all dollar amounts in Canadian dollars based on the applicable exchange rate.

        The exchange rate determined at the June 1, 2004 anniversary is 1.3612.

Schedule 1

Service Element Fees/Unit Pricing

Category	Service Element	Unit	Price U.S. Dollars		Price Canadian Dollars
[* * *]
	[* * *](1)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](1)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](2)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](1)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]
	[* * *](3)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](4)	[* * *]	$ $ $	[* * *] [* * *] [* * *]	$ $ $	[* * *] [* * *] [* * *]
	[* * *]	[* * *]	$	[* * *]	$	[* * *]
		[* * *]	$	[* * *]	$	[* * *]
	[* * *](5)	[* * *]	$ $	[* * *] [* * *]	$ $	[* * *] [* * *]
	[* * *](6)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](7)	[* * *]	$	[* * *]	$	[* * *]
	[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]
	[* * *](8)	[* * *]	$	[* * *]	$	[* * *]
	[* * *](9)	[* * *]	$	[* * *]	$	[* * *]

Schedule 2

Training Charges

Service Element	Unit	Price U.S. Dollars		Price Canadian Dollars
[* * *]*[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]*[* * *](10)(11)	[* * *]	$	[* * *]	$	[* * *]

*
Training consists of LTI User Training lasting 8 to 12 hours.

Schedule 3

Interoperability Testing *

Category & Service Element	Unit	Price Canadian		Price Dollars
[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]
[* * *]	[* * *]	$	[* * *]	$	[* * *]

*
[* * *]

(1)
Monthly port charges [* * *]

(2)
Existing Dial-Up Port [* * *]

(3)
[* * *]

(4)
The TN Porting Event [* * *]

The TN Porting Event [* * *]

(5)
An Ad Hoc Report [* * *]

(6)
[* * *]

(7)
[* * *]

(8)
The one-time Log-on ID [* * *]

(9)
The Mechanized Interface [* * *]

(10)
[* * *]

(11)
[* * *]

QuickLinks

AMENDED AND RESTATED AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER/ SERVICE MANAGEMENT SYSTEM BETWEEN NEUSTAR, INC. AND CANADIAN LNP CONSORTIUM INC.
TABLE OF CONTENTS
AMENDED AND RESTATED CONTRACTOR SERVICES AGREEMENT
EXHIBIT A TURN-UP TESTING SCHEDULE NOTES
EXHIBIT A—TURN-UP TESTING NOTES
EXHIBIT B NANC NPAC/SMS FUNCTIONAL REQUIREMENTS SPECIFICATION NPAC/SMS SERVICES
EXHIBIT C NANC NPAC/SMS INTEROPERABLE INTERFACE SPECIFICATION NPAC/SMS SERVICES
EXHIBIT D
EXHIBIT E PRICING SCHEDULES
PRICING SCHEDULES
Schedule 1 Service Element Fees/Unit Pricing
Schedule 2 Training Charges
Schedule 3 Interoperability Testing
EXHIBIT F PROJECT PLAN AND TEST SCHEDULE NPAC/SMS SERVICES
EXHIBIT G SERVICE LEVEL REQUIREMENTS NPAC/SMS SERVICES
EXHIBIT G SERVICE LEVEL REQUIREMENTS
SERVICE LEVEL REQUIREMENTS NPAC/SMS
Annex A To Exhibit G
[FORM OF] REQUEST FOR MAINTENANCE
AFFECTED REGIONS
EXHIBIT H REPORTING AND MONITORING REQUIREMENTS NPAC/SMS SERVICES
EXHIBIT H—REPORTING AND MONITORING REQUIREMENTS
EXHIBIT I KEY PERSONNEL
EXHIBIT I KEY PERSONNEL
EXHIBIT J FORM OF NPAC/SMS USER AGREEMENT NPAC/SMS SERVICES
EXHIBIT K EXTERNAL DESIGN NPAC/SMS SERVICES
EXHIBIT L ADDITIONAL TERMS AND CONDITIONS OF SOFTWARE LICENSE
EXHIBIT L ADDITIONAL TERMS AND CONDITIONS OF SOFTWARE LICENSE
EXHIBIT M SOFTWARE ESCROW AGREEMENT NPAC/SMS SERVICES
RECITALS
AGREEMENT
ESCROW MATERIALS
EXHIBIT N SYSTEM PERFORMANCE PLAN
EXHIBIT O STATEMENT OF WORK COST PRINCIPLES
EXHIBIT O STATEMENT OF WORK COST PRINCIPLES
STATEMENT OF WORK FOR CANADIAN VIRTUAL POINT OF PRESENCE UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
STATEMENT OF WORK UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM Canadian Virtual Point of Presence
AMENDMENT TO EXHIBIT E (PRICING SCHEDULES) UNDER AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
AMENDMENT TO EXHIBIT E (PRICING SCHEDULES) UNDER AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
STATEMENT OF WORK FOR VPN ACCESS TO NPAC/SMS FOR LTI USERS UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
STATEMENT OF WORK UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTRE/SERVICE MANAGEMENT SYSTEM
VPN ACCESS TO NPAC/SMS FOR LTI USERS
Exhibit A To Amendment No. 40 (CA) Technical Efficiencies
STATEMENT OF WORK FOR CANADIAN VIRTUAL POINT OF PRESENCE TO [* * *] UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
STATEMENT OF WORK UNDER AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM Canadian Virtual Point of Presence
AMENDMENT TO CONTRACTOR SERVICES AGREERMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM TRAINING CHARGES
AMENDMENT TO CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM Training Charges
ATTACHMENT 1 TO AMENDMENT NO. 45(CA) New Training Charges
Schedule 2 Training Charges
AMENDMENT TO CONTRACTOR SERVICES AGREERMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM ANNUAL UPDATE TO CONVERSION FACTOR
AMENDMENT TO CONTRACTOR SERVICES AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM Annual Update to Conversion Factor
ATTACHMENT 1 TO AMENDMENT NO. 46(CA) Amended and Restated Exhibit E to Master Agreement
ATTACHMENT 2 TO AMENDMENT NO. 46(CA) Amended and Restated Exhibit G to Master Agreement
EXHIBIT G SERVICE LEVEL REQUIREMENTS
ATTACHMENT 3 TO AMENDMENT NO. 46(CA) Amended and Restated Article 16 of the Master Agreement
EXHIBIT E PRICING SCHEDULES
NPAC/SMS SERVICES
PRICING SCHEDULES
Schedule 1 Service Element Fees/Unit Pricing
Schedule 2 Training Charges
Schedule 3 Interoperability Testing